UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska   68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/12

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Value Fund

Catalyst/SMH High Income Fund

Catalyst/SMH Total Return Income Fund

Catalyst/Groesbeck Growth of Income Fund

Catalyst Strategic Value Fund

Catalyst Large Cap Value Fund

Catalyst/MAP Global Capital Appreciation Fund

Catalyst/MAP Global Total Return Income Fund

Catalyst/CP Core Equity Fund

Catalyst Insider Long/Short Fund

June 30, 2012

Mutual Fund Series Trust

CATALYST VALUE FUND

Dear Fellow Shareholders,

Over the past year, the Catalyst Value Fund (the “Fund”) portfolio continues to invest in securities that sell at considerably less than what we believe are their intrinsic values. Our strategy of buying earnings at a discount to what a firm would be willing to pay in a private market transaction historically outperforms the market approximately two-thirds of the years evaluated. The key to generating long-term outperformance is adhering to this discipline during the years when the market is acting less rationally.

Our selection process for identifying stocks trading below, what we believe, are their intrinsic values involves evaluating companies on the strongest combination of Earnings Yield and Return on Invested Capital. Earnings Yield and Return on Invested Capital are measures of how much a company earns to how much the company costs and how much capital was required, respectively. With this focus, we select outperforming companies at below-average prices.

We also evaluate open market insider buying transactions, one of the strongest information-based indicators that a company is trading below value. Insiders may sell their own company’s stock for a variety of reasons. However, the only rational reason they buy stock in open market transactions is because they believe the stock will increase in value in excess of market returns. Insider buying shows management conviction in the firm and likely confirms that we have appropriately identified undervalued, outperforming companies. Buying stocks that have a combination of outstanding Earnings Yield, impressive Returns on Invested Capital, and significant insider buying gives me confidence that these securities will thrive over time.

For the fiscal year ended June 30, 2012, we noticed a massive disconnect between the overall performance of the underlying companies that the Catalyst Value Fund holds and the dismal performance of their stocks. This massive valuation gap created an outstanding buying opportunity for investors. We saw growth in GDP, book value, and earnings, yet opportunities to buy companies with great free cash flow expanded. While I am disappointed with our returns for the year, I believe that the market has not acted rationally. In particular, I believe this is the result of major macroeconomic events, such as the European debt crisis. Our methodology is to ignore trends in the market and focus on those companies that generate the strongest cash flows at below-average prices. We believe this orientation by its very nature will generate returns that, over time, correlate to the intrinsic value of their holdings, providing superior returns to shareholders.

The Fund’s total returns for the fiscal year ended 06/30/12 and for the period since inception through 06/30/12 as compared to the S&P 500 Total Return Index(1) and Russell 2000 Total Return Value Index(2) were as follows:

	Year Ended (6/30/12)[3]	Since Inception 07/31/06 Class A & C3, 03/27/09 Class I4
Class A without sales charge	-20.30%	3.27%
Class A with sales charge	-24.88%	2.24%
Class C Class I	-20.94% -20.10%	2.58% 14.96%
S&P 500 Total Return Index[1]	5.45%	3.30%
Russell 2000 Total Return Value Index[2]	-2.08%	3.65%

(3) Since inception returns assume inception date of 07/31/2006. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(4)Since inception returns assume inception date of 03/27/2009.

In order to take advantage of the best opportunities in the small-cap arena, we hold a concentrated, conviction-based portfolio invested in our best ideas. I am very confident holding a portfolio of deep value companies where management finds the values in the businesses they manage so compelling that they are motivated to step up and buy significant stock on the open market.

These are a few examples of our top holdings that offer a great combination of a low price-to-earnings (“P/E”) ratio, high return on capital, and significant insider buying:

•

Hawaiian Telcom Holdco (HCOM) has a P/E of 6 and experienced insider buying from the CEO, an SVP, and two directors. The CEO, Eric Yeaman, purchased over 7,000 shares, increasing his personal holdings by more than 3%. This was a signal that management at HCOM believed the company was being undervalued by the market.

•

Pitney Bowes, Inc. (PBI) has a P/E of 6 and ROIC of 9. Insiders at PBI, including the CEO, CFO, and four EVP’s, purchased approximately $500K in shares. This type of large scale buying across multiple insiders shows strong conviction in the long-term performance of the company.

•

Two Harbors Investment Corp (TWO) trades at a P/E of 7 and has an ROIC of 15 and a dividend yield of 15.4% annualized. The CEO, CFO, and multiple officers and directors continue to purchase stock worth millions of dollars.

As of June 30th, 2012, the Fund’s top five holdings (without collateral) were as follows (unaudited):

Fund’s Top 5 Holdings
Global Ship Lease, Inc. Bofi Holding, Inc.	8.63% 7.09%
Two Harbors Investment Corp.	6.66%
Chimera Investment Corp.	5.15%
Invesco Mortgage Capital, Inc.	4.20%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2012 and are subject to change.

As of June 30, 2012, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Industry (Common Stock)
Aerospace & Defense	1.08%	Health Care Providers & Services	1.93%
Air Freight & Logistics	0.50%	Insurance	1.00%
Auto Components	1.66%	Internet Software & Services	3.44%
Capital Markets	4.33%	Marine	11.58%
Chemicals	3.06%	Media	6.94%
Commercial Services & Supplies	4.45%	Metals & Mining	3.97%
Communications Equipment	1.22%	Oil, Gas & Consumable Fuels	4.01%
Construction & Engineering	0.52%	Real Estate Investment Trusts (REITs)	20.15%
Consumer Finance	0.95%	Software	3.25%
Diversified Telecommunications	3.78%	Textiles, Apparel & Luxury Goods	1.32%
Electronic Equipment & Instruments	0.06%	Thrifts & Mortgage Finance	8.01%
Energy Equipment & Services	2.13%
		Total Common Stock:	89.34%

Industry (Warrants)		Cash
Auto Components	1.90%	Money Market Fund	2.78%
Chemicals	5.98%
Total Warrants:	7.88%	Total Portfolio:	100%

Percentages in the above table are based on market value of the Fund’s portfolio (excluding collateral) as of June 30, 2012 and are subject to change.

When the market behaves irrationally, as it has during the past year, it is easy to get distracted. This valuation gap between the performance of the companies and the price of their stocks has created outstanding buying opportunities. We strongly believe that we are well positioned to significantly outperform the market when the stock performance of our holdings begins to correlate with their intrinsic value. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted an outlook for the Catalyst Value Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Value Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) The Russell 2000 Total Return Value Index measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track; and individuals cannot invest directly in any index; although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Value Fund may or may not purchase the types of securities represented by the Russell 2000 Total Return Value Index.

NLD Review Code:	1232-NLD-8/06/2012

Catalyst Value Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The Fund's performance figures* for the year ending June 30, 2012, compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	-20.30%	8.69%	-1.02%	3.27%
Class A with load	-24.88%	6.55%	-2.19%	2.24%
Class C	-20.94%	8.17%	-1.66%	2.58%
Class I	-20.10%	8.97%	N/A	14.96%
S&P 500 Total Return Index(a)	5.45%	16.40%	0.22%	3.30%
Russell 2000 Total Return Index(b)	-2.08%	17.80%	0.54%	3.65%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2012, to ensure that the net annual fund operating expenses will not exceed 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 1.79%, 2.54%, and 1.54 for Class A, Class C, and Class I shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

(b)The Russell 2000 Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

** Inception date is July 31, 2006 for Class A and Class C, and March 27, 2009 for Class I

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Real Estate Investment Trust	20.07%
Marine	11.53%
Chemicals	9.01%
Thrifts & Mortgage Finance	7.98%
Media	6.91%
Investment Companies	4.02%
Oil, Gas & Consumable Fuels	3.99%
Metals & Mining	3.95%
Diversified Telecommunications	3.76%
Auto Components	3.55%
Other/Cash & Equivalents	25.23%
100.00%

CATALYST/SMH HIGH INCOME FUND

Fiscal Year Ended June 30, 2012

Dear Fellow Shareholders,

In general, corporations continued actions that remained fundamentally beneficial to creditors.  As companies recognized growing macro concerns, large growth initiatives have been kept at bay as conservative corporate governance remained in the spotlight.  These actions have improved balance sheet strength and have created a historically low default environment for the high yield asset class.   SMH Capital Advisors (SMHCA) believes that high yield strategies will continue to benefit from this activity as corporations remain fundamentally strong and bondholder friendly.

The Catalyst/SMH High Income Fund’s total returns for the year ended 06/30/12 as compared to the BofA Merrill Lynch U.S. Cash Pay High Yield Index1 were as follows:

	Year Ended (6/30/12)[2]	Since Inception 05/21/08[2]
Class A without sales charge	4.02%	7.10%
Class A with sales charge	-0.86%	5.84%
Class C	3.27%	6.32%
BofA Merrill Lynch U.S. Cash Pay High Yield Index[1]	6.59%	9.58%

2 The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month end can be obtained by calling 1-866-447-4228. There is a maximum sales load of 4.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The High Yield Fund posted positive returns for the year but underperformed its benchmark, the BofA Merrill Lynch U.S Cash Pay High Yield Index.  The underperformance was primarily attributed to bond price depreciation in certain individual positions that had a much larger allocation exposure than that of the index.  It is not uncommon for our concentrated portfolio to experience more volatility than that of its respective index.  As investors became defensive and moved into more haven investments, such as money markets and investment grade bonds.  The fund experienced more downside participation as some of our individual holdings sold off more than market.

SMHCA consistently emphasizes the following strategies in an attempt to add returns above interest income.

Company Buybacks and Tenders

Because our fundamental research starts with companies who have strong balance sheets, some of the holdings were either tendered above par value or bought back by the issuers on the open market.  This leads to capital gains ahead of maturity schedule.

Rolling Down the Curve

As the holdings get shorter in maturity, the ‘spread’ also narrows and the yield to maturity lessens –thus the holding experiences a price increase.  SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity.  SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

High coupon defensive positions

The Portfolio Management Team has increased bonds with 10%+ coupons that it believes are expected to be called in the short to intermediate term.  These holdings are relatively stable and provide attractive yield to worst.

As of June 30th, 2012, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top Five Holdings

Ally Financial, Inc. 8.00% due 11/1/2031

5.04%

K. Hovnanian Enterprises, Inc.  10.625% due 10/15/16

4.95%

JA Solar Holdings Co. Ltd. 4.50%  due 5/15/2013

4.73%

Sprint Capital Corp. 8.75% due 3/15/32

4.70%

Harbinger Group, Inc.  10.625%  due 11/15/15

4.66%

As of June 30th, 2012, the Fund’s fixed income holdings were divided among economic sectors as follows (unaudited):

Industry (Corporate Bonds)
Banks	5.04%	Lodging	4.61%
Diversified Financial Services	5.03%	Manufacturing	2.22%
Electronic Equipment	3.03%	Oil, Gas & Consumable Fuels	13.71%
Energy Equipment & Services	4.73%	Retail	4.50%
Entertainment	4.51%	Storage/Warehousing	4.63%
Holding Companies	4.66%	Telecommunications	21.05%
Home Builders	9.17%	Transportation	8.73%
Investment Companies	3.00%

		Total Fixed Income:	98.62%
		Cash
		Money Market Fund	1.38%

		Total Portfolio:	100%

Percentages in the above tables are based on market value of the Fund’s portfolio as of June 30, 2012 and are subject to change.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines.  As a concentrated, alpha focused manager, we do not have the ability to gauge or control market price volatility.  However, we will continue to position the fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

1 The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly‐issued in the U.S. domestic market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index. As with any fund, save an index fund, that commonly compares its performance to the BofA Merrill Lynch US Cash Pay High Yield Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Catalyst/SMH High Income Fund, which will not invest in certain securities comprising this index.

NLD Review Code:	1269-NLD-8/9/2012

Catalyst/SMH High Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The Fund's performance figures* for the year ending June 30, 2012, compared to its benchmark:

	1 Year Return	3 Year	Since Inception**
Class A	4.02%	14.27%	7.10%
Class A with load	-0.86%	12.44%	5.84%
Class C	3.27%	13.44%	6.32%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(a)	6.59%	16.00%	9.58%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2012, to ensure that the net annual fund operating expenses will not exceed 1.45% for Class A and 2.20% for Class C, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 1.49% and 2.24% for Class A and Class C shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market.

** Inception date is May 21, 2008

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Telecommunications	20.79%
Oil, Gas & Consumables Fuels	13.54%
Hotels, Restaurants & Leisure	9.00%
Semiconductors & Semiconductor Equipment	7.66%
Banks	4.98%
Commercial Services & Supplies	4.96%
Home Builders	4.89%
Household Products	4.60%
Storage & Warehousing	4.57%
Specialty Retail	4.44%
Other/Cash & Equivalents	20.57%
100.00%

CATALYST/SMH TOTAL RETURN INCOME FUND

Fiscal Year Ended June 30, 2012

Dear Fellow Shareholders,

The market continued a volatile ride as domestic and foreign economic fears persisted.   Prevailing indications of slowing economic growth created an unsettling environment for financial stocks.  The financial sector of the S&P 500 generated a -4.59% return for the fiscal year, overwhelming underperforming the S&P 500 Index by 10%.

At the beginning of the year, the fund was positioned with a 67% allocation to equities (high dividend paying and covered call writing opportunities) with the remaining being allocated into corporate high yield bonds.  As SMHCA recognized weakening economic trends, we reduced exposure to the equity side and utilized the capital for new and to add to existing corporate high yield positions.  By the end of the fund’s fiscal year ending June 30, 2012, we had transitioned the allocation to 60% corporate high yield bonds and 40% equities.  The fund underperformed its benchmark, the 50/50 blend of the S&P 500 Total Return Index and the BofA Merrill Lynch U.S Cash Pay High Yield Index for the one year period ending June 30, 2012.  Most of the underperformance occurred within the equity exposure of the fund, more specifically those positions that were financially oriented, BDC’s, REIT’s, and Alternative Asset Managers.

The Catalyst/SMH Total Return Income Fund’s total returns for the year ended 06/30/12 as compared to 50/50 blend of the S&P 500 Total Return Index and the BofA Merrill Lynch U.S Cash Pay High Yield Index.

	Year Ended (6/30/12)[3]	Since Inception 05/21/08[3]
Class A without sales charge	-5.63%	0.09%
Class A with sales charge	-11.03%	-1.34%
Class C	-6.18%	-0.65%
S&P 500 Total Return Index[1]	5.45%	1.74%
Blended Index[2]	6.16%	5.83%

(3) The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month end can be obtained by calling 1‐866‐447‐4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

High Yield Bonds

In general, corporations continued actions that remained fundamentally beneficial to creditors.  As companies recognized growing macro concerns, large growth initiatives have been kept at bay as conservative corporate governance remained in the spotlight.  These actions have improved balance sheet strength and have created a historically low default environment for the high yield asset class.   SMH Capital Advisors (SMHCA) believes that high yield strategies will continue to benefit from this activity as corporations remain fundamentally strong and bondholder friendly.  We remain committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines.  As a concentrated, alpha focused manager, we do not have the ability to gauge or control market price volatility.  However, we will continue to position the fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective.

Financially Oriented Equities

We continue to find value in non-traditional financial companies such as business development companies, alternative asset managers and low leveraged real estate investment trusts (REITs).  It is our opinion that these positions continue to have favorable fundamentals with attractive price to earnings ratios and strong dividends ranging from 8% to 12%.  As of 06/30/2012, the fund had approximately a 26% allocation within these financially oriented equities.

Growth and Income Common Stocks

In this portion of the portfolio the Portfolio Management Team focused on stocks that were trading at a discounted price to earnings relative to the broad market that had average yields in the 3-7% range, and that the Portfolio Management Team believes have the best relative long-term return potential based on its research.

Covered Call Writing

As opportunities and premiums dried up, we moved most of the covered call allocation into equity and corporate high yield bond positions with stronger total return prospects.  This strategy was used on companies with high revenue/earnings growth, reasonable stock prices and call premiums yielding 3-6% on average.  SMHCA writes the calls 10-15% out of the money and 5-7 months from expiration.  SMHCA engaged in this strategy to provide income and some downside protection on non-dividend paying positions.

As of June 30, 2012, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings

K . Hovnanian Enterprises Inc. 10.625%  due 10/15/16

5.93%

Harbinger Group Inc. 10.625% due 11/15/15

5.44%

Sprint Capital Corp. 8.75% due 3/15/32

5.33%

American Casino & Entertainment Properties LLC 11.00% due 6/15/14

5.06%

Cricket Communications, Inc. 7.75% due 10/15/20

4.91%

As of June 30, 2012, the Fund’s equity and debt holdings were divided among economic sectors as follows (unaudited):

Industry
Banks	4.59%	Lodging	4.50%
Computers	3.31%	Oil, Gas & Consumable Fuels	5.43%
Electronic Equipment	4.24%	Private Equity	7.07%
Energy Equipment & Services	1.87%	REIT’s	4.94%
Entertainment	5.06%	Retail	4.45%
Holding Companies	5.44%	Semiconductors	2.65%
Home Builders	9.01%	Storage/Warehousing	1.11%
Internet	2.80%	Telecommunications	15.35%
Investment Companies	14.18%	Transportation	3.28%
		Total Common Stock:	99.28%
		Cash
		Money Market Fund	0.72%

		Total Portfolio:	100%

Percentages in the above tables are based on market value of the Fund’s portfolio as of June 30, 2012 and are subject to change.

While returns for the fund were disappointing this last fiscal year, SMHCA believes we have identified opportunities and positioned the fund to generate strong long-term total returns.   Our process remains intact with identifying undervalued, above market dividend equity securities as well corporate high yield bonds with strong tangible assets on their balance sheets.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization‐weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/SMH Total Return Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)The Combined Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the BofA Merrill Lynch U.S. Cash Pay High Yield Index. The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly‐issued in the U.S. domestic market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/SMH Total Return Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index and the BofA Merrill Lynch U.S. Cash Pay High Yield Index.

NLD Review Code:	1267-NLD-8/09/2012

Catalyst/SMH Total Return Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The Fund's performance figures* for the year ending June 30, 2012, compared to its benchmarks:

	1 Year Return	3 Year Return	Since Inception**
Class A	-5.63%	11.30%	0.09%
Class A with load	-11.03%	9.10%	-1.34%
Class C	-6.18%	10.49%	-0.65%
S&P 500 Total Return Index(a)	5.45%	16.40%	1.74%
Blended Index (b)	6.16%	16.38%	5.83%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2012, to ensure that the net annual fund operating expenses will not exceed 1.55% for Class A and 2.30% for Class C, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 1.57% and 2.32% for Class A and Class C shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The “S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
(b) Blended Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the BofA Merrill Lynch U.S. Cash Pay High Yield Index.
** Inception date is May 21, 2008

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Capital Markets	20.99%
Telecommunications	12.29%
Hotels, Restaurants & Leisure	9.49%
Semiconductors & Semiconductor Equipment	8.70%
Commercial Services & Supplies	5.88%
Household Products	5.40%
Oil, Gas & Consumable Fuels	5.39%
Real Estate Investment Trust	4.91%
Specialty Retail	4.41%
Consumer Finance	3.61%
Other/Cash & Equivalents	18.93%
100.00%

CATALYST/GROESBECK GROWTH OF INCOME FUND

Dear Fellow Shareholders,

We are pleased to bring you the Catalyst/Groesbeck Growth of Income Fund (the “Fund”) annual report for the fiscal year ended June 30, 2012.

	Twelve Months Ended 06/30/12(2)	Since Inception 12/30/09(2)
Class A without sales charge	3.26%	8.17%
Class A with sales charge	-2.69%	5.64%
Class C without CDSC fee Class I	2.53% 3.51%	7.25% 10.88%
S&P 500 Total Return Index[1]	5.45%	10.16%

The stock market has been volatile over the past 12 months as the “risk-on, risk-off” psychology fluctuated from quarter to quarter, and even on a monthly basis. Investors have been concerned about the European debt crisis, economic growth – here and abroad, slowing growth in corporate earnings, and the upcoming U.S elections. Our investment strategy is to own high-quality companies with growing dividends and profits, while having lower earnings volatility. During these times of above average volatility in the equity markets, many equity investors seek shelter in a “safe haven”, but with a decent opportunity for a good return. This is the objective of the fund.

Our performance for the fiscal year ended June 30, 2012 benefitted from positive contributions from our stocks in the consumer staples, energy, materials, and technology sectors. In addition, our low exposure to financials throughout the year helped results because the group was one of the weakest for the S&P 500 over the 12-month period. Some of our best performing holdings were: Wal-Mart Stores, Inc., Ecolab Inc., Abbott Laboratories, IBM Corp., and Colgate Palmolive Co.. All had good results throughout the year, and we expect strong dividend and earnings growth going forward. The consumer discretionary, healthcare, and industrials sectors detracted from relative performance for the year. Also, an underweighting or lack of exposure in the telecommunications and utilities groups hurt results. The present earnings and dividend growth prospects of these last two sectors do not meet our requirements, and we don’t believe they will continue to be market leaders.

During the past twelve months, new purchases for the fund were: Apple, Inc., Coach, Inc., CSX Corp., Dover Corp., QUALCOMM Inc., Time Warner, Inc., and UnitedHealth Group, Inc.

Apple continues to drive growth with innovative products. The company is a leader in terms of customer loyalty, as consumers continue to crave the newest versions of its product such as the IPad and IPhone. International opportunities are very attractive as the company launches its products worldwide. With a current valuation in the mid- teens, we believe the stock is very reasonably priced, and with robust cash flow, we expect dividends be raised on a consistent basis going forward.  Coach, Inc. designs and markets handbags, accessories, business cases, and travel bags in the United States and internationally. It is the leading luxury accessories brand in the U.S.  The company has been very successful due to its ability to introduce new products annually – in fact over 50% of sales in any given year are from new offerings. We believe Coach will be one of the faster earnings growers in our portfolio. CSX Corp. is one of the nation's leading transportation suppliers. We are attracted to CSX Corp’s strong recent pricing trends, expected benefits from infrastructure investments, and its solid balance sheet. Dover Corp. manufactures and sells industrial products and components through a network of distributors worldwide. Management of Dover Corp continues to strengthen its portfolio of businesses through internal and external growth. In September of last year, Dover sold two businesses as part of the ongoing effort to improve margins and reduce the company’s exposure to construction related end markets. QUALCOMM designs, develops, manufactures, and markets digital telecommunications products and services.  It is an innovator in its field and developed CDMA-based integrated circuits that are used in smartphones.  Growth in these devices is very strong, especially in foreign markets like China. The company is a supplier to Apple for its iPhone.  We bought Time Warner because we like its shareholder friendly management, more focused operating model and its prospects for low- to mid-teens earnings growth. Dividend growth has averaged about 11% in recent years and management has been buying back stock. With the cable operator business now a stand-alone company, Time Warner is now focused on content and has growth opportunities in digital distribution and international markets. We believe this movie and entertainment company’s management has made good decisions with its capital allocations. UnitedHealth Group delivers network-based, health care benefits to over 70 million individuals in the U.S. The company has been firing on all cylinders and has had strong new member growth. UNH is well diversified within the managed care business and is looking at overseas expansion opportunities.

Stocks sold during the year were Becton, Dickinson & Co, Linear Technology Corp., Medtronic, NextEra Energy, ONEOK, PepsiCo, Procter & Gamble, Sanofi and Xilinx, Inc.

We sold Becton, Dickinson due to slowing revenue growth, declining profit margins, and weak net income figures.  Recently, a significant part of the company’s EPS growth has occurred because of share buybacks, which we believe lowers their quality of earnings. Linear Technology’s results were soft due to weakness in their end markets. The company is not participating in the strong tablet computer market. As a result, the outlook for the near-to-intermediate term offered little hope of the company achieving our earnings and dividend growth targets. Medtronic was sold because its earnings and dividend growth levels are not meeting our requirements. The slow economic recovery and lower reimbursement rates for their medical devices have negatively impacted sales growth. We sold NextEra Energy because earnings growth had slowed to low single digits and the outlook suggested more of the same for the foreseeable future. Dividend growth was also at the low end of our acceptable range. ONEOK was sold for valuation reasons. PepsiCo has had a difficult time dealing with commodity cost inflation and trying to pass on price increases. Additionally, they’ve experienced slowing consumer demand in some markets. We sold the stock because we expect earnings to decline and dividend growth to be subpar. Procter & Gamble is experiencing disappointing results because growth in the U.S. has slowed, weakness in Europe persists, and costs for commodities such as fuel and packaging remain high. The company has seen market share and profit margins decline because it stayed with a strategy of premium pricing at a time when consumers remained thrifty. We sold the stock because we expect sales and earnings to barely grow or decline over the coming several quarters. In addition, we were not happy with slowing dividend growth over the past two years.  We sold Sanofi because we expect their earnings will be negatively impacted by the loss of exclusivity for two of their drugs, - Plavix and Avapro, during 2012. With some time before new product launches will have a significant impact, Sanofi is reduced to cutting costs and seeking growth through acquisitions. We prefer more organic growth opportunities for companies in our portfolio. Xilinx has been hurt by weakness in its Communications and Industrial markets, while also suffering from supply shortages. Recent results have not met our expectations, and soft demand trends diminish our outlook for 2012. Despite its challenges, Xilinx shares outperformed both the broader market and its sector in October. We took advantage of this and sold the stock in early November.

Top 10 Stock Holdings 6/30/12
Company Sector	% of Total Portfolio
Kinder Morgan Management LLC Energy	4.1%
Abbott Laboratories Health Care	4.1%
International Business Machines Corp. Technology	4.0%
Praxair, Inc. Materials	3.6%
Wal-Mart Stores, Inc. Consumer Staples	3.4%
T. Rowe Price Group, Inc. Financials	3.3%
Time Warner, Inc. Consumer Discretionary	3.3%
CSX Corp. Industrials	3.3%
L-3 Communications Holdings, Inc. Materials	3.2%
McCormick & Co., Inc. Consumer Staples	3.2%

Holdings are subject to change at any time and should not be considered investment advice.

The portfolio’s sector breakdown at June 30, 2012 compared to the S&P 500 was as follows.

Sector	% of Common Stocks	S & P 500
Industrials	19.9%	10.5%
Consumer Discretionary	19.1	11.0
Technology	14.1	19.7
Health Care	11.0	12.0
Materials	10.8	3.4
Consumer Staples	10.4	11.3
Energy	7.9	10.8
Financial Services	6.8	14.4
Utilities	0.0	3.7
Telecommunication Services	0.0	3.2

As we just finished our second fiscal year for the Fund, and approach the three-year anniversary of its inception, we‘d like to point out how pleased we are that we have been able to accomplish a main objective of our strategy - owning stocks that consistently raise their dividends – hence the name “Growth of Income”. As has been the case since the inception of the Fund at the end of 2009, dividend growth has been strong. The average growth for our year-end holdings that raised their payouts for the calendar years 2010 and 2011 were 10.5%, and 15.8%, respectively. Through the first six months of 2012, 20 companies have increased their dividend by an average of 13.7% (see table below). These figures are a testament to both the strong earnings growth of our companies and, more importantly, the confidence that company managements have regarding their future growth prospects. For the U.S. stock market overall, the second quarter of 2012 likely set a new record for dividend payouts. There were 505 dividend increases during the quarter, a 13.7% gain over the 444 increases during last year’s period. In addition, prospects look good for continued raises because payout ratios - which historically average 52%, are near their lows, at 31%. Thus, companies can afford to raise dividends – a positive for many dividend-paying stocks.

2012 Dividend Increases

Company	% Increase Declared	Company	% Increase Declared
Abbott Laboratories	6.3%	L-3 Communications Holdings, Inc.	11.1%
BlackRock, Inc.	9.1%	Praxair, Inc.	10.0%
Chevron Corp.	15.4%	QUALCOMM, Inc.	16.3%
Coach, Inc.	33.3%	Teva Pharmaceutical Industries Ltd.	24.2%
Colgate-Palmolive Co.	6.9%	T. Rowe Price Group, Inc.	9.7%
CSX Corp.	16.7%	TimeWarner, Inc.	10.6%
General Dynamic, Corp.	8.5%	Tupperware Brands, Corp.	20.0%
Intel Corp.	7.1%	United Technologies Corporation	11.5%
IBM Corp	13.3%	UnitedHealth Group, Inc.	30.8%
Kinder Morgan Management, LLC	5.3%	Wal-Mart Stores Inc.	8.9%
		Average	13.7%

As a dividend-growth fund, we’d like to point out what differentiates us from many other dividend managers. Our investment strategy requires that our holdings increase their dividend on a consistent and frequent basis (almost always once every 12 months). In addition, we do not purchase stocks just for a high dividend yield. The most important characteristics we want from a dividend–paying stock are strong growth in its earnings and dividend. Many dividend managers own stocks that haven’t raised their payout on a consistent basis, and/or have weak growth in their fundamentals- many stocks are owned for their high dividend yield only. We believe having growth in the portfolio’s income stream is very important. Historical studies have shown that dividend growers have outperformed other dividend-paying stocks.

The characteristics of our portfolio continue to be very strong despite a tepid economy. The 1-year average dividend and earnings growth of our holdings have been 14.9%, and 16.0%. 5-year numbers are 13.7% and 17.9%, for dividend and earnings growth, respectively. The trailing 12-month P/E for the Fund is 13.7X, compared to 13.9X for the S&P 500. Operating earnings per share for 2012 for the S&P 500 are currently expected to grow 7.4%, with the bulk of that increase dependent on the fourth quarter - when growth is estimated to be almost 18%. We believe it will be difficult to reach that fourth quarter estimate. Our current expectations for EPS growth for the Fund for calendar year 2012 is 9%-10% without the need for a large percentage increase in the fourth quarter.

As overall corporate earnings growth continues to slow down due to rough economic conditions in the United States and abroad, we expect the stock market to be driven by high-quality companies with consistent earnings and dividend growth. Stock selection will be at a premium as the market will seek the safe haven of stocks with solid fundamentals and whose earnings are rising faster than overall corporate profits. We believe our portfolio is well positioned in this market environment because of its consistent and comparatively strong dividend and earnings growth. We remain committed to a strategy of investing in companies with strong business franchises, attractive long-term growth prospects, healthy balance sheets, and growing dividends.

Sincerely,

This report is intended for the Fund’s shareholders.  It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus.  To obtain an additional prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228.  Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.  The Catalyst/Groesbeck Growth of Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)  Aggregate total return, not annualized.  The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228.  There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions.  A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions).  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

1186-NLD-7/30/2012

Catalyst/Groesbeck Growth of Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The Fund's performance figures* for the year ending June 30, 2012, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	3.26%	8.17%
Class A with load	-2.69%	5.64%
Class C	2.53%	7.25%
Class I	3.51%	10.88%
S&P 500 Total Return Index(a)	5.45%	10.16%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2012, to ensure that the net annual fund operating expenses will not exceed 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 2.32%, 3.07%, and 2.07% for Class A, Class C, and Class I shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The “S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is December 30, 2009 for Class A, Class C and S&P 500 Index and November 24, 2010 for Class I.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Aerospace & Defense	9.10%
Oil, Gas & Consumable Fuels	7.11%
Pharmaceuticals	6.86%
Chemicals	6.59%
Capital Markets	6.11%
Semiconductors & Semiconductor Equipment	5.64%
Machinery	5.54%
Textiles, Apparel & Luxury Goods	5.23%
IT Services	3.89%
Food & Staples Retailing	3.33%
Other/Cash & Equivalents	40.60%
100.00%

CATALYST STRATEGIC VALUE FUND

Dear Fellow Shareholders,

During the past year, the Catalyst Strategic Value Fund (the “Fund”) has taken advantage of outstanding buying opportunities in an irrational market to position the portfolio well for potential future outperformance. Our strategy involves selecting high quality companies at below-average prices with insider conviction. We use Earnings Yield (a measure of earnings to price) to select companies selling at a discount to what we believe is their intrinsic value. To select the highest quality companies, we evaluate Return on Invested Capital, a measure of how much a company earns to how much capital was required. Finally, because insiders know more about their own company than any outsider possibly could, we look at the actions of insiders as an indicator of how the market is valuing the firm. When multiple insiders make significant open market purchases, we see this as a strong, information-based signal that the market is undervaluing the firm. The only rational reason an insider would purchase his or her own company stock is that he or she believes it will generate returns in excess of market returns.

Unfortunately, we witnessed one of the irrational market periods during this past year – we saw growth in GDP, book value, and earnings, yet the market remained volatile and opportunities to buy companies with great free cash flow expanded. Much of this volatility was created by major macroeconomic events, such as the European debt crisis. These market conditions created a massive disconnect between the performance of the underlying companies in our portfolio and the performance of their stocks. Our methodology is to ignore market trends and focus on companies that generate the strongest cash flows at below-average prices.  This orientation by its very nature will generate returns that, over time, correlate to the intrinsic value of their holdings, providing superior returns to shareholders.

While I am disappointed with the performance of the Fund, I am satisfied knowing that we took advantage of this valuation gap and added great companies to our portfolio. Our historical analysis of this strategy gives us conviction in staying the course while we see insiders buying along with us. Once we see this current valuation gap diminish, we believe the portfolio will significantly outperform the market.

The Fund’s total returns for the fiscal year ended 06/30/12 and for the period since inception through 06/30/12 as compared to the S&P 500 Total Return Index1 and the S&P 400 Mid-Cap Total Return Index2 were as follows:

	Year Ended (6/30/12)[3]	Since Inception 10/28/2010 Class A & C3
Class A without sales charge	-7.32%	3.93%
Class A with sales charge	-12.64%	0.31%
Class C S&P 500 Total Return Index[1]	-8.01% 5.45%	3.46% 11.10%
S&P 400 Mid-Cap Total Return Index[2]	-2.33%	9.65%

(3) Aggregate total return, not annualized. Since inception returns assume inception date of 10/28/2010. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Here is an example of our holdings that offer a great combination of earnings yield, return on capital, and significant insider buying:

•

Fossil Incorporated (FOSL) has an earnings yield of 10% and a return on capital of 42.  In May, the CEO, CFO, and multiple directors purchased more than $700K worth of stocks.  We bolstered our position in this stock when we saw these signals.

As of June 30th, 2012, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings
Veeco Instruments, Inc.	5.11%
CA, Inc.	4.47%
Northrop Grumman Corp.	3.87%
DISH Network Corp.	3.59%
Gannett Co., Inc.	3.54%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2012 and are subject to change.

As of June 30th, 2012, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Industry (Common Stock)
Aerospace & Defense	3.43%	Internet & Catalog Retail	1.22%
Auto Components	2.64%	Internet Software & Services	0.03%
Chemicals	6.35%	IT Services	1.32%
Commercial Services & Supplies	4.31%	Machinery	6.69%
Communications Equipment	0.96%	Media	8.27%
Containers & Packaging	1.78%	Multi-Utilities	0.88%
Diversified Telecommunication Services	0.94%	Oil, Gas & Consumable Fuels	9.85%
Electronic Equipment, Instruments & Components	0.83%	Semiconductors & Semiconductor Equipment	7.44%
Energy Equipment & Services	3.64%	Software	8.18%
Health Care Providers & Services	2.78%	Specialty Retail	6.91%
Household Durables	0.95%	Textiles, Apparel & Luxury Goods	1.83%
Household Products	1.78%	Trading Companies & Distributors	4.62%
Insurance	0.76%	Wireless Telecommunication Services	1.73%
		Total Common Stock:	90.12%

		Cash
		Money Market Fund	9.88%

		Total Portfolio:	100%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2012 and are subject to change.

In addition to selecting the most-attractive companies, we continue to implement a call writing strategy to generate premium income in order to reduce volatility and hedge market risk.  We have been writing iShares Russell 2000 (IWM) calls.  We believe that the option premiums earned will reduce volatility over time.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Strategic Value Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) The S&P 400 Mid-Cap Index by Standard & Poor’s Corp. measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track; and individuals cannot invest directly in any index; although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Strategic Value Fund may or may not purchase the types of securities represented by the Russell 2000 Total Return Value Index

NLD Review Code:	1215-NLD-8/02/2012

Catalyst Strategic Value Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The Fund's performance figures* for the year ending June 30, 2012, compared to its benchmark:

	1 Year	Since Inception**
Class A	-7.32%	3.93%
Class A with load	-12.64%	0.31%
Class C	-8.01%	3.46%
S&P 500 Total Return Index(a)	5.45%	11.10%
S&P 400 Mid-Cap Total Return Index(b)	-2.33%	9.65%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2012, to ensure that the net annual fund operating expenses will not exceed 1.55% for Class A and 2.30% for Class C, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 4.32% and 5.07% for Class A and Class C shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The “S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

(b)The “S&P Mid-Cap 400 Index”, a registered trademark of McGraw-Hill Co., Inc., seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return charachteristics of the broader mid-cap universe on an on-going basis.

** Inception date is October 28, 2010.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Semiconductor Equipment	10.23%
Specialty Retail	9.51%
Chemicals	8.73%
Media	8.70%
Oil Components	8.25%
Aerospace & Defense	7.28%
Office Supplies & Equipment	5.94%
Software	5.45%
Distribution	5.01%
Machinery	4.09%
Other/Cash & Equivalents	26.81%
100.00%

CATALYST LARGE CAP VALUE FUND

Dear Fellow Shareholders,

Launched July 29, 2011, the Catalyst Large Cap Value Fund (the “Fund”) portfolio invests in large-cap companies that are generating superior free cash flow and return on invested capital. We believe our strategy of buying high quality earnings at a discount to what a firm would be willing to pay in a private market transaction.  The key to generating long-term outperformance is adhering to this discipline during the years when the market is acting less rationally. I am pleased to announce that during its first year, the Fund has generated strong, positive returns despite the market conditions. Since inception, the Fund’s Class A shares returned 4.91% while Class C shares returned 6.67%. Meanwhile, deep value strategies, in general, performed poorly.

Our selection process for identifying stocks trading below, what we believe, are their intrinsic values involves evaluating companies on the strongest combination of Earnings Yield and Return on Invested Capital. Earnings Yield and Return on Invested Capital are measures of how much a company earns to how much the company costs and how much capital was required, respectively. With this focus, we attempt to select outperforming companies at below-average prices.

For the fiscal year ended June 30, 2012, we saw strong, positive returns despite the valuation gap that existed for deep value strategies during the year. In particular, for deep value strategies, we saw a volatile market that we believe did not behave rationally. Even with growth in GDP, book value, and earnings, we saw increased opportunities to buy companies with great free cash flow. I believe that there is still a massive disconnect between the performance of the underlying companies in the Fund and the performance of their stock prices. Our methodology is to ignore trends in the market and focus on companies that generate the strongest cash flows at below-average prices. We believe this orientation will generate returns that, over time, will show strong correlation between company performance and stock price performance, ultimately providing superior returns to shareholders.

The Fund’s total returns since inception as compared to the S&P 500 Total Return Index (1) were as follows:

Since Inception 07/29/11 Class A & C2
Class A without sales charge	4.91%
Class A with sales charge	-1.12%
Class C	6.67%
S&P 500 Total Return Index[1]	7.64%

These are a few examples of our top holdings that offer a great combination of a low price-to-earnings (“P/E”) ratio and high return on capital:

•

Diamond Offshore Drilling, Inc. (DO) has a P/E of 8, a return on invested capital of 17, and has a 6% dividend yield compared to the S&P 500 average dividend yield of 2% (1). DO also offers a return on equity of 19% compared to the S&P 500 (1) average of 15%.

•

HCA Holdings, Inc. (HCA) trades at a P/E of 4 and has a return on invested capital of 15, and has a free cash flow yield of 17%. Additionally, HCA has a price to sales of 0.4 compared to the S&P 500 (1) average of 1.2 for the past year.

As of June 30th, 2012, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings
Apple, Inc.	4.53%
Microsoft Corp.	3.79%
Beam, Inc.	3.75%
Forest Laboratories, Inc.	3.70%
Northrop Grumman Corp.	3.64%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2012 and are subject to change.

As of June 30, 2012, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Industry (Common Stock)
Aerospace & Defense	10.56%	Energy Equipment & Services	3.33%
Auto Components	4.92%	Health Care Equipment & Supplies	3.28%
Automobiles	2.53%	Health Care Providers & Services	6.48%
Beverages	3.75%	Media	5.17%
Chemicals	3.14%	Metals & Mining	5.76%
Computers & Peripherals	11.75%	Office Electronics	2.69%
Consumer Finance	3.44%	Oil, Gas & Consumable Fuels	9.14%
Diversified Financial Services	3.26%	Pharmaceuticals	6.93%
Electronic Equipment, Instruments & Components	3.32%	Software	3.79%
		Total Common Stock:	93.24%

		Cash
		Money Market Fund	6.76%

		Total Portfolio:	100%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2012 and are subject to change.

When the market behaves irrationally, as it has during the past year, it is easy to get distracted. This valuation gap between the performance of the companies and the price of their stocks has created outstanding buying opportunities. The Fund has performed well this year despite market conditions. We strongly believe that we are well positioned to significantly outperform the market when the stock performance of our holdings begins to better correlate with their intrinsic value. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted an outlook for the Catalyst Large Cap Value Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Large Cap Value Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

 (2) Since inception returns assume inception date of 07/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

NLD Review Code:	1214-NLD-8/2/2012

Catalyst Large Cap Value Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The Fund's performance figures* for the period ending June 30, 2012, compared to its benchmark:

Since Inception**
Class A	4.91%
Class A with load	-1.12%
Class C	6.67%
S&P 500 Total Return Index(a)	7.64%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2012, to ensure that the net annual fund operating expenses will not exceed 1.45% for Class A and 2.20% for Class C, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 1.66% and 2.41% for Class A and Class C shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The “S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is July 29, 2011.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Oil & Gas	12.78%
Computers	12.04%
Aerospace & Defense	10.82%
Pharmaceuticals	7.10%
Banks	6.87%
Healthcare Services	6.64%
Media	5.29%
Auto Parts & Equipment	5.04%
Software	3.88%
Beverages	3.84%
Other/Cash & Equivalents	25.70%
100.00%

CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND

"Bankruptcies of governments have, on the whole, done less harm to mankind than their ability to raise loans." R.H. Tawney (Religion and The Rise of Capitalism)

Dear Fellow Shareholders:

The Catalyst/MAP Global Capital Appreciation Fund’s total returns for the period since inception through 06/30/12 as compared to the MSCI All Country World Stock Index(1) were as follows:

Since Inception 07/29/11 Class A & C2
Class A without sales charge	0.26%
Class A with sales charge	-5.50%
Class C	-0.47%
MSCI All Country World Stock Index	-4.94%

The most prevalent problems of the past four years have been debt and leverage. In Europe, the lower borrowing costs (as a result of the euro creation) caused a debt "binge" by governments, corporations and private individuals. This debt binge is now in the violent process of correcting itself.  European Governments and individuals made the "Error Of Optimism" and assumed the growth would continue and the credit spigots would always flow.

We feel that this focus will eventually shift away from Europe to the United States, United Kingdom, or Japan. We have our own issues in the United States. Sooner or later excessive Federal, State and Local debt, coupled with pension issues, will need to be addressed and discussed.  We can all look back longingly at the days of Condoflip.com and the 120% mortgage; but, rest assured, we have not fully recovered from that party. Our reserve currency status will provide some cover until it is eventually also called into question. This could easily occur after market participants’ change their focus from the problems in Europe.

Our opinion is that the markets will continue to seesaw between "Risk On" (buy risk assets with borrowed Carry currencies) and "Risk Off" (sell Risk and buy back Carry currencies and perceived low risk governmental paper)*. This action will continue until either we see significant sovereign defaults or enough liquidity flow through to make inflation more of a market concern. In other words - we are going to get inflation or deflation - the market wavers back and forth between these expectations. Current bond yields imply that deflation has the upper hand, but one should not underestimate the ability and temptation for our and other Central Banks to print.

Currently we feel that defensive equities offer much better long-term risk/reward in either a deflationary or inflationary scenario. In our view, stocks offer stronger yields, real assets and better inflation protection over long-term government paper. Furthermore, with a covered call option overlay we can attempt to achieve junk bond like returns (on a stock standstill basis) on blue chip names on a portion of our portfolio.

To this end we would rather not get too caught up in all the noise - we are simply focusing on what we perceive to be safer names, stocks with catalysts, strong dividend yields, covered calls (when prudent) and serviceable balance sheets.

We are heavily weighted in Pharmaceuticals (Abbott Laboratories, Johnson & Johnson, Novartis), Food/Beverage (Campbell Soup, Fraser & Neave, Heineken Holdings, Nestle and Thai Beverage), Energy (British Petroleum, Canadian Oil Sands, Royal Dutch Shell) and Utilities (Thai Tap Water Supply and Suez Environment). Our technology names are more value focused and leaders in their respective spaces (Cisco, Microsoft, and SeaChange International). Geographically, we have a strong focus on stronger European Countries, such as France, Netherlands, and Switzerland, that we believe will likely hold up better even if the European Union dissolves. One overlying theme for our holdings is an expanding middle class in the emerging economies and more austerity in developed nations.

To that end we like investments in the Asian Periphery. These markets include Malaysia (Al-Aqar, Oldtown Bhd, and Zhulian Corp), Singapore (Haw Par Corp. Limited), and Thailand (Bangkok Expressway, and MCOT). We are also excited about the longer-term growth prospects for Africa and have several positions in South Africa (Afgri, Distill Group, and JSE).

As of June 30th, 2012, the Fund’s top 5 holdings were as follows (unaudited):

Johnson & Johnson

            3.55%

Novartis AG

3.53%

Wendy’s Co.

3.14%

Fraser & Neave Ltd.

3.10%

Total SA

2.99%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2012 and are subject to change.

Looking Forward:

We continue to believe that choppy markets are here to stay and that we are going to have to navigate a continuation of a Risk On/Risk Off trading mentality and volatility. Rather than getting caught in the day to day noise, we prefer to stick with a focus on stronger value names with a catalyst, coupled with compelling dividend yields while we wait for markets to normalize. Right now the focus is on the debt issues prevalent in Euro-land. While very real, it is important to recognize that many of the same issues will eventually need to be dealt with in the United States as well. We do not know how the global governments and Central banks will deal with these issues; however, we wish to maintain a portfolio that will hold up in either scenario. As such, we continue to be underweight financials as it is our belief that this is where the bulk of the credit excesses and leverage have built up.

Thank you for the investment you have placed in Catalyst/MAP Global Capital Appreciation Fund and for your continued trust.

Michael Dzialo

Peter J. Swan

*An example, a Carry Trade involves borrowing lower borrowing cost currency (i.e. Japanese Yen) and investing the proceeds in a higher yielding one (i.e. Australian Dollar).

(1)A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

(2) Aggregate total return, not annualized. Since inception returns assume inception date of 7/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

NLD Review Code:	1221-NLD-8/3/2012

Catalyst/MAP Global Capital Appreciation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The Fund's performance figures* for the period ending June 30, 2012, compared to its benchmark:

Since Inception**
Class A	0.26%
Class A with load	-5.50%
Class C	-0.47%
MSCI All Country World Stock Index (a)	-4.94%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2012, to ensure that the net annual fund operating expenses will not exceed 1.55% for Class A and 2.30% for Class C shares, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 1.66% and 2.41% for Class A and Class C shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

** Inception date is July 29, 2011.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Beverages	10.87%
Oil, Gas & Consumables Fuels	10.67%
Pharmaceuticals	9.82%
Retail	7.69%
Telecommunications	6.59%
Food Products	6.35%
Metals & Mining	5.20%
Water	4.84%
Agriculture	4.31%
Internet Software & Services	3.92%
Other/Cash & Equivalents	29.74%
100.00%

CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND

"Bankruptcies of governments have, on the whole, done less harm to mankind than their ability to raise loans." R.H. Tawney (Religion and The Rise of Capitalism)

Dear Fellow Shareholders:

The Catalyst/MAP Global Total Return Income Fund’s total returns for the period since inception through 06/30/12 as compared to the Blended Index(1) were as follows:

Since Inception 07/29/11 Class A & C2
Class A without sales charge	1.83%
Class A with sales charge	-4.03%
Class C	1.08%
Blended Index[1]	-1.55%

The most prevalent problems of the past four years have been debt and leverage. In Europe, the lower borrowing costs (as a result of the euro creation) caused a debt "binge" by governments, corporations and private individuals. This debt binge is now in the violent process of correcting itself.  European Governments and individuals made the "Error Of Optimism" and assumed the growth would continue and the credit spigots would always flow.

We feel that this focus will eventually shift away from Europe to the United States, United Kingdom, or Japan. We have our own issues in the United States. Sooner or later excessive Federal, State and Local debt, coupled with pension issues, will need to be addressed and discussed.  We can all look back longingly at the days of Condoflip.com and the 120% mortgage; but, rest assured, we have not fully recovered from that party. Our reserve currency status will provide some cover until it is eventually also called into question. This could easily occur after market participants’ change their focus from the problems in Europe.

Our opinion is that the markets will continue to seesaw between "Risk On" (buy risk assets with borrowed Carry currencies) and "Risk Off" (sell Risk and buy back Carry currencies and perceived low risk governmental paper)*. This action will continue until either we see significant sovereign defaults or enough liquidity flow through to make inflation more of a market concern. In other words - we are going to get inflation or deflation - the market wavers back and forth between these expectations. Current bond yields imply that deflation has the upper hand, but one should not underestimate the ability and temptation for our and other Central Banks to print.

Currently we feel that defensive equities offer much better long-term risk/reward in either a deflationary or inflationary scenario. In our view, stocks offer stronger yields, real assets and better inflation protection over long-term government paper. Furthermore, with a covered call option overlay we can attempt to achieve junk bond like returns (on a stock standstill basis) on blue chip names on a portion of our portfolio.

To this end we would rather not get too caught up in all the noise - we are simply focusing on what we perceive to be safer names, stocks with catalysts, strong dividend yields, covered calls (when prudent) and serviceable balance sheets.

We are heavily weighted in Pharmaceuticals (Abbott Laboratories, Johnson & Johnson, Novartis), Food/Beverage  (Campbell Soup, Fraser & Neave, Heineken Holdings, Thai Beverage), Energy (British Petroleum, Canadian Oil Sands, Royal Dutch Shell) and Utilities (Thai Tap Water Supply and Suez Environment). Our technology names are more value focused and leaders in their respective spaces (Cisco, Microsoft, and SeaChange International). Geographically, we have a strong focus on stronger European Countries, such as France, Netherlands, and Switzerland, that we believe will likely hold up better even if the European Union dissolves. One overlying theme for our holdings is an expanding middle class in the emerging economies and more austerity in developed nations.

To that end we like investments in the Asian Periphery. These markets include Malaysia (Al-Aqar, Oldtown Bhd, and Zhulian Corp), Singapore (Haw Par Corp. Limited), and Thailand (Bangkok Expressway, and MCOT). We are also excited about the longer-term growth prospects for Africa and have several positions in South Africa (Afgri and JSE).

Keeping in mind that we believe inflationary pressures will eventually win out over deflationary pressures, we are keeping the maturities of the fixed income component of our fund very short relative to most balanced funds. Our weighted average maturity (WAM) is approximately one year and we do not hold any bonds with a maturity past 2014.

As of June 30th, 2012, the Fund’s top 5 holdings were as follows (unaudited):

Wendy’s Co.

4.26%

MGM Resorts International 6.75% due 9/1/12

3.51%

Vodafone Group PLC

3.08%

Telefonica Emisiones SAU 5.855% due 2/4/13

2.82%

Ford Motor Credit Co., LLC 8.00% due 6/1/14

2.51%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2012 and are subject to change.

Looking Forward:

We continue to believe that choppy markets are here to stay and that we are going to have to navigate a continuation of a Risk On/Risk Off trading mentality and volatility. Rather than getting caught in the day to day noise, we prefer to stick with a focus on stronger value names with a catalyst, coupled with compelling dividend yields while we wait for markets to normalize. Right now the focus is on the debt issues prevalent in Euro-land. While very real, it is important to recognize that many of the same issues will eventually need to be dealt with in the United States as well. We do not know how the global governments and Central banks will deal with these issues; however, we wish to maintain a portfolio that will hold up in either scenario. As such, we continue to be underweight financials as it is our belief that this is where the bulk of the credit excesses and leverage have built up.

Thank you for the investment you have placed in Catalyst/MAP Global Total Return Income Fund and for your continued trust.

Michael Dzialo

Peter J. Swan

*An example, a Carry Trade involves borrowing lower borrowing cost currency (i.e. Japanese Yen) and investing the proceeds in a higher yielding one (i.e. Australian Dollar).

(1) The Blended Index reflects an unmanaged portfolio of 50% of the MSCI All Country World Index and 50% of the BofA ML-AAA 1-3 Year U.S. Corp. The MSCI All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.

(2) Aggregate total return, not annualized. Since inception returns assume inception date of 7/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

NLD Review Code:	1222-NLD-8/3/2012

Catalyst/MAP Global Total Return Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The Fund's performance figures* for the period ending June 30, 2012, compared to its benchmark:

Since Inception**
Class A	1.83%
Class A with load	-4.03%
Class C	1.08%
Blended Index(a)	-1.55%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2012, to ensure that the net annual fund operating expenses will not exceed 1.55% for Class A and 2.30% for Class C, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 1.66% and 2.41% for Class A and Class C shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The Blended Index reflects 50% of the MSCI All Country World Stock Index and 50% of the BofA Merrill Lynch U.S. Corporate & Government 1-3 Yrs Index.
** Inception date is July 29, 2011.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Telecommunications	10.69%
Retail	10.36%
Diversified Financial Services	8.05%
Beverages	7.73%
Oil, Gas & Consumables Fuels	5.77%
Banks	5.74%
Pharmaceuticals	5.68%
Lodging	5.04%
Water	3.26%
Metals & Mining	3.23%
Other/Cash & Equivalents	34.45%
100.00%

CATALYST/CP CORE EQUITY FUND

Annual Report

Dear Fellow Shareholders,

Cookson, Peirce & Co., Inc. is pleased to provide you with our annual report for the Catalyst/CP Core Equity Fund.  We are pleased to be partnering with Catalyst Funds to offer our flagship equity investment strategy as a mutual fund.  Since the Fund’s inception in the weeks leading up to 2012, the Fund has worked diligently to gather over $20 million in investor assets, establish a tactical, diversified portfolio and expand distribution capacities.  We are extremely pleased with our initial successes and are confident in our future.

The Fund’s total returns since inception through 06/30/12 as compared to the S&P 500 Total Return Index1 are as follows:

Fund vs Index Performance	Since Inception 12/22/2011 Class A & C2
Class A without sales charge	6.80%
Class A with sales charge	0.66%
Class C	6.40%
S&P 500 Total Return Index[1]	9.84%

The Catalyst/CP Core Equity Fund looks to add value by investing in what we believe are outperforming securities from industries that are displaying emerging strength.  Our security selection methodology is built upon proprietary quantitative algorithms which are applied to both individual securities and custom industry groupings.  This highly replicable selection approach is paired with an open architecture portfolio construction mandate which allows the strategy to create and tactically shift exposures as market dynamics dictate.  This style agnostic approach results in a nimble portfolio which often produces a lower correlated performance history than other more tradition institutional strategies.

Current market forces dictate a barbell approach to portfolio construction.  This strategy is implemented by building overexposure at each extreme and an underweight allocation to the core.  To this end, the Fund has built both an investment allocation in higher beta names from early growth industries and sectors, while also taking significant investments in defensive, high yield securities.  In addition, the construction mandate aims to favor large capitalization, multi-national stocks in the defensive portion of the allocation, while preferring smaller capitalization names to build the offensive portion of the allocation.  As of June 30th, the portfolio was allocated in the following fashion.

Sector	Portfolio	Benchmark
Consumer Discretionary	26.65%	11.02%
Consumer Staples	13.32%	11.37%
Energy	-	10.74%
Financials	3.75%	14.39%
Health Care	8.98%	12.06%
Industrials	12.54%	10.38%
Information Technology	22.77%	19.58%
Materials	11.99%	3.39%
Telecommunications	-	3.27%
Utilities	-	3.80%

For the six months ended June 30th, Expedia and Home Depot were the best performing names in the portfolio.  Expedia, the well know online travel service rallied acutely after announcing that first quarter profits jumped by more than 60% versus the year earlier period.  Home Depot, the world’s largest home improvement retailer, benefitted from strong investor demand for dividend paying stocks and improving retail sentiment to rise steadily throughout the period.  The Fund also benefited from a significant underexposure to the Energy sector which trailed the benchmark during the period.  Detracting from investment results were Cabot Oil & Gas and Fifth & Pacific Companies.  As of June 30th, the top five holdings in the Fund were:

Company	Weight
Expedia, Inc.	7.05%
Intuitive Surgical, Inc.	5.42%
Mastercard Inc.	5.26%
Home Depot Inc.	4.66%
Beam Inc.	4.58%

Percentages in the above table are based on market value of the Fund's portfolio as of June 30, 2012 and are subject to change.

The economic momentum of the first quarter quickly evaporated as the calendar moved toward the summer months.  Domestic macroeconomic data reports universally slowed, sovereign debts troubles percolated across Europe and seasonality factors conspired to ratchet down investor expectations and with it the equity markets.  While this was not wholly unexpected (it’s happened each of the past two years), it is, nonetheless, unpleasant and unnerving.  Investor confidence has been lacking consistently over the past three years of the market’s advance, but this effect is acutely pronounced during the periods of slower growth.  Risk aversion tendencies of investors are clearly elevated.  Domestically, the presidential election and serious fiscal challenges are points of angst, while foreign markets struggle with recessionary concerns, political instability and escalating borrowing costs.  It would be out of hand to decry these fears as unwarranted, but it is appropriate to balance the threat posed by these risks against the potential rewards an investor might gain in the current landscape.

Chief among the opportunities that the current investing landscape presents is an enviable valuation entry point.  The S&P 500 currently trades at approximately 15x trailing earnings, near the lowest levels of the past 30 years, while corporate operating margins are at an all-time high.  The interest rate environment is also favorable for equities.  Yields on all manner of fixed income investments are at or near historic lows, while dividends paid by S&P 500 companies are at the highest levels in history.  This has allowed the dividend yield on the S&P 500 to equal that of the 20 year US Treasury Bond.  Note, however, that compelling valuation does not instantly translate to economic gains.  In fact, price earnings ratios do a fairly poor job of forecasting short run investment results, but do bear a much stronger correlation to long term returns.

While the domestic economic recovery of the past three years has been less than robust, an outsized level of pessimism continues to persist among investors and the public at large.  Consumer confidence measures have risen sharply from their depths, but remain significantly lower than typically observed at this point of a recovery.  Two factors which may contribute to this phenomenon are persistent elevated levels of unemployment and depressed home values.  The housing market appears to be reducing its outsized drag on the economy and moving quickly to becoming accretive.  As was outlined in our 2012 Outlook, housing affordability factors have improved dramatically and we’ve observed sharp outperformance by housing related stocks throughout the first half of the year.  The labor market continues to add jobs, albeit at a rate roughly equivalent to new entrants to the workforce.  Most recently, the hours worked portion of the employment report has reached a level indicative of full productivity, which may portent more significant levels of job creation should demand remain constant.

Once again the momentum of the early portion of the calendar year has given way to downside pressures in the absence of any compelling catalysts.  As the calendar turns towards the second half, economic momentum seems likely to build as seasonality factors wane with the onset of back to school season.  While outsized gains seem unlikely, it is reasonable to believe that the highs of 2012 have not yet been made.  The risks to the current economy are well documented, but a prudent investor should judge these risks relative to the potential rewards.  Domestic microeconomic results continue to track towards the top end of the historic spectrum, yet valuation metrics are near the bottom of historic averages.  As the economy begins a fourth year of expansion, it seems most likely that the advance will be shared by a greater number of constituents, which should improve the outlook of consumers and investors alike.  This slow growth, low inflation environment could prove rewarding to equity investors.

Sincerely,

Corey Krebs

Senior Vice President

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/CP Core Equity Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) Aggregate total return, not annualized. Since inception returns assume inception date of 12/22/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

NLD Review Code:	1206-NLD-8/01/2012

Catalyst/CP Core Equity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The Fund's performance figures* for the period ending June 30, 2012, compared to its benchmark:

Since Inception**
Class A	6.80%
Class A with load	0.66%
Class C	6.40%
S&P 500 Total Return Index(a)	9.84%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until December 31, 2012, to ensure that the net annual fund operating expenses will not exceed 1.35% for Class A and 2.10% for Class C, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 1.81% and 2.56% for Class A and Class C shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The “S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is December 22, 2011.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail	15.57%
Chemicals	11.93%
Internet & Catalog Retail	11.43%
Health Care Equipment & Supplies	5.39%
Commercial Services	5.23%
Beverages	4.56%
Software	4.52%
Household Products	4.48%
Aerospace & Defense	4.38%
Semiconductors & Semiconductor Equipment	4.28%
Other/Cash & Equivalents	28.23%
100.00%

CATALYST INSIDER LONG SHORT FUND

Dear Fellow Shareholders,

The Insider Long Short Fund (the “Fund”) launched on April 30, 2012, and I am pleased to report that it is currently performing very well and in line with our high expectations. The Fund’s Class C shares earned a return of 1.30% through the fiscal period ended June 30, 2012. This performance compares favorably relative to the -2.14% return of the S&P 500 Total Return Index(1) over the same time period.

The Fund’s total returns since inception through 06/30/12 as compared to the S&P 500 Total Return Index are as follows:

Fund vs Index Performance	Since Inception 4/30/2012 Class A & C2
Class A without sales charge	1.50%
Class A with sales charge	-4.34%
Class C	1.30%
S&P 500 Total Return Index[1]	-2.14%

The portfolio of holdings for the Fund is selected using a quantitative screening process and qualitative judgment.  We go long on stocks that have large clusters of insider buying and go short on stocks with clusters of insider selling in the open market.  Our program receives a live feed from SEC filings and ranks insider activity based on the position of the executive, the size of the transactions, and the number of executives trading.  Once a stock passes the initial screen, we also look at industry trends and the track record of insiders in their previous transactions on a qualitative basis to exclude stocks from the portfolio.  This strategy has been shown the potential to generate alpha based on academic studies and our own back-testing.  The investment thesis is playing out as observed in the current strong Fund performance, however the Fund is new with a limited history of operations.

Here are some examples of our holdings that show significant insider buying:

Long Holdings

•

Pitney Bowes Inc. (PBI) – There had been no open market purchases since 2007.  On May 21, 2012, four separate insiders made significant open market purchases.  The CEO, CFO, and two EVPs purchased a total of $440K worth of stock.  Two additional EVP’s purchased shares between May 24 and May 30. This type of open market buying activity is considered top executive cluster buying and is a strong signal that the company management, who arguably knows the firm better than anybody else, believes the company is undervalued.  When reviewing insider transactions back to 2004, there were no other cluster buying occurrences.

•

W&T Offshore (WTI) – On May 22nd and May 23rd, Tracy Krohn (Founder, Chairman and CEO) made an open market purchase for the first time in six years, buying $1.5 million worth of shares.  This purchase followed five directors, who purchased a total of $219K worth of shares.  Also, Krohn’s purchase doubled the value of all insider transactions combined since 2006.  A review of insider transactions at WTI generated a top executive cluster buying signal, leading to the purchase of the stock.  Top executive cluster buying has been shown to be one of the strongest signals for potential returns with the insider buying investment strategy.

Short Holdings

•

Zynga, Inc (ZNGA) – In April 2012, eight insiders (executives and directors) sold portions of their holdings. For instance, David Wehner (Chief Financial Officer) sold $4.5 million dollars of his position in the company, a 66.5% change in shares.  This represented that company insiders felt the shares may have been overvalued at the time.

•

Fossil, Inc. (FOSL) – 1insider transactions at FOSL provide a great example of the insider buying investment strategy at work.  Between February 2012 and March 2012, seven insiders, including directors and executive vice presidents, sold 104,400 shares for a combined value of $13.4 million. While insiders sell for a number of reasons, the number of insiders partaking in selling in such a short time period tends to support the idea that the insiders believe the stock is overvalued.

Once the stock price dropped significantly in May 2012, three insiders, including the CFO, made significant purchases. This reversal in insider trading was a signal for us to close the short position.

As of June 30th, 2012, the Fund’s top five long and short holdings were as follows (unaudited):

Fund’s Top 5 Long Holdings
Navarre Corp.	1.96%
Bill Barrett Corp.	1.90%
Acorn Energy, Inc.	1.84%
Basic Energy Services, Inc.	1.75%
Pioneer Drilling Co.	1.71%

Fund’s Top 5 Short Holdings
Advisory Board Co.	-0.63%
Dollar Tree, Inc.	-0.61%
Zillow, Inc.	-0.57%
Astec Industries, Inc.	-0.54%
Syntel, Inc.	-0.52%

Percentages in the above tables are based on market value of the Fund’s portfolio as of June 30, 2012 and are subject to change.

As of June 30th, 2012, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Industry (Long Positions)
Aerospace & Defense	3.31%	Insurance	4.71%
Biotechnology	6.02%	Internet & Catalog Retail	1.24%
Building Products	0.53%	Leisure Equipment & Products	0.55%
Capital Markets	1.66%	Machinery	1.02%
Chemicals	0.54%	Media	3.85%
Commercial Banks	3.73%	Metals & Mining	2.44%
Commercial Services & Supplies	2.72%	Multi-Utilities	0.60%
Computers & Peripherals	2.78%	Oil, Gas & Consumable Fuels	8.59%
Diversified Consumer Services	1.15%	Pharmaceuticals	1.94%
Diversified Telecommunication Services	1.76%	Real Estate Investment Trusts (REITs)	4.11%
Electrical Equipment	0.93%	Real Estate Management & Development	1.10%
Electronic Equipment, Instruments & Components	4.10%	Semiconductors & Semiconductor Equipment	1.23%
Energy Equipment & Services	7.21%	Software	0.56%
Food Products	1.52%	Specialty Retail	2.38%
Gas Utilities	1.16%	Textiles, Apparel & Luxury Goods	1.07%
Health Care Equipment & Supplies	4.18%	Trading Companies & Distributors	1.80%
Health Care Technology	1.19%
Independent Power Producers & Energy Traders	1.17%	Total Common Stock:	82.85%

		Cash
		Money Market Fund	17.15%

		Total Long Portfolio:	100%

Industry (Short Positions)
Aerospace & Defense	0.66%	Hotels, Restaurants & Leisure	0.91%
Airlines	0.75%	Household Durables	1.54%
Auto Components	1.57%	Internet Software & Services	3.55%
Biotechnology	1.32%	IT Services	7.05%
Capital Markets	0.83%	Life Sciences Tools & Services	1.49%
Chemicals	1.49%	Machinery	4.78%
Commercial Services & Supplies	5.58%	Media	2.51%
Communications Equipment	1.66%	Multiline Retail	2.84%
Computers & Peripherals	0.42%	Oil, Gas & Consumable Fuels	2.96%
Containers & Packaging	1.55%	Personal Products	0.63%
Diversified Financial Services	1.54%	Pharmaceuticals	1.47%
Diversified Telecommunication Services	1.53%	Professional Services	2.87%
Electronic Equipment, Instruments & Components	2.63%	Real Estate Investment Trusts (REITs)	4.01%
Energy Equipment & Services	0.75%	Real Estate Management & Development	2.77%
Food & Staples Retailing	3.11%	Semiconductors & Semiconductor Equipment	4.20%
Food Products	2.20%	Software	6.80%
Health Care Equipment & Supplies	8.00%	Specialty Retail	6.90%
Health Care Providers & Services	3.95%	Wireless Telecommunication Services	1.62%
Health Care Technology	1.56%

		Total Short Portfolio:	100%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2012 and are subject to change.

We have conviction in the strategy of buying companies where management is compelled to purchase stock in the open market and shorting companies that have unusual clusters of insider selling by top executives.  We are excited about this strategy because, based on academic findings and our own back-testing, we believe the strategy has the potential to generate alpha.

We will continue to diligently monitor changes to insider activity for current holdings and potential new holdings.   We have confidence that this strategy will continue to outperform in the long-term.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

Alpha is a measure of performance on a risk-adjusted basis, calculated by comparing the volatility (price risk) of a portfolio’s risk-adjusted performance to a benchmark index; the excess return relative to the benchmark is alpha.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Long/Short Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) Aggregate total return, not annualized. Since inception returns assume inception date of 4/30/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

NLD Review Code:	1201-NLD-7/31/2012

Catalyst Insider Long/Short Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2012

The Fund's performance figures* for the period ending June 30, 2012, compared to its benchmark:

Since Inception**
Class A	1.50%
Class A with load	-4.34%
Class C	1.30%
S&P 500 Total Return Index (a)	-2.14%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until October 31, 2013, to ensure that the net annual fund operating expenses will not exceed 1.50% for Class A and 2.25% for Class C, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 1.90% and 2.65% for Class A and Class C shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is April 30, 2012.

Comparison of the Change in Value of a $10,000 Investment

$11,000
$10,000
$9,000
4/30/12**
05/12
06/12
$10,150
$ 10,030
$ 9,786
$ 9,566
Catalyst Insider Long/Short Fund Class A with load
Catalyst Insider Long/Short Fund Class A
Catalyst Insider Long/Short Fund Class C
S&P 500 Total Return Index

Top 10 Holdings by Industry (long only)	% of Net Assets
Oil & Gas	11.02%
Biotechnology	5.41%
Computers & Peripherals	5.32%
Oil & Gas Services	5.22%
Retail	5.16%
Aerospace/Defense	5.00%
Medical Instruments	4.62%
Real Estate Investment Trusts	3.95%
Pharmaceuticals	3.55%
Banks	3.46%
Other/Cash & Equivalents	47.29%
100.00%

CATALYST FUNDS
CATALYST VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 88.98%		Shares	Value

Aerospace & Defense - 1.08%
Teledyne Technologies, Inc.*		10,000	$ 616,500

Auto Components - 1.66%
American Axle & Manufacturing Holdings, Inc.*		90,000	944,100

Chemicals - 3.05%
Kronos Worldwide, Inc.†		110,000	1,736,900

Commercial Services & Supplies - 1.51%
Providence Service Corp.		62,900	862,359

Communications Equipment - 1.21%
Westell Technologies, Inc. - Class A *		290,400	691,152

Construction & Engineering - 0.52%
KHD Humboldt Wedag International AG *		48,501	298,203

Consumer Finance - 0.94%
Nicholas Financial, Inc.†		42,022	538,722

Diversified Telecommunications - 3.76%
Hawaiian Telcom Holdco, Inc. *		110,000	2,146,100

Electronics - 0.06%
IEC Electronics Corp. *		6,000	36,480

Environmental Control - 0.01%
Hudson Technologies, Inc. *		1,900	7,828

Health Care Providers & Services - 0.41%
Healthways, Inc.*		29,000	231,420

Insurance - 1.00%
Investors Title Co.†		10,000	569,300

Internet Software & Services - 3.43%
Perion Network Ltd.*		457,500	1,953,525

Investment Companies - 4.02%
Prospect Capital Corp. †		201,100	2,290,529

Manufacturing - 2.84%
NL Industries, Inc.		130,000	1,621,100

Marine - 11.53%
Box Ships, Inc.		206,900	1,671,752
Global Ship Lease, Inc. - Class A *		1,532,586	4,904,275
			6,576,027
Media - 6.91%
Ballantyne Strong, Inc.*		209,729	1,252,082
EDCI Holdings, Inc. *		227,471	1,080,487
Reading International, Inc. - Class A *		277,342	1,500,420
Salem Communications Corp. - Class A		20,000	109,400
			3,942,389
Metals & Mining - 3.95%
Energold Drilling Corp.*†		361,500	1,391,775
Thompson Creek Metals Co., Inc.*		270,000	861,300
			2,253,075
The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 88.98% (Continued)		Shares	Value

Office Equipment- 1.58%
Pitney Bowes, Inc.		60,000	$ 898,200

Oil, Gas & Consumable Fuels - 3.99%
Cano Petroleum, Inc. *		1,824,837	11,862
Harvest Natural Resources, Inc.*†		15,000	128,250
Stone Energy Corp.*		20,000	506,800
Swift Energy Co.*		30,000	558,300
W&T Offshore, Inc.		70,000	1,071,000
			2,276,212
Oil & Gas Services- 2.12%
Basic Energy Services, Inc.		115,000	1,186,800
Forbes Energy Services, Ltd.*		5,000	23,500
			1,210,300
Private Equity- 0.30%
Hercules Technology Growth Capital, Inc.		15,000	170,100

Real Estate Investment Trusts - 20.07%
American Capital Agency Corp.		70,000	2,352,700
Chimera Investment Corp.		1,240,000	2,926,400
Invesco Mortgage Capital, Inc.		130,000	2,384,200
Two Harbors Investment Corp.		365,000	3,781,400
			11,444,700
Software - 3.24%
Gravity Co., Ltd. - ADR*		891,943	1,560,900
NetSol Technologies, Inc. *		649,250	284,372
			1,845,272
Textiles, Apparel & Luxury Goods - 1.31%
Hallwood Group, Inc. *		76,045	749,043

Transportation - 0.50%
Radiant Logistics, Inc.*		160,000	286,400

Thrifts & Mortgage Finance - 7.98%
Bofi Holding, Inc. *		203,731	4,025,725
WMI Holdings Corp.*		1,044,477	522,239
			4,547,964

TOTAL COMMON STOCK (Cost $60,018,560)			50,743,900

WARRANTS - 7.85%	Expiration Date
	Exercise Price
Auto Components - 1.89%
Visteon Corp. *#	10/05/2015 - $58.80	337,642	1,080,454

Chemicals - 5.96%
Tronox, Inc. - Class A *	02/14/2018 - $62.13	18,063	1,564,617
Tronox, Inc. - Class B *	02/14/2018 - $68.56	22,848	1,832,175
			3,396,792

TOTAL WARRANTS (Cost $10,113,171)			4,477,246

SHORT-TERM INVESTMENTS - 10.39%
Fidelity Institutional Money Market Portfolio, Class I, 0.22% ** (a)		5,924,617	5,924,617
TOTAL SHORT-TERM INVESTMENTS - (Cost $5,924,617)			5,924,617

TOTAL INVESTMENTS (Cost $76,056,348)(b) - 107.22%			$ 61,145,763

LIABILITIES IN EXCESS OF OTHER ASSETS - (7.22%)			(4,117,368)

NET ASSETS - 100.00%			$ 57,028,395

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

* Non-income producing security.
** Rate shown represents the rate at June 30, 2012, is subject to change and resets daily.
† Security, or a portion of the security, is out on loan at June 30, 2012. Total loaned securities had a market value of $4,240,676 at June 30, 2012.
# The value of this security has been determined in good faith under the policies of the Board of Trustees.
(a) A portion of this security was purchased with cash received as collateral for securities on loan at June 30, 2012. Total collateral had a Market Value of $4,346,453 on June 30, 2012.
(b) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $76,061,386 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation	$ 5,823,936
		Unrealized depreciation	(20,739,559)
	Net unrealized depreciation		$ (14,915,623)
ADR American Depositary Receipt.

As of June 30, 2012, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage
BRITAIN			8.60%
CANADA			2.44%
GERMANY			0.52%
GREECE			2.93%
ISRAEL			3.43%
SOUTH KOREA			2.74%
UNITED STATES			76.17%
Total Equity Holdings			96.83%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 0.00%	Shares	Value

Hotels, Restaurants & Leisure - 0.00%
Trump Entertainment Resorts, Inc. *#†	460	$ -

TOTAL COMMON STOCK (Cost $613,544)		-

CONVERTIBLE CORPORATE BONDS - 10.62%	Principal

Investment Companies- 2.96%
Prospect Capital Corporation, 5.50%, 08/15/2016	$ 3,973,000	3,953,135

Semiconductors & Semiconductor Equipment - 7.66%
JA Solar Holdings Co. Ltd., 4.50%, 05/15/2013	6,813,000	6,233,895
Energy Conversion Devices, Inc., 3.00%, 06/15/2013 **	8,669,000	3,987,740
		10,221,635

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $17,428,429)		14,174,770

CORPORATE BONDS - 86.74%

Banks- 4.98%
Ally Financial, Inc., 8.00%, 11/01/2031	5,749,000	6,642,694

Commercial Services & Supplies - 4.96%
Icahn Enterprises, 8.00%, 01/15/2018	5,542,000	5,888,375
International Lease Finance Corp., 8.25%, 12/15/2020	638,000	730,620
		6,618,995
Energy Equipment & Services - 4.19%
PHI, Inc., 8.625%, 10/15/2018	5,540,000	5,595,400

Home Builders - 4.89%
K. Hovnanian Enterprises, Inc., 10.625%, 10/15/2016	6,842,000	6,517,005

Hotels, Restaurants & Leisure - 9.00%
American Casino & Entertainment Properties, LLC, 11.00%, 06/15/2014	5,659,000	5,941,950
Ceasar's Entertainment Operating Co., 11.25%, 6/1/2017	5,561,000	6,068,441
		12,010,391
Household Durables - 4.17%
Standard Pacific Corp., 10.75%, 09/15/2016	4,716,000	5,564,880

Household Products - 4.60%
Harbinger Group, Inc., 10.625%, 11/15/2015	5,888,000	6,138,240

Machinery - 2.19%
American Railcar Industries, Inc., 7.50%, 03/01/2014	2,892,000	2,920,920
The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

CORPORATE BONDS - 86.74% (Continued)	Principal	Value

Marine - 4.42%
Navios Maritime Holdings, Inc., 8.875%, 11/01/2017	$ 5,858,000	$ 5,901,935

Oil, Gas & Consumable Fuels - 13.54%
ATP Oil & Gas Corp., 11.875%, 05/01/2015	12,625,000	5,870,625
BreitBurn Energy Partners LP., 8.625%, 10/15/2020	3,410,000	3,606,075
Comstock Resources, Inc., 8.375%, 10/15/2017	3,700,000	3,570,500
McMoRan Exploration Co., 11.875%, 11/15/2014	3,711,000	3,813,052
United Refining Company, 10.50%, 02/28/2018	1,171,000	1,200,275
		18,060,527

Specialty Retail - 4.44%
RadioShack Corp., 6.75%, 05/15/2019	7,969,000	5,926,944

Storage & Warehousing - 4.57%
Niska Gas Storage US LLC, 8.875%, 03/15/2018	6,257,000	6,100,575

Telecommunications - 20.79%
Cricket Communications, Inc., 7.75% 10/15/2020	6,338,000	6,052,790
ITC Deltacom, Inc., 10.50%, 04/01/2016	3,649,000	3,886,185
Level 3 Financing, Inc., 10.00% 02/01/2018	5,230,000	5,661,475
NII Capital Corp., 7.625%, 04/01/2021	6,927,000	5,939,903
Sprint Capital Corp., 8.75%, 03/15/2032	6,804,000	6,191,640
		27,731,993

TOTAL CORPORATE BONDS (Cost $118,985,987)		115,730,499

SHORT-TERM INVESTMENTS - 1.36%	Shares

Fidelity Institutional Money Market Portfolio Class I, 0.22% ***	1,818,645	1,818,645
(Cost $1,818,645)

TOTAL INVESTMENTS (Cost $138,846,605)(a) - 98.72%		$ 131,723,914

OTHER ASSETS LESS LIABILITIES - 1.28%		1,700,372

NET ASSETS - 100.00%		$ 133,424,286

* The security is illiquid; the security represents 0.00% of net assets.
** Represents issuer in default on interest payments; non-income producing security.
*** Rate shown represents the rate at June 30, 2012, is subject to change and resets daily.
# The value of this security has been determined in good faith under policies of the Board of Trustees.
† The security is illiquid; the security represents 0.00% of net assets.

(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $138,847,829 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 3,246,590
	Unrealized depreciation	(10,370,505)
Net unrealized depreciation		$ (7,123,915)

The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

As of June 30, 2012, the Fund's debt and equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer		Percentage

Cayman Islands		4.67%
Marshall Island		4.42%
United States		88.27%
Total Debt and Equity Holdings		97.36%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 39.57%		Shares	Value

Capital Markets - 20.99%
American Capital Ltd. *		186,900	$ 1,882,083
Apollo Investment Corp.		123,463	948,196
Ares Capital Corp.		86,100	1,374,156
Blackstone Group LP		104,860	1,370,520
Fifth Street Finance Corp.		108,000	1,077,840
Fortress Investment Group LLC		295,004	994,163
PennantPark Investment Corp.		116,675	1,207,586
Prospect Capital Corp.		211,900	2,413,541
Solar Capital Ltd.		64,700	1,440,222
			12,708,307
Commercial Banks - 0.94%
Banco Santander Cent Hispano		87,100	571,376

Computers & Peripherals - 3.29%
Hewlett-Packard Co.		27,100	544,981
SanDisk Corp. *(a)		39,700	1,448,256
			1,993,237
Diversified Telecommunication - 1.19%
Telefonica S.A. - ADR		55,102	721,836

Electronic Equipment & Instruments - 1.46%
Corning, Inc.		68,400	884,412

Hotels, Restaurants & Leisure - 0.00%
Trump Entertainment Resorts, Inc. *#†		121	-

Internet Software & Services - 2.78%
Yahoo!, Inc. *(a)		106,200	1,681,146

Oil, Gas & Consumable Fuels - 1.07%
Chesapeake Energy Corp.		35,000	651,000

Real Estate Investment Trust - 4.91%
Chimera Investment Corp.		705,100	1,664,036
CommonWealth REIT		68,300	1,305,896
			2,969,932
Semiconductors & Semiconductor Equipment- 2.64%
Marvell Technology Group Ltd.		141,500	1,596,120

Wireless Telecommunication Services - 0.30%
Cellcom Israel Ltd.		29,325	178,883

TOTAL COMMON STOCK (Cost $31,449,026)			23,956,249

CONVERTIBLE CORPORATE BONDS - 6.16%		Principal

Investment Company- 0.10%
Prospect Capital Corp., 5.50%, 08/15/2016		$ 59,000	58,705

Semiconductors & Semiconductor Equipment - 6.06%
Energy Conversion Devices, Inc., 3.00%, 06/15/2013 **		5,543,000	2,549,780
JA Solar Holdings Co., Ltd., 4.50%, 05/15/2013		1,226,000	1,121,790
			3,671,570

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $5,746,966)			3,730,275
The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

CORPORATE BONDS - 52.82%		Principal	Value

Commercial Services & Supplies - 5.88%
K. Hovnanian Enterprises, Inc., 10.625%, 10/15/2016		$ 3,736,000	$ 3,558,540

Consumer Finance - 3.61%
Ally Financial, Inc., 8.00%, 11/01/2031		1,891,000	2,184,960

Hotels, Restaurants & Leisure - 9.49%
American Casino & Entertainment Properties LLC, 11.00%, 06/15/2014		2,895,000	3,039,750
Caesars Entertainment Operating Co., Inc., 11.25%, 06/01/2017		2,477,000	2,703,026
			5,742,776
Household Durables - 3.07%
Standard Pacific Corp., 10.75%, 09/15/2016		1,574,000	1,857,320

Household Products - 5.40%
Harbinger Group, Inc., 10.625%, 11/15/2015		3,135,000	3,268,238

Marine - 3.25%
Navios Maritime Holdings, Inc., 8.875%, 11/01/2017		1,955,000	1,969,662

Oil, Gas & Consumable Fuels - 4.32%
ATP Oil & Gas Corp., 11.875%, 05/01/2015		5,583,000	2,596,095
McMoRan Exploration Co., 11.875%, 11/15/2014		16,000	16,440
			2,612,535
Specialty Retail - 4.41%
RadioShack Corp., 6.75%, 05/15/2019		3,593,000	2,672,294

Storage & Warehousing - 1.10%
Niska Gas Storage US LLC, 8.875%, 03/15/2018		683,000	665,925

Telecommunications - 12.29%
Cricket Communications, Inc., 7.75% 10/15/2020		3,086,000	2,947,130
ITC Deltacom, Inc., 10.50%, 04/01/2016		552,000	587,880
Level 3 Financing, Inc., 10%, 02/01/2018		280,000	303,100
NII Capital Corp., 7.625%, 04/01/2021		473,000	405,597
Sprint Capital Corp., 8.75%, 03/15/2032		3,514,000	3,197,740
			7,441,447

TOTAL CORPORATE BONDS (Cost $33,614,778)			31,973,697

SHORT-TERM INVESTMENTS - 0.71%

Fidelity Institutional Money Market Portfolio, Class I, 0.22% ***		430,857	430,857
(Cost $430,857)

TOTAL INVESTMENTS (Cost $71,241,627)(c) - 99.26%			$ 60,091,078

CALL OPTIONS WRITTEN (Proceeds $64,093)(c) - (0.09%)			(54,479)

OTHER ASSETS LESS LIABILITIES - 0.83%			499,777

NET ASSETS - 100.00%			$ 60,536,376

The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

	Expiration Date -
CALL OPTIONS WRITTEN (-0.09%)	Exercise Price	Contracts (b)	Value
SanDisk Corp.	10/20/2012 - $45.00	397	$ 25,805
Yahoo!, Inc.	10/20/2012 - $18.00	1,062	28,674
TOTAL CALL OPTIONS WRITTEN (Proceeds $64,093)			$ 54,479

* Non-income producing security.
** Represents issuer in default on interest payments; non-income producing security.
*** Rate shown represents the rate at June 30, 2012, is subject to change and resets daily.
# The value of this security has been determined in good faith under policies of the Board of Trustees.
† The security is illiquid; the security represents 0.00% of net assets.
ADR American Depositary Receipt
(a) All or a portion of this security is segregated as collateral for call options written.
(b) Each contract is equivalent to 100 shares of common stock.

(c) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $71,140,562 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation	$ 1,628,819
		Unrealized depreciation	(12,732,782)
	Net unrealized depreciation		$ (11,103,963)

As of June 30, 2012, the Fund's debt and equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage

Bermuda			2.64%
Cayman Islands			1.85%
Israel			0.29%
Marshall Island			3.25%
Spain			2.14%
United States			88.38%
Total Debt and Equity Holdings			98.55%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 92.65%	Shares	Value

Aerospace & Defense - 9.10%
General Dynamics Corp.	6,045	$ 398,728
L-3 Communications Holdings, Inc.	5,575	412,606
United Technologies Corp.	5,295	399,931
		1,211,265
Capital Markets - 6.11%
BlackRock, Inc.	2,285	388,039
T. Rowe Price Group, Inc.	6,750	424,980
		813,019
Chemicals - 6.59%
Ecolab, Inc.	6,000	411,180
Praxair, Inc.	4,285	465,908
		877,088
Computers & Peripherals - 3.07%
Apple, Inc.*	700	408,800

Containers & Packaging - 3.07%
Rock-Tenn Co. - Class A	7,480	408,034

Food & Staples Retailing - 3.33%
Wal-Mart Stores, Inc.	6,350	442,722

Food Products - 3.10%
McCormick & Co., Inc.	6,800	412,420

Health Care Providers & Services - 2.96%
UnitedHealth Group, Inc.	6,725	393,413

Hotels, Restaurants & Leisure - 2.88%
McDonald's Corp.	4,325	382,892

Household Durables - 2.93%
Tupperware Brands, Corp.	7,115	389,617

Household Products - 2.94%
Colgate - Palmolive Co.	3,760	391,416

IT Services - 3.89%
International Business Machines Corp.	2,645	517,309

Machinery - 5.54%
Dover Corp.	6,900	369,909
Illinois Tool Works, Inc.	6,950	367,586
		737,495
Media - 3.19%
Time Warner, Inc.	11,025	424,462

Oil, Gas & Consumable Fuels - 7.11%
Chevron Corp.	3,890	410,395
Kinder Morgan Management, LLC *	7,306	536,407
		946,802
The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 92.65% (Continued)	Shares	Value

Pharmaceuticals - 6.86%
Abbott Laboratories	8,300	$ 535,101
Teva Pharmaceutical Industries Ltd. - ADR	9,585	378,032
		913,133
Road & Rail - 3.19%
CSX Corp.	18,975	424,281

Semiconductors & Semiconductor Equipment - 5.64%
Intel Corp.	14,760	393,354
QUALCOMM, Inc.	6,420	357,466
		750,820
Software - 3.03%
Microsoft Corp.	13,190	403,482

Specialty Retail - 2.89%
Buckle, Inc.	9,720	384,620

Textiles, Apparel & Luxury Goods - 5.23%
Coach, Inc.	5,860	342,693
VF Corp.	2,645	352,975
		695,668

TOTAL COMMON STOCK (Cost $11,279,439)		12,328,758

SHORT-TERM INVESTMENT - 4.63%

Fidelity Institutional Money Market Fund Class I, 0.22% **	615,803	615,803
(Cost $615,803)

TOTAL INVESTMENTS (Cost $11,895,242)(a) - 97.28%		$ 12,944,561

OTHER ASSETS LESS LIABILITIES- 2.72%		362,493

NET ASSETS - 100.00%		$ 13,307,054

* Non-income producing security
** Rate shown represents the rate at June 30, 2012, is subject to change and resets daily.
ADR American Depositary Receipt.
LLC Limited Liability Company.

(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 1,298,710
	Unrealized depreciation	(249,391)
Net unrealized appreciation		$ 1,049,319

As of June 30, 2012, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer		Percentage
Israel		2.84%
United States		89.81%
Total Equity Holdings		92.65%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 116.47%		Shares	Value

Aerospace & Defense - 7.28%
Kaman Corporation		3,019	$ 93,408
Northrop Grumman Corp. (a)		2,700	172,233
			265,641
Appliances - 1.30%
Whirlpool Corporation		776	47,460

Auto Components - 3.63%
Allison Transmission Holding (a)		2,414	42,390
Dana Holding Corp. (a)		7,042	90,208
			132,598
Auto & Heavy Duty Trucks - 3.79%
Oshkosh Truck Corp. * (a)		6,600	138,270

Chemicals - 8.73%
Chemtura Corp. *		6,479	93,945
Kronos Worldwide, Inc.		5,556	87,729
Polyone Corporation (a)		3,653	49,973
Valhi, Inc. (a)		6,977	87,143
			318,790
Coal - 1.25%
Alliance Resource Partners (a)		814	45,682

Commercial Services - 1.35%
Chemed Corp. (a)		818	49,440

Computers - 1.32%
Brocade Communications Systems, Inc. *		9,764	48,137

Consumer Products - 2.45%
Spectrum Brands Holding, Inc. *(a)		2,742	89,307

Distribution- 5.01%
Fossil, Inc. *		1,203	92,078
Beacon Roofing Supply, Inc. *		3,606	90,943
			183,021
Diversified Manufacturing - 2.63%
Actuant Corp. - Class A (a)		3,542	96,201

Electronics - 2.35%
MDU Resources Group, Inc. (a)		2,045	44,192
FLIR Systems, Inc. (a)		2,137	41,672
			85,864
Engineering/R&D Services - 1.30%
McDermott International, Inc. *(a)		4,258	47,434

Health Care Providers & Services - 2.47%
CIGNA Corp. (a)		2,049	90,156

Insurance - 1.04%
Old Republic International Corp. (a)		4,583	37,993

IT Services - 1.81%
DST Systems, Inc. (a)		1,220	66,258

Machinery - 4.09%
AGCO Corp. *(a)		2,227	101,841
Applied Industrial Technologies, Inc. (a)		1,293	47,647
			149,488
Media - 8.70%
DISH Network Corp. - Class A (a)		5,600	159,880
Gannett Co., Inc. (a)		10,700	157,611
			317,491

The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 116.47% (Continued)		Shares	Value

Office Supplies & Equipment - 5.94%
ACCO Brands Corp. *(a)		8,798	$ 90,971
Pitney Bowes, Inc. †		8,400	125,748
			216,719
Oil & Gas Drilling- 3.70%
Atwood Oceanics, Inc. *		1,128	42,684
Diamond Offshore Drilling, Inc. (a)		1,565	92,538
			135,222
Oil Components - 8.25%
Bill Barrett Corp. *		2,523	54,043
Hess Corp.		2,175	94,504
Stone Energy Corp. *(a)		2,015	51,060
W&T Offshore, Inc.		6,634	101,500
			301,107
Oil Refining - 4.05%
Calumet Specialty Products		2,108	50,128
CVR Energy, Inc. *		3,680	97,814
			147,942
Paper/Plastics- 2.49%
Sealed Air Corp. (a)		5,898	91,065

Printing - 2.68%
Valassis Communications, Inc. *(a)		4,503	97,940

Semiconductor Equipment- 10.23%
Teradyne Incorporated *(a)		10,400	146,224
Veeco Instruments, Inc. †*		6,620	227,463
			373,687
Software - 5.45%
CA, Inc. (a)		7,344	198,949

Specialty Retail - 9.51%
Aeropostale, Inc. *(a)		7,000	124,810
Lumber Liquidators Holdings *		2,858	96,572
GameStop Corp. - Class A †		6,845	125,674
			347,056
Telecommunications- 3.67%
NII Holdings, Inc. *(a)		8,483	86,781
Windstream Corp.†		4,903	47,363
			134,144

TOTAL COMMON STOCK (Cost $4,228,450)			4,253,062

	Expiration Date -
	Exercise Price	Contracts (b)

PUT OPTIONS* 7.52%
Groupon, Inc.	01/19/2013 - $25.00	40	$ 61,200
LinkedIn Corp.	08/18/2012 - $82.50	10	1,350
Zynga, Inc.	9/22/2012 - $10.00	200	92,000
Zynga, Inc.	9/22/2012 - $13.00	160	120,000

TOTAL PUT OPTIONS (Cost $229,430)			274,550

SHORT-TERM INVESTMENTS - 27.65%

Fidelity Institutional Money Market Portfolio, Class I, 0.22% ** (c)
(Cost $1,009,531)		1,009,531	1,009,531

The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

			Value

TOTAL INVESTMENTS (Cost $5,467,411)(d) - 151.64%			$ 5,537,143

TOTAL INVESTMENTS IN SECURITIES
SOLD SHORT (Proceeds $291,363)(d) - (8.31%)			(303,729)

TOTAL CALL OPTIONS WRITTEN (Proceeds $237,411) (d)- (7.46%)			(272,414)

LIABILITIES IN EXCESS OF OTHER ASSETS - (35.87%)			(1,309,878)

NET ASSETS - 100%			$ 3,651,122

INVESTMENTS IN SECURITIES SOLD SHORT - (8.31%)

COMMON STOCK - (8.31%)		Shares	Value

Apparel Manufacturers - (1.95%)
Michael Kors Holdings, Ltd.*		1,700	$ 71,128

Automobiles - (3.81%)
Tesla Motors, Inc.*		4,450	139,241

Internet Content - (2.55%)
Facebook, Inc.*		3,000	93,360
TOTAL COMMON STOCK (Proceeds $291,363)			$ 303,729

	Expiration Date -
	Exercise Price	Contracts (b)	Value
CALL OPTIONS WRITTEN* - (7.46%)
Aeropostale, Inc.	01/19/2013 - $17.50	40	$ 9,800
CA, Inc.	01/19/2013 - $20.00	20	13,820
Cigna Corp.	07/21/2012 - $41.00	20	6,730
DISH Network Corp.	01/19/2013 - $30.00	17	3,952
GameStop Corp.	01/19/2013 - $25.00	7	214
GameStop Corp.	07/21/2012 - $24.00	40	120
Gannett Co, Inc.	01/19/2013 - $17.50	75	3,563
iShares Russell 2000 Index Fund	11/17/2012 - $75.00	120	86,280
iShares Russell 2000 Index Fund	12/31/2012 - $77.00	150	102,075
Oshkosh Corp.	01/19/2013 - $25.00	36	4,230
Oshkosh Corp.	07/21/2012 - $22.00	10	250
Teradyne, Inc.	01/19/2013 - $17.50	64	3,200
Veeco Instruments, Inc.	01/19/2013 - $25.00	10	11,000
Veeco Instruments, Inc.	01/19/2013 - $30.00	36	27,180

TOTAL CALL OPTIONS WRITTEN (Proceeds $237,411)			$ 272,414

* Non-income producing security.
** Rate shown represents the rate at June 30, 2012, is subject to change and resets daily.
ADR American Depositary Receipt
† Security, or a portion of the security is out on loan at June 30, 2012. Total loaned securities had a market value of $516,971 at June 30, 2012.
(a) All or a portion of this security is segregated as collateral for call options written and securities sold short.
(b) One contract is equivalent to 100 shares of common stock.
(c) A portion of this security was purchased with cash received as collateral for securities on loan at June 30, 2012. Total collateral had a market value of $513,167 at June 30, 2012.

(d) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including securities sold short and call options written, is $5,076,313 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation		$ 281,771
	Unrealized depreciation		(397,084)
	Net unrealized depreciation		$ (115,313)

As of June 30, 2012, the Fund's equity and put option holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer		Sold Short Percentage	Sold Long Percentage

Hong Kong		-1.94%	0.00%
United States		-6.37%	123.99%
Total Equity and Put Option Holdings		-8.31%	123.99%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2012.
The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 95.46%	Shares	Value

Aerospace & Defense - 10.81%
General Dynamics Corp.	225	$ 14,841
Lockheed Martin Corp.	178	15,500
Northrop Grumman Corp.	250	15,948
		46,289
Auto Manufacturers - 2.58%
General Motors Co. *	561	11,063

Auto Parts & Equipment - 5.04%
Delphi Automotive PLC *	485	12,368
TRW Automotive Holdings Corp. *	250	9,190
		21,558
Banks - 6.86%
Capital One Financial Corp.	276	15,086
JPMorgan Chase & Co.	400	14,292
		29,378
Beverages - 3.84%
Beam, Inc.	263	16,435

Chemicals - 3.21%
CF Industries Holdings, Inc.	71	13,756

Computers - 12.03%
Apple, Inc. *	34	19,856
Dell, Inc. *	876	10,968
Hewlett-Packard Co.	495	9,954
Seagate Technology PLC	434	10,733
		51,511
Healthcare Products - 3.36%
Medtronic, Inc.	371	14,369

Healthcare Services - 6.64%
Cigna Corp.	300	13,200
HCA Holdings, Inc.	500	15,215
		28,415
Iron & Steel - 2.99%
Cliffs Natural Resources, Inc.	260	12,815

Media - 5.29%
DIRECTV - Class A *	230	11,229
DISH Network Corp. - Class A	400	11,420
		22,649
Metals & Mining - 2.91%
Freeport-McMoRan Copper & Gold, Inc.	365	12,436

Office & Business Equipment - 2.76%
Xerox Corp.	1,500	11,805

Oil & Gas - 12.77%
ConocoPhillips	200	11,176
Diamond Offshore Drilling, Inc.	247	14,605
Marathon Oil Corp.	420	10,739
Marathon Petroleum Corp.	330	14,824
Phillips 66 *	100	3,324
		54,668
Pharmaceuticals - 7.09%
Eli Lilly & Co.	330	14,160
Forest Laboratories, Inc. *	463	16,200
		30,360
The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 95.46% (Continued)	Shares	Value

Software - 3.88%
Microsoft Corp.	543	$ 16,610

Telecommunications - 3.40%
Corning, Inc.	1,124	14,533

TOTAL COMMON STOCK (Cost $410,602)		408,650

SHORT-TERM INVESTMENTS - 6.92%

Fidelity Institutional Money Market Portfolio, Class I, 0.22% **	29,642	29,642
(Cost $29,642)

TOTAL INVESTMENTS (Cost $440,244)(a) - 102.38%		$ 438,292

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.38%)		(10,177)

NET ASSETS - 100.00%		$ 428,115

* Non-income producing security.
** Rate shown represents the rate at June 30, 2012, is subject to change and resets daily

(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 24,711
	Unrealized depreciation	(26,663)
Net unrealized depreciation		$ (1,952)

As of June 30, 2012, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer		Percentage

Britian		2.89%
Ireland		2.51%
United States		90.06%
Total Equity Holdings		95.46%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2012.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 91.14%		Shares	Value

Agriculture - 4.31%
Afgri Ltd.		148,500	$ 105,301
GrainCorp Ltd.		13,500	131,367
			236,668
Banks - 0.81%
Banque Nationale de Belgique		17	44,753

Beverages - 10.87%
Corby Distilleries Ltd. - Class B		4,565	68,054
Distell Group Ltd.		4,000	44,018
Heineken Holding NV		3,055	136,896
Molson Coors Brewing, Co. - Class B (a)		3,600	149,796
Oldtown Bhd		200,000	105,124
Thai Beverage PCL		348,000	93,393
			597,281
Commercial Services - 2.81%
Bangkok Expressway PLC		201,000	154,713

Computers - 1.75%
Brocade Communications Systems, Inc. * (a)		19,500	96,135

Diversified Financial Services - 1.96%
JSE Ltd.		11,731	107,552

Engineering & Construction - 1.55%
SATS Ltd.		40,240	85,124

Food Products - 6.35%
Campbell Soup Co.		5,000	166,900
Grupo Herdez SAB de CV		40,400	92,250
Nestle S.A. - ADR		1,500	89,610
			348,760
Food & Beverage - 3.22%
Fraser and Neave Ltd.		32,035	177,003

Holding Companies & Diversified - 2.16%
Avi Ltd.		11,000	67,242
Groupe Bruxelles Lambert SA		400	27,150
Haw Par Corp. Ltd.		5,100	24,154
			118,546
Internet Software & Services - 3.92%
eBay, Inc. * (a)		2,600	109,226
TeleCommunication Systems Inc. - Class A *		86,500	106,395
			215,621
Lodging - 0.60%
Societe des Bains de Mer et du Cercle des Etrangers a Monaco*		850	32,891

Media - 0.48%
MCOT PCL		30,000	26,370

Metals & Mining - 5.20%
Molycorp, Inc. *		3,413	73,550
Newmont Mining Corp. (a)		3,200	155,232
NovaCopper, Inc. *		1,683	3,383
Novagold Resources, Inc. * (a)		10,100	53,328
			285,493
Oil, Gas & Consumable Fuels - 10.67%
BP PLC - ADR (a)		1,900	77,026
Canadian Oil Sands Ltd.		6,200	120,036
Royal Dutch Shell PLC - ADR		2,000	134,860
Statoil ASA - ADR (a)		3,500	83,510
Total SA - ADR (a)		3,800	170,810
			586,242
The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 91.14% (Continued)		Shares	Value

Pharmaceuticals - 9.82%
Abbott Laboratories (a)		2,100	$ 135,387
Johnson & Johnson		3,000	202,680
Novartis AG - ADR (a)		3,600	201,240
			539,307

Real Estate Investment Trusts - 2.29%
Al-Aqar Healthcare Real Estate Investment Trust		291,700	125,780

Retail - 7.69%
Wal-Mart Stores, Inc. (a)		2,200	153,384
Wendy's Co. (a)		38,000	179,360
Zhulian Corp. Bhd		142,100	89,450
			422,194
Software - 3.25%
Microsoft Corp. (a)		4,500	137,655
Seachange International, Inc. *		5,000	41,150
			178,805
Telecommunications - 6.59%
Cisco Systems, Inc. (a)		6,500	111,605
Tellabs, Inc. (a)		24,000	79,920
Vodafone Group PLC (a)		6,050	170,489
			362,014
Water - 4.84%
Suez Environment Co.		9,500	102,026
Thai Tap Water Supply PLC		789,500	163,802
			265,828

TOTAL COMMON STOCK (Cost $4,977,364)			5,007,080

EXCHANGE-TRADED FUNDS - 1.77%

Commodity Funds - 1.77%
iShares Gold Trust *		4,000	62,240
iShares Silver Trust * (a)		1,300	34,645
TOTAL EXCHANGE-TRADED FUNDS (Cost $110,496)			96,885

SHORT-TERM INVESTMENT - 12.24%

Fidelity Institutional Money Market Portfolio, Class I, 0.22% **		672,508	672,508
(Cost $672,508)

TOTAL INVESTMENTS (Cost $5,760,368)(c) - 105.15%			$ 5,776,473

TOTAL CALL OPTIONS WRITTEN (Proceeds $98,489)(c) - (1.33%)			(73,223)

LIABILITIES IN EXCESS OF OTHER ASSETS - (3.82%)			(209,560)

NET ASSETS - 100%			$ 5,493,690

The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

	Expiration Date -
CALL OPTIONS WRITTEN* - (1.33%)	Exercise Price	Contracts (b)	Value

Abbott Laboratories	08/18/2012 - $57.50	10	$ 6,600
BP PLC - ADR	01/19/2013 - $47.00	10	620
Brocade Communications Systems, Inc.	01/19/2013 - $4.00	30	3,360
Brocade Communications Systems, Inc.	07/21/2012 - $6.00	165	247
Cisco Systems, Inc.	10/20/2012 - $20.00	7	91
Cisco Systems, Inc.	01/18/2014 - $22.00	20	1,560
eBay, Inc.	07/21/2012 - $33.00	11	9,900
iShares Silver Trust	01/19/2013 - $40.00	7	238
iShares Silver Trust	01/19/2013 - $35.00	6	420
Microsoft Corp.	01/19/2013 - $27.00	18	7,578
Microsoft Corp.	07/21/2012 - $26.00	11	5,060
Microsoft Corp.	10/20/2012 - $32.00	16	1,296
Molson Coors Brewing Co.- B	10/20/2012 - $45.00	25	1,250
Newmont Mining Corp.	01/18/2014 - $50.00	10	6,200
Newmont Mining Corp.	01/19/2013 - $50.00	11	4,070
Newmont Mining Corp.	01/19/2013 - $65.00	10	500
Novagold Resources, Inc.	01/19/2013 - $10.00	68	680
Novartis AG - ADR	10/20/2012 - $55.00	14	3,360
Novartis AG - ADR	01/19/2013 - $57.50	8	1,680
Statoil ASA	10/20/2012 - $25.00	15	1,425
Tellabs, Inc.	01/19/2013 - $4.00	110	1,650
Total SA - ADR	01/19/2013 - $57.50	8	140
Vodafone Group PLC - ADR	01/18/2014 - $30.00	10	1,650
Vodafone Group PLC - ADR	01/19/2013 - $30.00	15	1,313
Wal-Mart Stores, Inc.	01/19/2013 - $60.00	10	10,210
Wendy's Co.	01/19/2013 - $5.00	85	2,125
TOTAL CALL OPTIONS WRITTEN (Proceeds $98,489)			$ 73,223

* Non-income producing security.
** Rate shown represents the rate at June 30, 2012, is subject to change and resets daily.
ADR American Depositary Receipt
(a) All or a portion of this security is segregated as collateral for call options written.
(b) One contract is equivalent to 100 shares of common stock.

(c) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $5,687,074 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation	$ 320,669
		Unrealized depreciation	(304,493)
		Net unrealized appreciation	$ 16,176

As of June 30, 2012, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage

Australia			0.60%
Belgium			5.18%
Britain			3.74%
Canada			6.84%
France			3.73%
Malaysia			7.23%
Mexico			2.51%
Monaco			2.49%
Netherlands			3.20%
Norway			2.19%
Singapore			8.37%
South Africa			9.70%
Switzerland			3.58%
Thailand			10.22%
United States			23.33%
Total Equity Holdings			92.91%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2012.
The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 53.98%		Shares	Value

Agriculture - 2.00%
Afgri Ltd.		52,000	$ 36,873
GrainCorp Ltd.		10,000	97,309
			134,182
Beverages - 7.73%
Corby Distilleries Ltd. - Class B		4,500	67,085
Heineken Holdings NV		2,800	125,469
Molson Coors Brewing, Co. - Class B (a)		3,900	162,279
Oldtown Bhd		205,000	107,752
Thai Beverage PCL		209,000	56,090
			518,675
Commercial Services - 1.72%
Bangkok Expressway		149,900	115,381

Computers- 1.14%
Brocade Communications Systems, Inc.* (a)		15,500	76,415

Diversified Financial Services - 1.64%
JSE Ltd.		12,010	110,110

Engineering & Construction - 1.10%
SATS Ltd.		35,000	74,039

Food Products - 1.78%
Campbell Soup Co. (a)		1,800	60,084
Grupo Herdez SAB de CV		26,000	59,369
			119,453
Food & Beverage - 1.65%
Fraser and Neave Ltd.		20,000	110,506

Holding Companies & Diversified Operations - 1.27%
AVI Ltd.		11,370	69,504
Haw Par Corp. Ltd.		3,300	15,629
			85,133
Internet Software & Services - 1.87%
eBay, Inc. *(a)		1,500	63,015
TeleCommunication Systems, Inc. - Class A *		51,000	62,730
			125,745
Media - 0.33%
MCOT PCL		25,000	21,975

Metals & Mining - 3.23%
Molycorp, Inc. *		1,488	32,066
Newmont Mining Corp. (a)		2,400	116,424
NovaCopper, Inc. *		2,033	4,086
Novagold Resources, Inc. *(a)		12,200	64,416
			216,992
Oil, Gas & Consumable Fuels - 5.77%
BP PLC - ADR		1,300	52,702
Canadian Oil Sands Ltd.		3,000	58,082
Royal Dutch Shell PLC - ADR		1,700	114,631
Statoil ASA - ADR (a)		3,000	71,580
Total Fina Elf SA - ADR (a)		2,000	89,900
			386,895
Pharmaceuticals - 5.68%
Abbott Laboratories		1,300	83,811
Johnson & Johnson (a)		2,000	135,120
The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 53.98% (Continued)		Shares	Value

Novartis AG - ADR (a)		2,900	$ 162,110
			381,041

Real Estate Investment Trusts - 0.64%
Al-Aqar Healthcare Real Estate Investment Trust		100,000	43,120

Retail - 7.19%
Wal-Mart Stores, Inc. (a)		1,200	83,664
Wendy's Co. (a)		61,900	292,168
Zhulian Corp. Bhd		170,000	107,012
			482,844
Software - 0.26%
Seachange International, Inc. *		2,100	17,283

Telecommunications - 5.72%
Cisco Systems, Inc. (a)		5,000	85,850
Tellabs, Inc. (a)		26,000	86,580
Vodafone Group PLC (a)		7,500	211,350
			383,780
Water - 3.26%
Suez Environment Co.		8,480	91,071
Thai Tap Water Supply PCL		616,000	127,805
			218,876

TOTAL COMMON STOCK (Cost $3,655,438)			3,622,445

CORPORATE BONDS - 38.67%		Principal

Auto Parts & Equipment - 2.46%
American Axle & Manufacturing Inc., 5.25% , 02/11/2014		$ 161,000	165,226

Banks - 5.74%
Ally Financial, Inc., 6.875%, 8/28/2012		80,000	80,400
Ally Financial, Inc., 6.875%, 8/28/2012		99,000	99,124
Ally Financial, Inc., 7.00%, 7/15/2012		10,000	9,999
Ally Financial, Inc., 7.00%, 1/15/2013		27,000	27,067
Ally Financial, Inc., 7.10%, 9/15/2012		50,000	50,343
Ally Financial, Inc., 7.25%, 12/15/2012		43,000	42,970
Goldman Sachs Group, Inc., 5.70% 9/1/2012		75,000	75,514
			385,417
Chemicals - 0.53%
Ashland, Inc., 8.80%, 11/15/2012		35,000	35,455

Diversified Financial Services - 6.41%
Ford Motor Credit Co. LLC, 6.52%, 3/10/2013		37,000	37,695
Ford Motor Credit Co. LLC, 8.00%, 6/1/2014		155,000	171,828
International Lease Finance Corp., 5.875%, 5/1/2013		120,000	122,250
Sears Roebuck Acceptance Corp., 7.15%, 3/15/2013		50,000	48,655
Sears Roebuck Acceptance Corp., 7.50%, 12/15/2012		50,000	49,406
			429,834
Food - 1.01%
Smithfield Foods, Inc., 7.75%, 5/15/2013		65,000	67,681

Home Builders - 0.37%
PulteGroup, Inc., 6.25%, 2/15/2013		25,000	25,031
The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

CORPORATE BONDS - 38.67% (Continued)		Principal	Value

Iron & Steel - 1.79%
Commercial Metals Co., 5.625%, 11/15/2013		$ 58,000	$ 59,740
Steel Dynamics, Inc., 7.375%, 11/1/2012		60,000	60,375
			120,115
Leisure - 2.80%
Royal Caribbean Cruises Ltd., 6.875%, 12/1/2013		62,000	65,441
Royal Caribbean Cruises Ltd., 7.00%, 06/15/2013		118,000	122,720
			188,161
Lodging - 5.04%
MGM Resorts International, 6.75%, 9/1/2012		239,000	240,793
MGM Resorts International, 6.75%, 4/1/2013		95,000	97,494
			338,287
Machinery - 1.58%
Case New Holland, Inc., 7.75%, 09/01/2013		100,000	106,250

Media - 1.55%
Dish DBS Corp., 7.00%, 10/01/2013		70,000	73,850
Scholastic Corp., 5.00%, 04/15/2013		30,000	30,000
			103,850
Packaging & Containers - 0.46%
Rock-Tenn Co., 5.625%, 3/15/2013		30,000	30,638

Real Estate - 0.79%
Colonial Realty LP, 6.875%, 08/15/2012		53,000	53,199

Retail - 3.17%
Dillard's, Inc., 7.85%, 10/1/2012		25,000	25,281
New Albertson, Inc. 7.25%, 5/1/2013		90,000	92,587
Toys R Us, Inc., 7.875%, 4/15/2013		93,000	94,627
			212,495
Telecommunications - 4.97%
Telecom Italia Capital SA, 5.25%, 11/15/2013		139,000	139,833
Telefonica Emisiones SAU, 5.855%, 2/4/2013		192,000	193,469
			333,302

TOTAL CORPORATE BONDS (Cost $2,589,271)			2,594,941

EXCHANGE-TRADED FUNDS - 1.98%		Shares

iShares Gold Trust *(a)		6,500	101,140
iShares Silver Trust *(a)		1,200	31,980
EXCHANGE-TRADED FUNDS - (Cost $152,207)			133,120

SHORT-TERM INVESTMENTS - 8.51%

Fidelity Institutional Money Market Portfolio, Class I, 0.22%**		571,412	571,412
(Cost $571,412)

TOTAL INVESTMENTS (Cost $6,968,328)(c) - 103.14%			$ 6,921,918

TOTAL CALL OPTIONS WRITTEN (Proceeds $116,837)(c) - (1.01%)			(67,867)

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.13%)			(142,759)

NET ASSETS - 100.00%			$ 6,711,292

The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

	Expiration Date -
	Exercise Price	Contracts (b)	Value

CALL OPTIONS WRITTEN - (1.01%)
Brocade Communications Systems, Inc.	07/21/2012 - $6.00	90	$ 135
Brocade Communications Systems, Inc.	01/19/2013 - $5.50	65	2,892
Campbell Soup Co.	01/19/2013 - $35.00	18	864
Cisco Systems, Inc.	01/18/2014 - $22.00	35	2,730
eBay, Inc.	01/19/2013 - $35.00	15	13,500
iShares Gold Trust	10/20/2012 - $17.00	25	500
iShares Silver Trust	01/19/2013 - $40.00	12	408
Johnson & Johnson	01/19/2013 - $65.00	10	3,550
Molson Coors Brewing Co.	10/20/2012 - $45.00	12	600
Molson Coors Brewing Co.	01/19/2013 - $40.00	15	4,500
Newmont Mining Corp.	01/19/2013 - $50.00	10	3,700
Newmont Mining Corp.	01/19/2013 - $55.00	10	1,950
Novagold Resources, Inc.	01/19/2013 - $10.00	78	780
Novartis AG - ADR	10/20/2012 - $55.00	21	5,040
Statoil ASA - ADR	07/21/2012 - $27.50	20	200
Tellabs, Inc.	01/19/2013 - $4.00	75	1,125
Total Fina Elf SA - ADR	01/19/2013 - $55.00	10	350
Total Fina Elf SA - ADR	01/19/2013 - $57.50	10	175
Vodafone Group PLC	01/19/2013 - $30.00	33	2,888
Wal-Mart Stores, Inc.	01/19/2013 - $62.50	12	8,880
Wendy's Co.	01/19/2013 - $5.00	524	13,100

TOTAL CALL OPTIONS WRITTEN (Proceeds $116,837)			$ 67,867

* Non-income producing security.
** Rate shown represents the rate at June 30, 2012, is subject to change and resets daily.
ADR American Depositary Receipt.
LP Limited Partnership
PLC Public Liability Company.
(a) All or a portion of this security is segregated as collateral for call options written.
(b) One Contract is equivalent to 100 shares of common stock.

(c) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $6,858,985 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation	$ 257,972
		Unrealized depreciation	(262,906)
		Net unrealized depreciation	$ (4,934)

As of June 30, 2012, the Fund's debt and equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage

Australia			1.45%
Britain			3.93%
Canada			2.89%
France			2.70%
Liberia			2.80%
Luxembourg			2.08%
Malaysia			3.84%
Mexico			0.88%
Netherlands			3.58%
Norway			1.07%
Singapore			2.98%
South Africa			3.23%
Spain			2.88%
Switzerland			2.42%
Thailand			4.79%
United States			53.11%
Total Debt and Equity Holdings			94.63%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/CP CORE EQUITY FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 99.47%	Shares	Value

Aerospace & Defense - 4.38%
Triumph Group, Inc.	16,000	$ 900,320

Apparel - 3.93%
NIKE, Inc.	9,200	807,576

Beverages - 4.56%
Beam, Inc.	15,000	937,350

Chemicals - 11.93%
Airgas, Inc.	9,400	789,694
Ecolab, Inc.	12,440	852,513
PPG Industries, Inc.	7,630	809,696
		2,451,903
Commercial Services - 5.23%
Mastercard, Inc. - Class A	2,500	1,075,275

Computers - 4.20%
Teradata Corp. *	12,000	864,120

Electronics - 4.03%
Woodward, Inc.	21,000	828,240

Food Products - 4.20%
Hershey Co.	12,000	864,360

Health Care Equipment & Supplies - 5.39%
Intuitive Surgical, Inc. *	2,000	1,107,580

Household Products - 4.48%
Kimberly-Clark Corp.	11,000	921,470

Insurance - 3.73%
Travelers Cos, Inc.	12,000	766,080

Internet & Catalog Retail - 11.43%
eBay, Inc. *	21,600	907,416
Expedia, Inc.	30,000	1,442,100
		2,349,516
Pharmaceuticals - 3.55%
GlaxoSmithKline PLC - ADR	16,000	729,120

Retail - 15.57%
Fifth and Pacific Co., Inc. *	47,000	504,310
Home Depot, Inc.	18,000	953,820
Macy's, Inc.	27,000	927,450
PVH Corp.	10,470	814,461
		3,200,041
Semiconductors & Semiconductor Equipment - 4.28%
Intel Corp.	33,000	879,450

Software - 4.52%
Fair Isaac Corp.	22,000	930,160

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/CP CORE EQUITY FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 99.47% (Continued)	Shares	Value

Transportation- 4.06%
JB Hunt Transport Services, Inc.	14,000	$ 834,400

TOTAL COMMON STOCK (Cost $18,919,371)		20,446,961

SHORT-TERM INVESTMENTS - 0.56%

Federated Treasury Obligations Fund, 0.00% **	114,935	114,935
(Cost $114,935)

TOTAL INVESTMENTS (Cost $19,034,306)(a) - 100.03%		$ 20,561,896

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.03%)		(5,151)

NET ASSETS - 100.00%		$ 20,556,745

* Non-income producing security.
** Rate shown represents the rate at June 30, 2012, is subject to change and resets daily.
ADR American Depositary Receipt.
PLC Public Liability Company.

(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 2,001,360
	Unrealized depreciation	(473,770)
	Net unrealized appreciation	$ 1,527,590

As of June 30, 2012, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer		Percentage

Britain		3.55%
United States		95.92%
Total Equity Holdings		99.47%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2012.
The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 92.69%	Shares	Value

Aerospace/Defense - 5.00%
AAR Corp.	1,123	$ 15,138
Ducommun, Inc. *	1,559	15,294
Kaman Corp.	439	13,583
Kratos Defense & Security Solutions, Inc. *	1,436	8,386
		52,401
Agriculture - 0.86%
Alico, Inc. (a)	296	9,040

Application Software - 1.39%
Geeknet, Inc. *(a)	735	14,568

Athletic Equipment- 0.62%
Black Diamond, Inc. *(a)	688	6,502

Banks - 3.46%
Access National Corp. (a)	530	6,943
Mercantile Bank Corp. *(a)	449	8,284
OmniAmerican Bankcorp, Inc. *(a)	338	7,243
Southwest Bancorp., Inc *	743	6,992
Univest Corp. of Pennsylvania (a)	413	6,827
		36,289
Biotechnology- 5.41%
Alnylam Pharmaceuticals, Inc. *(a)	586	6,839
Biotime, Inc. *(a)	1,777	8,174
CytRx Corp. *	3,055	13,990
Halozyme Therapeutics, Inc. *	1,541	13,653
Quidel Corp. *(a)	894	14,018
		56,674
Building & Construction- 0.53%
Lime Energy Co. *	2,444	5,548

Capacitors- 1.40%
Kemet Corp. *	2,444	14,688

Chemicals- 0.61%
Valhi, Inc.	508	6,345

Computers & Peripherals - 5.32%
Acorn Energy, Inc. (a)	1,981	16,482
Agilysys, Inc. *(a)	753	6,529
Maxwell Technology Corp. *	1,163	7,629
PAR Technology Corp. *(a)	1,355	6,680
Rimage Corp. (a)	1,739	13,912
Silicon Graphics International Corp. *(a)	701	4,500
		55,732
Distribution/Wholesale - 2.96%
Navarre Corp. *	11,039	17,552
School Specialty, Inc. *	4,121	13,434
		30,986
Diversified Manufacturing- 0.64%
Actuant Corp. - Class A (a)	246	6,681

Diversified Financial Services- 1.18%
Ladenburg Thalmann Financial Services, Inc. *	4,001	6,162
Novation Co, Inc. *	9,774	6,255
		12,417
Educational Software - 0.63%
Scientific Learning Corp. *(a)	4,025	6,561
The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 92.69% (Continued)	Shares	Value

Electric Products - 0.51%
Ultralife Corp. *	1,385	$ 5,346

Electric - 1.99%
AES Corp. *	1,072	13,754
Dominion Resources, Inc. (a)	131	7,074
		20,828
Electronic Components- 2.57%
International Rectifier Corp. *	720	14,393
Methode Electronics, Inc.	793	6,748
SMTC Corp. *	1,759	5,752
		26,893
Engineering and R&D - 1.43%
McDermott International, Inc. *	1,350	15,039

Food - 0.84%
John B Sanfilippo & Son, Inc. *(a)	495	8,836

Home Furnishings- 0.59%
American Woodmark Corp. *(a)	363	6,207

Industrial Automat/Robot- 0.50%
Hurco Cos, Inc. *(a)	255	5,225

Insurance Brokers- 1.30%
Erie Indemnity Co. - Class A (a)	190	13,606

Internet- 0.60%
Harris Interactive, Inc. *	5,608	6,337

Investment Companies- 1.93%
American Realty Capital Trust, Inc. (a)	629	6,869
MVC Capital, Inc. (a)	1,030	13,339
		20,208
Life/Health Insurance- 2.64%
Independence Holding Co.	1,377	13,563
Phoenix Cos, Inc. *(a)	7,638	14,130
		27,693
Media- 0.68%
Salem Communications Corp. - Class A (a)	1,301	7,116

Medical Information Systems- 1.33%
Computer Programs & Systems, Inc.	244	13,962

Medical Instruments- 4.62%
AngioDynamics, Inc. *(a)	548	6,581
BioMimetic Therapeutics, Inc. *(a)	5,112	13,445
Delcath Systems, Inc. *	8,697	14,350
Spectranetics Corp. *	1,230	14,047
		48,423
Metal Products- 1.38%
Olympic Steel, Inc.	883	14,499

Multi-line Insurance- 1.33%
XL Group PLC (a)	663	13,950

Office Supplies & Equipment- 1.47%
ACCO Brands Corp. *(a)	717	7,414
Pitney Bowes, Inc. (a)	536	8,024
		15,438
The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - 92.69% (Continued)	Shares	Value

Oil & Gas - 11.02%
Bill Barrett Corp. *	795	$ 17,029
Bonanza Creek Energy, Inc. *(a)	320	5,322
CAMAC Energy, Inc. *	8,500	5,355
EV Energy Partner LP (a)	107	5,399
Hercules Offshore, Inc. *	4,177	14,787
Hess Corp.	336	14,599
Matador Resources Co. *(a)	1,322	14,198
Penn Virginia Corp. (a)	1,358	9,968
Swift Energy Co. *	785	14,609
W&T Offshore, Inc.	930	14,229
		115,495
Oil & Gas Services - 5.22%
Basic Energy Services, Inc. *	1,519	15,676
Pioneer Drilling Co. *(a)	1,921	15,310
TETRA Technologies, Inc. *	2,101	14,980
Willbros Group, Inc. *	1,350	8,721
		54,687
Pharmaceuticals - 3.55%
AVANIR Pharmaceuticals, Inc. - Class A *(a)	2,243	8,793
Endo Health Solution, Inc. *	449	13,910
Keryx Biopharmaceuticals, Inc. *	4,414	7,945
Opko Health, Inc. *	1,422	6,541
		37,189
Precious Metals- 1.35%
Paramount Gold and Silver Corp. *(a)	5,900	14,160

Printing- 1.35%
Valassis Communications, Inc. *	651	14,159

Real Estate- 0.63%
Consolidated - Tomoka Land Co. (a)	230	6,619

Real Estate Investment Trusts (REITS) - 3.95%
FelCor Lodging Trust, Inc. *	2,983	14,020
Parkway Properties, Inc. (a)	1,212	13,865
STAG Industrial, Inc. (a)	925	13,486
		41,371
Retail - 5.16%
Pacific Sunwear of California, Inc. *	7,878	14,417
Sport Chalet, Inc. - Class A *	8,971	13,457
Star Gas Partners LP	3,266	13,652
Vera Bradley. Inc. *(a)	594	12,522
		54,048
Savings & Loans - 0.71%
Pacific Premier Bancorp, Inc. *	891	7,484

Telecommunications - 3.32%
Hawaiian Telcom Holdco, Inc. *(a)	340	6,633
Novatel Wireless, Inc. *	5,688	14,163
Windstream Corp.	1,449	13,997
		34,793
Trucking - 0.71%
General Finance Corp. *	2,319	7,467

TOTAL COMMON STOCK (Cost $946,711)		971,510

SHORT-TERM INVESTMENT - 19.19%

Fidelity Institutional Money Market Portfolio, Class I, 0.22% **	201,144	201,144
(Cost $201,144)
The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
SCHEDULE OF INVESTMENTS

June 30, 2012
		Value

TOTAL INVESTMENTS (Cost $1,147,855)(b) - 111.88%		$ 1,172,654

TOTAL INVESTMENTS IN SECURITIES
SOLD SHORT (Proceeds $277,427)(b) - (26.33%)		(275,999)

OTHER ASSETS LESS LIABILITIES - 14.45%		151,505

NET ASSETS - 100.00%		$ 1,048,160

INVESTMENTS IN SECURITIES SOLD SHORT - (26.33%)

COMMON STOCK - (26.33%)	Shares	Value

Aerospace/Defense - (0.17%)
CPI AeroStructures, Inc. *	165	$ 1,815

Airlines - (0.20%)
Delta Air Lines, Inc. *	188	2,059

Applications Software- (0.43%)
Callidus Software, Inc. *	164	817
Red Hat, Inc. *	21	1,186
Tangoe, Inc. *	60	1,279
Verint Systems, Inc. *	42	1,239
		4,521
Automobile Components and Repair- (0.83%)
Dorman Products, Inc. *	173	4,340
Monro Muffler Brake, Inc.	130	4,321
		8,661
Banks- (0.44%)
Cass Information Systems, Inc.	116	4,669

Beverages - (0.25%)
DE Master Blenders 1753 NV *	229	2,589

Biotechnology - (0.35%)
Vertex Pharmaceuticals, Inc. *	65	3,635

Building - Residential/Commercial - (0.41%)
NVR, Inc. *	5	4,250

Chemicals - (0.39%)
Sherwin-Williams Co.	31	4,103

Commercial Services - (0.84%)
Alliance Data Systems Corp. *	10	1,350
ExlService Holdings, Inc. *	46	1,133
FleetCor Technologies, Inc. *	63	2,208
Intersections, Inc.	261	4,137
		8,828
Computers - (1.22%)
Aspen Technology, Inc. *	200	4,630
Blackbaud, Inc.	40	1,027
EMC Corp. *	45	1,153
Syntel, Inc.	77	4,674
Teradata Corp. *	18	1,296
		12,780
Consulting Services- (1.42%)
Advisory Board Co. *	114	5,653
Gartner, Inc. *	96	4,133
Zillow, Inc. - Class A *	132	5,099
		14,885
The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - (26.33%) (Continued)	Shares	Value

Containers - (0.41%)
UFP Technologies, Inc. *	254	$ 4,293

Decision Support Software - (0.40%)
QAD, Inc. - Class A *	292	4,152

Dental Supplies - (0.86%)
Align Technology, Inc. *	136	4,551
Patterson Cos, Inc.	129	4,447
		8,998
Diversified Manufacturing- (0.20%)
SPX Corp.	32	2,090

E-Commerce- (0.09%)
MercadoLibre, Inc.	13	985

Electronic Components and Instruments- (1.28%)
FARO Technologies, Inc. *	23	968
Measurement Specialties, Inc. *	131	4,259
Mindspeed Technologies, Inc. *	252	620
OSI Systems, Inc. *	32	2,027
Semtech Corp. *	47	1,143
Skyworks Solutions, Inc. *	160	4,379
		13,396
E-Marketing- (0.44%)
Liquidity Services, Inc. *	90	4,607

Finance - (0.63%)
LPL Financial Holdings, Inc.	68	2,296
MarketAxcess Holdings, Inc.	160	4,262
		6,558
Food- (0.72%)
Hillshire Brands Co.	46	1,328
Sanderson Farms, Inc.	47	2,154
United Natural Foods, Inc. *	75	4,114
		7,596
Hazardous Waste Disposal- (0.85%)
Clean Harbors, Inc. *	79	4,457
Stericycle, Inc.*	49	4,492
		8,949
Healthcare -Services - (0.62%)
Air Methods Corp. *	43	4,225
Molina Healthcare, Inc. *	95	2,229
		6,454
Human Resources- (0.22%)
TrueBlue, Inc. *	146	2,260

Internet- (1.00%)
Cogent Communications Group, Inc. *	219	4,216
Equinix, Inc. *	24	4,216
Sourcefire, Inc. *	25	1,285
Zynga, Inc. - Class A *	149	811
		10,528
Machinery- (1.06%)
Astec Industries, Inc. *	157	4,817
Hardinge, Inc.	472	4,295
Manitowoc Co., Inc.	171	2,001
		11,113
Media- (0.66%)
Liberty Global, Inc. - Class A *	50	2,481
Scripps Networks Interactive, Inc. - Class A	78	4,435
		6,916
The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

COMMON STOCK - (26.33%) (Continued)	Shares	Value

Medical Information Systems- (0.41%)
Cerner Corp. *	52	$ 4,298

Medical Products - (1.86%)
Cooper Cos, Inc.	52	4,147
Haemonetics Corp. *	60	4,447
Luminex Corp. *	168	4,114
Span-America Medical Systems, Inc.	249	4,370
Vascular Solutions, Inc. *	195	2,449
		19,527
Non-hazardous Waste Disposal - (0.22%)
Waste Connections, Inc.	77	2,304

Oil & Gas - (0.98%)
EOG Resources, Inc.	23	2,072
FMC Technologies, Inc. *	53	2,079
HollyFrontier Corp.	121	4,287
Royale Energy, Inc. *	576	1,814
		10,252
Pharmaceuticals - (0.55%)
Herbalife, Ltd.	36	1,740
Sciclone Pharmaceuticals, Inc. *	579	4,059
		5,799
Real Estate Investment Trusts (REITS) - (1.30%)
Alexander & Baldwin Holdings *	48	2,556
Equity Residential	68	4,240
HCP, Inc.	101	4,459
Macerich Co.	40	2,362
		13,617
Retail - (2.82%)
Buffalo Wild Wings, Inc. *	29	2,512
Costco Wholesale Corp.	47	4,465
Dollar Tree, Inc. *	102	5,488
Genesco, Inc. *	32	1,925
Lowe's Cos, Inc.	79	2,247
PetSmart, Inc.	65	4,432
Saks, Inc. *	221	2,354
Tiffany & Co.	36	1,906
TJX Cos, Inc.	98	4,207
		29,536
Semiconductors - (0.52%)
ATMI, Inc. *	60	1,234
Power Integrations, Inc.	113	4,215
		5,449
Software - (0.22%)
ACI Worldwide, Inc. *	32	1,415
Bottomline Technologies, Inc. *	52	939
		2,354
Telecommunications - (0.86%)
Crown Castle International Corp. *	76	4,458
Tessco Technologies, Inc.	208	4,586
		9,044
X-Ray Equipment- (0.20%)
Hologic, Inc. *	118	2,129

TOTAL COMMON STOCK (Proceeds $277,427)		$ 275,999

The accompanying notes are an integral part of these financial statements.
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
SCHEDULE OF INVESTMENTS

June 30, 2012

* Non-income producing security.
** Rate shown represents the rate at June 30, 2012, is subject to change and resets daily.
(a) All or a portion of this security is segregated as collateral for securities sold short.

(b) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including securities sold short and call options written, is $870,221 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$ 61,744
	Unrealized depreciation	(35,310)
Net unrealized appreciation		$ 26,434

As of June 30, 2012, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer	Sold Short Percentage	Sold Long Percentage

Argentina	(0.09)%	0.00%
Canada	0.00%	0.55%
Cayman Islands	(0.17)%	0.00%
Ireland	0.00%	1.33%
Netherlands	(0.25)%	0.00%
United States	(25.82)%	90.81%
Total Holdings	(26.33)%	92.69%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2012.
The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2012

			Catalyst/SMH	Catalyst/Groesbeck	Catalyst	Catalyst
	Catalyst	Catalyst/SMH	Total Return	Growth of	Strategic	Large Cap
	Value Fund	High Income Fund	Income Fund	Income Fund	Value Fund	Value Fund

ASSETS:
Investments in securities, at cost	$ 76,056,348	$ 138,846,605	$ 71,241,627	$ 11,895,242	$ 5,467,411	$ 440,244
Investments in securities, at value	$ 61,145,763	$ 131,723,914	$ 60,091,078	$ 12,944,561	$ 5,537,143	$ 438,292
Receivable for securities sold	-	-	-	375,268	-	-
Receivable for Fund shares sold	39,053	86,409	23,374	6,705	-	-
Dividends and interest receivable	450,225	2,561,002	805,217	9,567	3,817	133
Due from Manager	-	-	-	-	2,380	4,525
Prepaid expenses and other assets	25,131	16,632	15,901	19,161	12,599	7,354
Total Assets	61,660,172	134,387,957	60,935,570	13,355,262	5,555,939	450,304

LIABILITIES:
Call options written (proceeds $0, $0, $64,093, $0, $237,411 and $0)	-	-	54,479	-	272,414	-
Securities sold short (cost $0, $0, $0, $0, $291,363 and $0)	-	-	-	-	303,729	-
Payable upon return of securities loaned (Note 1)	4,346,453	-	-	-	513,167	-
Due to Broker	-	-	-	-	675,955	-
Payable for securities purchased	-	186,415	-	-	-	-
Payable for Fund shares redeemed	94,277	214,489	66,635	1,332	109,121	-
Distributions payable	-	236,708	100,760	1,361	-	-
Management fees payable	46,947	108,336	48,367	7,396	-	-
Accrued 12b-1 fees	105,647	177,323	96,942	18,426	7,649	478
Administration fees payable	3,245	7,680	3,076	492	543	506
Accrued expenses and other liabilities	35,208	32,720	28,935	19,201	22,239	21,205
Total Liabilities	4,631,777	963,671	399,194	48,208	1,904,817	22,189

Net Assets	$ 57,028,395	$ 133,424,286	$ 60,536,376	$ 13,307,054	$ 3,651,122	$ 428,115

NET ASSETS CONSIST OF:
Paid in capital	$ 86,852,228	$ 140,349,781	$ 74,907,754	$ 12,230,541	$ 4,212,882	$ 405,549
Undistributed net investment income (loss)	1,670,800	27,032	41,296	-	-	(443)
Accumulated net realized gain (loss) on
investments, securities sold short and
written options	(16,584,048)	170,164	(3,271,739)	27,194	(584,123)	24,961
Net unrealized appreciation (depreciation) on
investments, securities sold short and
written options	(14,910,585)	(7,122,691)	(11,140,935)	1,049,319	22,363	(1,952)
Net Assets	$ 57,028,395	$ 133,424,286	$ 60,536,376	$ 13,307,054	$ 3,651,122	$ 428,115

Class A
Net Assets	$ 45,076,547	$ 100,535,902	$ 33,969,310	$ 10,644,367	$ 3,395,897	$ 421,650
Shares of beneficial interest outstanding (a)	4,080,139	15,519,445	6,077,851	904,005	350,996	40,480
Net asset value per share	$ 11.05	$ 6.48	$ 5.59	$ 11.77	$ 9.68	$ 10.42
Maximum offering price per share (b)	$ 11.72	$ 6.80	$ 5.93	$ 12.49	$ 10.27	$ 11.06
Minimum redemption price per share (c)	$ 10.94	$ 6.42	$ 5.53	$ 11.65	$ 9.58	$ 10.32

Class C
Net Assets	$ 10,448,095	$ 32,888,384	$ 26,567,066	$ 483,702	$ 255,225	$ 6,465
Shares of beneficial interest outstanding (a)	976,277	5,074,184	4,755,549	41,512	26,538	608
Net asset value and offering price per share	$ 10.70	$ 6.48	$ 5.59	$ 11.65	$ 9.62	$ 10.63
Minimum redemption price per share (d)	$ 10.59	$ 6.42	$ 5.53	$ 11.53	$ 9.52	$ 10.52

Class I
Net Assets	$ 1,503,753	$ 2,178,985
Shares of beneficial interest outstanding (a)	134,889	185,101
Net asset value, offering price and
redemption price per share	$ 11.15	$ 11.77

(a)	Unlimited number of shares of no par value beneficial interest authorized
(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares of Value Fund, Total Return Income Fund, Growth of Income Fund,
Strategic Value Fund and Large Cap Value Fund, respectively, and 4.75% on High Income Fund.
(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge ("CDSC") on shares redeemed within 18 months of purchases (excluding shares purchased with reinvested dividends and/or distributions).
(d)	A CDSC OF 1% is imposed in the event of certain redemption transactions within one year following such investments.
The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (continued)
June 30, 2012

	Catalyst/MAP	Catalyst/MAP	Catalyst/CP	Catalyst
	Global Capital	Global Total Return	Core Equity	Insider Long/
	Appreciation Fund	Income Fund	Fund	Short Fund

ASSETS:
Investments in securities, at cost	$ 5,760,368	$ 6,968,328	$ 19,034,306	$ 1,147,855
Investments in securities, at value	$ 5,776,473	$ 6,921,918	$ 20,561,896	$ 1,172,654
Dividends and interest receivable	10,036	50,413	28,127	21
Receivable for Fund shares sold	12,029	1,000	13,518	25,000
Deposit with broker	-	-	-	235,457
Receivable for securities sold	7,429	-	-	42,352
Due from Manager	1,651	-	-	7,630
Prepaid expenses and other assets	10,402	8,742	5,276	102
Total Assets	5,818,020	6,982,073	20,608,817	1,483,216

LIABILITIES:
Call options written (proceeds $98,489, $116,837, $0 and $0)	73,223	67,867	-	-
Securities sold short (cost $0, $0, $0 and $277,427)	-	-	-	275,999
Management fees payable	-	1,008	11,109	-
Payable for Fund shares redeemed	1,500	7,009	-	-
Accrued 12b-1 fees	4,044	5,825	18,471	206
Payable for securities purchased	223,523	167,659	-	145,178
Administration fees payable	269	247	480	565
Accrued expenses and other liabilities	21,771	21,166	22,012	13,108
Total Liabilities	324,330	270,781	52,072	435,056

Net Assets	$ 5,493,690	$ 6,711,292	$ 20,556,745	$ 1,048,160

NET ASSETS CONSIST OF:
Paid in capital	$ 5,404,797	$ 6,659,266	$ 19,260,975	$ 1,022,281
Undistributed net investment income (loss)	36,145	34,998	7,393	(348)
Accumulated net realized gain (loss) on
investments, securities sold short and written options	11,357	14,463	(239,213)	-
Net unrealized appreciation on investments, securities
sold short and written options	41,391	2,565	1,527,590	26,227
Net Assets	$ 5,493,690	$ 6,711,292	$ 20,556,745	$ 1,048,160

Class A
Net Assets	$ 4,468,813	$ 4,925,393	$ 20,530,139	$ 1,026,342
Shares of beneficial interest outstanding (a)	445,902	485,679	1,922,140	101,149
Net asset value per share	$ 10.02	$ 10.14	$ 10.68	$ 10.15
Maximum offering price per share (b)	$ 10.63	$ 10.76	$ 11.33	$ 10.77
Minimum redemption price per share (c)	$ 9.92	$ 10.04	$ 10.57	$ 10.05

Class C
Net Assets	$ 1,024,877	$ 1,785,899	$ 26,606	$ 21,818
Shares of beneficial interest outstanding (a)	102,963	$ 176,940	2,500	2,153
Net asset value and offering price per share	$ 9.95	$ 10.09	$ 10.64	$ 10.13
Minimum redemption price per share (d)	$ 9.85	$ 9.99	$ 10.53	$ 10.03

(a)	Unlimited number of shares of no par value beneficial interest authorized
(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund.
(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge ("CDSC") on shares redeemed within 18 months of purchases (excluding shares purchased with reinvested dividends and/or distributions).
(d)	A CDSC OF 1% is imposed in the event of certain redemption transactions within one year following such investments.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year or Period Ended June 30, 2012

			Catalyst/SMH	Catalyst/Groesbeck	Catalyst	Catalyst
	Catalyst	Catalyst/SMH	Total Return	Growth of	Strategic	Large Cap
	Value Fund	High Income Fund	Income Fund	Income Fund	Value Fund	Value Fund (a)

Investment Income:
Dividend income	$ 3,126,501	$ -	$ 1,844,517	$ 237,793	$ 83,078	$ 6,783
Interest income	3,195	11,589,612	3,405,352	1,329	973	32
Securities lending income	71,528	-	-	-	22,670	-
Foreign tax withheld	(109)	-	(69,336)	(1,455)	-	-
Total Investment Income	3,201,115	11,589,612	5,180,533	237,667	106,721	6,815

Operating Expenses:
Investment management fees	968,963	1,241,708	667,748	102,943	54,841	3,660
12b-1 Fees:
Class A	156,544	240,638	95,234	21,223	10,190	912
Class C	130,964	279,153	286,815	2,282	2,433	14
Custody fees	9,475	16,359	10,863	2,779	6,045	3,527
Administration fees	103,909	150,296	98,798	21,728	16,689	14,748
Registration fees	42,621	31,777	29,772	11,265	18,149	1,886
Networking fees	31,878	13,767	12,857	695	727	15
Audit fees	12,000	14,000	14,000	12,000	12,000	13,200
Printing expenses	843	664	682	664	400	270
Legal fees	7,269	7,020	7,020	7,020	7,020	6,464
Compliance officer fees	6,553	6,553	6,553	6,553	6,553	5,969
Trustees' fees	3,829	3,829	3,653	3,829	3,729	3,036
Insurance expenses	1,363	1,151	1,151	1,150	1,146	441
Pricing fee	1,859	5,058	3,663	1,432	4,168	1,392
Dividend expense	-	-	-	-	836	-
Interest expense	-	-	-	-	11,564	-
Miscellaneous expenses	16,022	9,989	11,444	3,999	3,476	3,527
Total Operating Expenses	1,494,092	2,021,962	1,250,253	199,562	159,966	59,061
Less: Expenses waived/reimbursed
by Manager	(196,735)	(11,422)	-	(42,853)	(77,649)	(54,654)
Plus: Expenses recaptured	-	-	1,653	-	-	-
Net Operating Expenses	1,297,357	2,010,540	1,251,906	156,709	82,317	4,407

Net Investment Income	1,903,758	9,579,072	3,928,627	80,958	24,404	2,408

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(16,322,002)	2,540,692	(2,627,703)	65,311	(698,537)	24,961
Securities sold short	-	-	-	-	(58,196)	-
Options purchased	-	-	-	-	(46,666)	-
Options written	-	-	495,540	-	433,132	-
Net change in unrealized appreciation
(depreciation) on:
Investments	(7,568,406)	(7,436,166)	(7,002,567)	186,438	(198,738)	(1,952)
Securities sold short	-	-	-	-	(12,366)	-
Options purchased	-	-	-	-	82,671	-
Options written	-	-	(279,630)	-	101,861	-
Net Realized and Unrealized
Gain (Loss) on Investments	(23,890,408)	(4,895,474)	(9,414,360)	251,749	(396,839)	23,009

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ (21,986,650)	$ 4,683,598	$ (5,485,733)	$ 332,707	$ (372,435)	$ 25,417

(a)	The Catalyst Large Cap Value Fund commenced operations on July 29, 2011

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations (continued)
For the Period Ended June 30, 2012

	Catalyst/MAP	Catalyst/MAP	Catalyst/CP	Catalyst
	Global Capital	Global Total Return	Core Equity	Insider Long/
	Appreciation Fund (a)	Income Fund (b)	Fund (c)	Short Fund (d)

Investment Income:
Dividend Income	$ 89,180	$ 68,187	$ 141,800	$ 1,009
Interest Income	810	47,445	53	22
Foreign tax withheld	(6,445)	(3,837)	-	-
Total Investment Income	83,545	111,795	141,853	1,031

Operating Expenses:
Investment management fees	27,089	35,006	100,132	994
12b-1 fees:
Class A	5,716	7,104	25,112	196
Class C	4,226	6,589	137	10
Administration fees	15,670	15,202	17,221	1,057
Registration fees	5,662	5,633	5,192	251
Audit fees	14,000	14,700	14,000	8,140
Networking fees	975	1,119	-	-
Printing expenses	287	288	293	-
Custody fees	3,696	3,455	3,282	1,337
Legal fees	6,464	6,464	7,752	1,671
Compliance officer fees	6,376	6,377	3,155	910
Trustees' fees	3,036	3,036	2,251	668
Insurance expenses	229	219	441	8
Pricing fee	3,813	6,371	402	-
Dividend expense	-	-	-	953
Interest expense	-	-	-	421
Miscellaneous expenses	3,729	3,443	1,703	836
Total Operating Expenses	100,968	115,006	181,073	17,452
Less: Expenses waived/reimbursed
by Manager	(56,015)	(55,559)	(46,613)	(15,045)
Net Operating Expenses	44,953	59,447	134,460	2,407

Net Investment Income (Loss)	38,592	52,348	7,393	(1,376)

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(10,838)	(24,832)	(239,213)	-
Securities sold short	577	-	-	1,028
Options written	21,618	39,295	-	-
Foreign currency transactions	(884)	(847)	-	-
Net change in unrealized appreciation
(depreciation) on:
Investments	16,105	(46,410)	1,527,590	24,799
Securities sold short	-	-	-	1,428
Options written	25,266	48,970	-	-
Foreign currency translations	20	5	-	-
Net Realized and Unrealized
Gain on Investments	51,864	16,181	1,288,377	27,255

Net Increase in
Net Assets Resulting
From Operations	$ 90,456	$ 68,529	$ 1,295,770	$ 25,879

(a)	The Catalyst/MAP Global Capital Appreciation Fund commenced operations on July 29, 2011
(b)	The Catalyst/MAP Global Total Return Income Fund commenced operations on July 29, 2011
(c)	The Catalyst/CP Core Equity Fund commenced operations on December 22, 2011
(d)	The Catalyst Insider Long /Short Fund commenced operations on April 30, 2012

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets
					Catalyst/SMH Total
	Catalyst Value Fund		Catalyst/SMH High Income Fund		Return Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Operations:
Net investment income (loss)	$ 1,903,758	$ (710,353)	$ 9,579,072	$ 6,979,273	$ 3,928,627	$ 2,538,681
Net realized gain (loss) on investments	(16,322,002)	7,687,322	2,540,692	5,873,487	(2,132,163)	1,960,938
Net change in unrealized
depreciation on investments	(7,568,406)	(1,340,453)	(7,436,166)	(831,617)	(7,282,197)	(2,691,114)
Net increase (decrease) in net assets
resulting from operations	(21,986,650)	5,636,516	4,683,598	12,021,143	(5,485,733)	1,808,505

Distributions to Shareholders from:
Net investment income
Class A	-	-	(7,769,667)	(5,660,948)	(2,413,038)	(1,632,334)
Class C	-	-	(2,069,713)	(1,435,452)	(1,649,571)	(925,787)
Class I	-	-	-	-	-	-
Net realized gains
Class A	(1,676,526)	(519,312)	(4,683,651)	(4,247,225)	(1,395,939)	(282,290)
Class C	(368,183)	(69,548)	(1,305,427)	(1,084,523)	(1,100,211)	(248,291)
Class I	(48,726)	(12,350)	-	-	-	-
Total dividends and distributions
to shareholders	(2,093,435)	(601,210)	(15,828,458)	(12,428,148)	(6,558,759)	(3,088,702)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	17,002,510	93,588,181	38,367,030	63,628,511	13,451,244	70,247,377
Class C	2,005,718	15,164,522	12,319,291	13,544,568	6,469,390	25,378,489
Class I	422,324	6,958,866	-	-	-	-
Reinvestment of dividends and distributions
Class A	1,524,918	462,309	9,504,998	7,281,757	2,969,621	1,428,881
Class C	357,194	68,022	2,183,924	1,625,139	2,242,274	935,014
Class I	38,522	8,997	-	-	-	-
Cost of shares redeemed
Class A	(47,674,640)	(52,813,106)	(38,387,250)	(21,350,763)	(29,049,723)	(22,693,939)
Class C	(5,585,861)	(1,553,980)	(4,794,573)	(4,594,563)	(9,975,619)	(2,609,041)
Class I	(802,973)	(5,592,350)	-	-	-	-
Net increase (decrease) in net assets from
share transactions of beneficial interest	(32,712,288)	56,291,461	19,193,420	60,134,649	(13,892,813)	72,686,781

Total Increase (Decrease) in Net Assets	(56,792,373)	61,326,767	8,048,560	59,727,644	(25,937,305)	71,406,584

Net Assets:
Beginning of year	113,820,768	52,494,001	125,375,726	65,648,082	86,473,681	15,067,097
End of year*	$ 57,028,395	$ 113,820,768	$ 133,424,286	$ 125,375,726	$ 60,536,376	$ 86,473,681
* Includes undistributed net investment
income (loss) at end of year	$ 1,670,800	$ (166,670)	$ 27,032	$ 287,340	$ 41,296	$ 2,554

Share Activity:
Shares Sold
Class A	1,411,961	6,286,440	5,812,150	8,647,619	2,282,938	10,223,480
Class C	167,335	1,034,283	1,873,573	1,859,082	1,093,680	3,749,649
Class I	35,295	445,007	-	-	-	-
Shares Reinvested
Class A	143,185	31,557	1,473,885	1,009,389	526,854	211,037
Class C	34,478	4,733	340,250	225,338	400,070	139,414
Class I	3,590	611	-	-	-	-
Shares Redeemed
Class A	(4,047,502)	(3,804,097)	(5,811,455)	(2,925,737)	(4,888,845)	(3,355,856)
Class C	(486,755)	(109,803)	(726,781)	(626,230)	(1,713,069)	(388,394)
Class I	(67,984)	(398,169)	-	-	-	-
Net increase (decrease) in shares of
beneficial interest outstanding	(2,806,397)	3,490,562	2,961,622	8,189,461	(2,298,372)	10,579,330

The accompanying notes are an intergral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)
	Catalyst/Groesbeck				Catalyst Large Cap
	Growth of Income Fund		Catalyst Strategic Value Fund (a)		Value Fund (b)

				For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended	Period Ended
	June 30, 2012	June 30, 2011	June 30, 2012	June 30, 2011	June 30, 2012
Operations:
Net investment income (loss)	$ 80,958	$ 67,975	$ 24,404	$ (419)	$ 2,408
Net realized gain (loss) on investments	65,311	55,784	(370,267)	147,416	24,961
Net change in unrealized appreciation
(depreciation) on investments	186,438	1,274,598	(26,572)	48,935	(1,952)
Net increase (decrease) in net assets
resulting from operations	332,707	1,398,357	(372,435)	195,932	25,417

Distributions to Shareholders from:
Net investment income
Class A	(63,930)	(61,421)	(2,348)	(2,113)	(2,848)
Class C	(633)	(333)	-	(11)	(3)
Class I	(16,387)	(6,221)	-	-	-
Net realized gains
Class A	(77,215)	(2,143)	(365,320)	-	-
Class C	(1,265)	(27)	(23,401)	-	-
Class I	(14,931)	(88)	-	-	-
Total dividends and distributions
to shareholders	(174,361)	(70,233)	(391,069)	(2,124)	(2,851)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	3,863,721	2,902,602	2,372,845	5,363,723	438,856
Class C	434,329	69,800	111,236	194,843	6,100
Class I	866,500	1,159,000	-	-	-
Reinvestment of dividends and distributions
Class A	134,950	62,418	283,743	1,682	2,171
Class C	1,762	354	22,313	11	-
Class I	31,199	6,309	-	-	-
Cost of shares redeemed
Class A	(1,112,363)	(684,039)	(3,360,126)	(735,482)	(41,578)
Class C	(44,783)	(2,537)	(33,970)	-	-
Class I	-	-	-	-	-
Net increase (decrease) in net assets from
share transactions of beneficial interest	4,175,315	3,513,907	(603,959)	4,824,777	405,549

Total Increase (Decrease) in Net Assets	4,333,661	4,842,031	(1,367,463)	5,018,585	428,115

Net Assets:
Beginning of period	8,973,393	4,131,362	5,018,585	-	-
End of period*	$ 13,307,054	$ 8,973,393	$ 3,651,122	$ 5,018,585	$ 428,115
* Includes undistributed net investment
loss at end of year or period	$ -	$ -	$ -	$ -	$ (443)

Share Activity:
Shares Sold
Class A	330,948	267,219	227,502	483,800	44,118
Class C	37,719	7,153	10,478	17,198	608
Class I	75,657	106,104	-	-	-
Shares Reinvested
Class A	12,071	5,754	28,746	157	219
Class C	160	33	2,265	1	-
Class I	2,783	557	-	-	-
Shares Redeemed
Class A	(98,372)	(61,650)	(324,733)	(64,476)	(3,857)
Class C	(3,919)	(250)	(3,404)	-	-
Class I	-	-	-	-	-
Net increase (decrease) in shares of
beneficial interest outstanding	357,047	324,920	(59,146)	436,680	41,088

(a) The Catalyst Strategic Value Fund commenced operations on October 28, 2010.
(b) The Catalyst Large Cap Value Fund commenced operations on July 29, 2011.

The accompanying notes are an intergral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)
	Catalyst/MAP Global	Catalyst/MAP Global
	Capital Appreciation	Total Return Income	Catalyst/CP Core	Catalyst Insider
	Fund (a)	Fund (b)	Equity Fund (c)	Long/Short Fund (d)

	For the	For the	For the	For the
	Period Ended	Period Ended	Period Ended	Period Ended
	June 30, 2012	June 30, 2012	June 30, 2012	June 30, 2012
Operations:
Net investment income (loss)	$ 38,592	$ 52,348	$ 7,393	$ (1,376)
Net realized gain (loss) on investments	10,473	13,616	(239,213)	1,028
Net change in unrealized
appreciation on investments	41,391	2,565	1,527,590	26,227
Net increase in net assets
resulting from operations	90,456	68,529	1,295,770	25,879

Distributions to Shareholders:
Net investment income
Class A	(1,447)	(14,858)	-	-
Class C	(116)	(1,645)	-	-
Total dividends and distributions
to shareholders	(1,563)	(16,503)	-	-

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	4,548,497	5,158,448	19,928,637	1,001,281
Class C	1,017,466	1,846,474	25,125	21,000
Reinvestment of dividends and distributions
Class A	762	11,265	-	-
Class C	106	1,560	-	-
Cost of shares redeemed
Class A	(154,358)	(319,212)	(692,787)	-
Class C	(7,676)	(39,269)	-	-
Net increase in net assets from
share transactions of beneficial interest	5,404,797	6,659,266	19,260,975	1,022,281

Total Increase in Net Assets	5,493,690	6,711,292	20,556,745	1,048,160

Net Assets:
Beginning of period	-	-	-	-
End of period*	$ 5,493,690	$ 6,711,292	$ 20,556,745	$ 1,048,160
* Includes undistributed net investment
income (loss) at end of period	$ 36,145	$ 34,998	$ 7,393	$ (348)

Share Activity:
Shares Sold
Class A	461,758	516,264	1,986,203	101,149
Class C	103,718	180,726	2,500	2,153
Shares Reinvested
Class A	80	1,114	-	-
Class C	11	152	-	-
Shares Redeemed
Class A	(15,936)	(31,699)	(64,063)	-
Class C	(766)	(3,938)	-	-
Net increase in shares of
beneficial interest outstanding	548,865	662,619	1,924,640	103,302

(a)	The Catalyst/MAP Global Capital Appreciation Fund commenced operations on July 29, 2011
(b)	The Catalyst/MAP Global Total Return Income Fund commenced operations on July 29, 2011
(c)	The Catalyst/CP Core Equity Fund commenced operations on December 22, 2011
(d)	The Catalyst Insider Long /Short Fund commenced operations on April 30, 2012

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Value Fund
Financial Highlights

For a Share Outstanding Throughout Each Year
	Class A
	For the		For the	For the		For the		For the
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2012		June 30, 2011	June 30, 2010		June 30, 2009		June 30, 2008

Net asset value, beginning of year	$ 14.28		$ 11.66	$ 8.95		$ 8.10		$ 12.73

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.30	(A)	(0.08)	(0.11)		0.07	(A)	(0.15)	(A)
Net realized and unrealized gain (loss) on investments	(3.21)		2.82	2.84	(C)	0.78		(3.96)
Total from investment operations	(2.91)		2.74	2.73		0.85		(4.11)

LESS DISTRIBUTIONS:
From net investment income	-		-	(0.02)		-		(0.52)
From net realized gains on investments	(0.32)		(0.12)	-		-		-
Total distributions	(0.32)		(0.12)	(0.02)		-		(0.52)

Net asset value, end of year	$ 11.05		$ 14.28	$ 11.66		$ 8.95		$ 8.10

Total return (B)	(20.30)%		23.47%	30.47%	(D)	10.49%		(33.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 45,077		$ 93,869	$ 47,320		$ 6,971		$ 1,044
Ratios to average net assets
Expenses, before waiver and reimbursement	1.80%		1.78%	1.94%		4.39%		6.18%
Expenses, net waiver and reimbursement	1.55%		1.55%	1.56%		1.66%		1.95%
Net investment income (loss), before waiver and reimbursement	2.31%		(0.98)%	(1.64)%		(1.85)%		(5.67)%
Net investment income (loss), net waiver and reimbursement	2.56%		(0.75)%	(1.26)%		0.88%		(1.44)%
Portfolio turnover rate	61%		123%	158%		169%		80%

	Class C

	For the		For the	For the		For the		For the
	Year Ended		Year Ended	Year Ended		Year Ended		Year Ended
	June 30, 2012		June 30, 2011	June 30, 2010		June 30, 2009		June 30, 2008

Net asset value, beginning of year	$ 13.95		$ 11.48	$ 8.80		$ 8.05		$ 12.64

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.22	(A)	(0.12)	(0.14)		0.11	(A)	(0.19)	(A)
Net realized and unrealized gain (loss) on investments	(3.15)		2.71	2.84	(C)	0.64		(3.96)
Total from investment operations	(2.93)		2.59	2.70		0.75		(4.15)

LESS DISTRIBUTIONS:
From net investment income	-		-	(0.02)		-		(0.44)
From net realized gains on investments	(0.32)		(0.12)	-		-		-
Total distributions	(0.32)		(0.12)	(0.02)		-		(0.44)

Net asset value, end of year	$ 10.70		$ 13.95	$ 11.48		$ 8.80		$ 8.05

Total return (B)	(20.94)%		22.53%	30.66%	(D)	9.32%		(33.52)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 10,448		$ 17,595	$ 3,810		$ 28		$ 10
Ratios to average net assets
Expenses, before waiver and reimbursement	2.55%		2.53%	2.69%		6.87%		6.93%
Expenses, net waiver and reimbursement	2.30%		2.30%	2.31%		2.53%		2.70%
Net investment income (loss), before waiver and reimbursement	1.66%		(1.62)%	(2.42)%		(2.95)%		(6.05)%
Net investment income (loss), net waiver and reimbursement	1.91%		(1.39)%	(2.04)%		1.39%		(1.82)%
Portfolio turnover rate	61%		123%	158%		169%		80%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.
(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2010, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(D)	For the year ended June 30, 2010, 0.11% of the Fund's Class A shares and Class C shares total return consists of a voluntary reimbursement by the Manager of a realized investment loss incurred on a trading error. Excluding this item, total return would have been 30.36% for Class A and 30.54% for Class C.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Value Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period

		Class I (A)
	For the		For the	For the		For the
	Year Ended		Year Ended	Year Ended		Period Ended
	June 30, 2012		June 30, 2011	June 30, 2010		June 30, 2009

Net asset value, beginning of period	$ 14.37		$ 11.70	$ 8.96		$ 7.36

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.35	(B)	(0.09)	(0.14)		-	(B)
Net realized and unrealized gain (loss) on investments	(3.25)		2.88	2.90	(C)	1.60
Total from investment operations	(2.90)		2.79	2.76		1.60

LESS DISTRIBUTIONS:
From net investment income	-		-	(0.02)		-
From net realized gains on investments	(0.32)		(0.12)	-		-
Total distributions	(0.32)		(0.12)	(0.02)		-

Net asset value, end of period	$ 11.15		$ 14.37	$ 11.70		$ 8.96

Total return (D)	(20.10)%		23.82%	30.80%	(E)	21.74%	(F)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 1,504		$ 2,357	$ 1,364		$ 1,090
Ratios to average net assets
Expenses, before waiver and reimbursement	1.55%		1.53%	1.69%		2.48%	(G)
Expenses, net waiver and reimbursement	1.30%		1.30%	1.31%		1.30%	(G)
Net investment income (loss), before waiver and reimbursement	2.27%		(0.73)%	(1.34)%		(1.25)%	(G)
Net investment income (loss), net waiver and reimbursement	2.52%		(0.50)%	(0.96)%		(0.07)%	(G)
Portfolio turnover rate	61%		123%	158%		169%	(F)

(A)	The Catalyst Value Fund Class I shares commenced operations on March 27, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights
	tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and
	unrealized loss in the Statement of Operations for the year ending June 30, 2010, primarily due to the timing of sales and repurchases of the Fund's shares
	in relation to fluctuating market values for the Fund's portfolio.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends
	and does not reflect the impact of sales charges.
(E)	For the year ended June 30, 2010, 0.11% of the Fund's class I Shares' total return consists of a voluntary reimbursement by the Manager of a realized investment loss
	incurred on a trading error. Excluding this item, total return would have been 30.69%.
(F)	Not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
		Class A
		For the		For the	For the	For the		For the
		Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
		June 30, 2012		June 30, 2011	June 30, 2010	June 30, 2009		June 30, 2008	(A)

Net asset value, beginning of period		$ 7.11		$ 6.95	$ 6.25	$ 7.74		$ 8.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.52	(B)	0.51	0.58	0.72		0.02	(B)
Net realized and unrealized gain (loss) on investments		(0.29)		0.56	0.81	(1.49)	(C)	(0.26)
Total from investment operations		0.23		1.07	1.39	(0.77)		(0.24)

LESS DISTRIBUTIONS:
From net investment income		(0.53)		(0.52)	(0.58)	(0.72)		(0.02)
From net realized gains on investments		(0.33)		(0.39)	(0.11)	-		-
Total distributions		(0.86)		(0.91)	(0.69)	(0.72)		(0.02)

Net asset value, end of period		$ 6.48		$ 7.11	$ 6.95	$ 6.25		$ 7.74

Total return (D)		4.02%		15.84%	23.84%	(8.42)%		(2.98)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 100,536		$ 99,854	$ 50,837	$ 24,966		$ 9,049
Ratios to average net assets
Expenses, before waiver and reimbursement		1.46%		1.48%	1.59%	1.80%		3.43%	(F)
Expenses, net waiver and reimbursement		1.45%		1.45%	1.45%	1.45%		1.45%	(F)
Net investment income, before waiver and reimbursement		7.87%		7.06%	8.82%	13.51%		2.36%	(F)
Net investment income, net waiver and reimbursement		7.88%		7.09%	8.96%	13.86%		4.35%	(F)
Portfolio turnover rate		33%		58%	58%	24%		0.07%	(E)

		Class C
		For the		For the	For the	For the		For the
		Year Ended		Year Ended	Year Ended	Year Ended		Period Ended
		June 30, 2012		June 30, 2011	June 30, 2010	June 30, 2009		June 30, 2008	(A)

Net asset value, beginning of period		$ 7.11		$ 6.96	$ 6.25	$ 7.75		$ 8.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.47	(B)	0.46	0.58	0.69		0.02	(B)
Net realized and unrealized gain (loss) on investments		(0.28)		0.55	0.82	(1.51)	(C)	(0.25)
Total from investment operations		0.19		1.01	1.40	(0.82)		(0.23)

LESS DISTRIBUTIONS:
From net investment income		(0.49)		(0.47)	(0.58)	(0.68)		(0.02)
From net realized gains on investments		(0.33)		(0.39)	(0.11)	-		-
Total distributions		(0.82)		(0.86)	(0.69)	(0.68)		(0.02)

Net asset value, end of period		$ 6.48		$ 7.11	$ 6.96	$ 6.25		$ 7.75

Total return (D)		3.27%		14.82%	23.10%	(9.19)%		(2.93)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 32,888		$ 25,522	$ 14,811	$ 7,932		$ 2,044
Ratios to average net assets
Expenses, before waiver and reimbursement		2.21%		2.23%	2.34%	2.55%		4.18%	(F)
Expenses, net waiver and reimbursement		2.20%		2.20%	2.20%	2.20%		2.20%	(F)
Net investment income, before waiver and reimbursement		7.12%		6.31%	8.14%	12.60%		0.93%	(F)
Net investment income, net waiver and reimbursement		7.13%		6.34%	8.28%	12.95%		2.92%	(F)
Portfolio turnover rate		33%		58%	58%	24%		0.07%	(E)

(A)	The Catalyst/SMH High Income Fund Class A and C shares commenced operations on May 21, 2008.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2010, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.
(E)	Not Annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

		Class A (A)
		For the		For the		For the	For the	For the
		Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
		June 30, 2012		June 30, 2011		June 30, 2010	June 30, 2009	June 30, 2008

Net asset value, beginning of period		$ 6.59		$ 5.90		$ 5.18	$ 7.18	$ 8.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.36	(B)	0.31		0.39	0.50	0.05	(B)
Net realized and unrealized gain (loss) on investments		(0.75)		0.78	(C)	0.79	(1.96)	(0.82)
Total from investment operations		(0.39)		1.09		1.18	(1.46)	(0.77)

LESS DISTRIBUTIONS:
From net investment income		(0.38)		(0.32)		(0.39)	(0.52)	(0.05)
From net realized gains on investments		(0.23)		(0.08)		(0.07)	(0.02)	-
Total distributions		(0.61)		(0.40)		(0.46)	(0.54)	(0.05)

Net asset value, end of period		$ 5.59		$ 6.59		$ 5.90	$ 5.18	$ 7.18

Total return (D)		(5.63)%		18.56%		23.23%	(19.49)%	(9.57)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 33,969		$ 53,720		$ 6,365	$ 1,198	$ 519
Ratios to average net assets
Expenses, before waiver and reimbursement		1.55%		1.56%		2.31%	3.14%	5.04%	(F)
Expenses, net waiver and reimbursement		1.55%		1.55%		1.55%	1.55%	1.55%	(F)
Net investment income, before waiver and reimbursement		6.17%		4.98%		5.52%	9.22%	4.17%	(F)
Net investment income, net waiver and reimbursement		6.17%		4.99%		6.28%	10.81%	7.66%	(F)
Portfolio turnover rate		39%		60%		46%	8%	0.00%	(E)

		Class C (A)
		For the		For the		For the	For the	For the
		Year Ended		Year Ended		Year Ended	Year Ended	Period Ended
		June 30, 2012		June 30, 2011		June 30, 2010	June 30, 2009	June 30, 2008

Net asset value, beginning of period		$ 6.58		$ 5.90		$ 5.18	$ 7.18	$ 8.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.32	(B)	0.27		0.35	0.48	0.05	(B)
Net realized and unrealized gain (loss) on investments		(0.74)		0.76	(C)	0.79	(1.98)	(0.82)
Total from investment operations		(0.42)		1.03		1.14	(1.50)	(0.77)

LESS DISTRIBUTIONS:
From net investment income		(0.34)		(0.27)		(0.35)	(0.48)	(0.05)
From net realized gains on investments		(0.23)		(0.08)		(0.07)	(0.02)	-
Total distributions		(0.57)		(0.35)		(0.42)	(0.50)	(0.05)

Net asset value, end of period		$ 5.59		$ 6.58		$ 5.90	$ 5.18	$ 7.18

Total return (D)		(6.18)%		17.53%		22.32%	(20.09)%	(9.66)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 26,567		$ 32,753		$ 8,702	$ 3,301	$ 3,108
Ratios to average net assets
Expenses, before waiver and reimbursement		2.30%		2.31%		3.06%	3.89%	5.79%	(F)
Expenses, net waiver and reimbursement		2.30%		2.30%		2.30%	2.30%	2.30%	(F)
Net investment income, before waiver and reimbursement		5.50%		4.23%		5.13%	8.16%	2.47%	(F)
Net investment income, net waiver and reimbursement		5.50%		4.24%		5.89%	9.75%	5.96%	(F)
Portfolio turnover rate		39%		60%		46%	8%	0%	(E)

(A)	The Catalyst/SMH Total Return Income Fund Class A and C shares commenced operations on May 21, 2008.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.
(E)	Not Annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Groesbeck Growth of Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

		Class A
		For the		For the		For the
		Year Ended		Year Ended		Period Ended
		June 30, 2012		June 30, 2011		June 30, 2010 (A)

Net asset value, beginning of period		$ 11.60		$ 9.21		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.09	(B)	0.12		0.04
Net realized and unrealized gain (loss) on investments		0.27		2.38		(0.79)
Total from investment operations		0.36		2.50		(0.75)

LESS DISTRIBUTIONS:
From net investment income		(0.08)		(0.11)		(0.04)
From net realized gains on investments		(0.11)		-	(C)	-
Total distributions		(0.19)		(0.11)		(0.04)

Net asset value, end of period		$ 11.77		$ 11.60		$ 9.21

Total return (D)		3.26%		27.35%		(7.47)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 10,644		$ 7,649		$ 4,126
Ratios to average net assets
Expenses, before waiver and reimbursement		1.98%		2.31%		3.81%	(F)
Expenses, net waiver and reimbursement		1.55%		1.55%		1.55%	(F)
Net investment income (loss), before waiver and reimbursement		0.33%		0.37%		(0.90)%	(F)
Net investment income, net waiver and reimbursement		0.76%		1.13%		1.36%	(F)
Portfolio turnover rate		26%		25%		11%	(E)

		Class C						Class I (A)
		For the		For the		For the		For the		For the
		Year Ended		Year Ended		Period Ended		Year Ended		Period Ended
		June 30, 2012		June 30, 2011		June 30, 2010 (A)		June 30, 2012		June 30, 2011

Net asset value, beginning of period		$ 11.51		$ 9.15		$ 10.00		$ 11.60		$ 10.29

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)		(0.01)	(B)	0.04		0.04		0.12	(B)	0.09
Net realized and unrealized gain (loss) on investments		0.29		2.37		(0.85)		0.27		1.33
Total from investment operations		0.28		2.41		(0.81)		0.39		1.42

LESS DISTRIBUTIONS:
From net investment income		(0.03)		(0.05)		(0.04)		(0.11)		(0.11)
From net realized gains on investments		(0.11)		-	(C)	-		(0.11)		-	(C)
Total distributions		(0.14)		(0.05)		(0.04)		(0.22)		(0.11)

Net asset value, end of period		$ 11.65		$ 11.51		$ 9.15		$ 11.77		$ 11.60

Total return (D)		2.53%		26.42%		(8.11)%	(E)	3.51%		13.94%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 484		$ 87		$ 6		$ 2,179		$ 1,237
Ratios to average net assets
Expenses, before waiver and reimbursement		2.73%		3.06%		4.56%	(F)	1.73%		2.06%	(F)
Expenses, net waiver and reimbursement		2.30%		2.30%		2.30%	(F)	1.30%		1.30%	(F)
Net investment income (loss), before waiver and reimbursement		(0.49)%		(0.38)%		(2.07)%	(F)	0.61%		0.62%	(F)
Net investment income (loss), net waiver and reimbursement		(0.06)%		0.38%		0.19%	(F)	1.04%		1.38%	(F)
Portfolio turnover rate		26%		25%		11%	(E)	26%		25%	(E)

(A)	The Catalyst/Groesbeck Growth of Income Fund Class I commenced operations on November 24, 2010.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized capital gains distributed were less than $0.01 per share.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.
(E)	Not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Strategic Value Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

		Class A (A)				Class C (A)
		For the		For the		For the		For the
		Year Ended		Period Ended		Year Ended		Period Ended
		June 30, 2012		June 30, 2011		June 30, 2012		June 30, 2011

Net asset value, beginning of period		$ 11.49		$ 10.00		$ 11.50		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)		0.06	(B)	0.01		(0.01)	(B)	(0.02)
Net realized and unrealized gain (loss) on investments		(0.88)		1.50		(0.89)		1.53
Total from investment operations		(0.82)		1.51		(0.90)		1.51

LESS DISTRIBUTIONS:
From net investment income		(0.01)		(0.02)		-		(0.01)
From net realized gains on investments		(0.98)		-		(0.98)		-
Total distributions		(0.99)		(0.02)		(0.98)		(0.01)

Net asset value, end of period		$ 9.68		$ 11.49		$ 9.62		$ 11.50

Total return (C)		(7.32)%		15.07%	(D)	(8.01)%		15.07%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 3,396		$ 4,821		$ 255		$ 198
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement		3.59%		4.30%	(E)	4.65%		5.05%	(E)
Expenses, net waiver and reimbursement		1.83%		1.56%	(E)	2.63%		2.31%	(E)
Ratios to average net assets (net of dividend and interest expense)
Expenses, before waiver and reimbursement		3.31%		4.29%	(E)	4.06%		5.04%	(E)
Expenses, net waiver and reimbursement		1.55%		1.55%	(E)	2.30%		2.30%	(E)
Net investment loss, before waiver and reimbursement		(0.89)%		(2.74)%	(E)	(1.64)%		(3.49)%	(E)
Net investment income (loss), net waiver and reimbursement		0.87%		0.00%	(E,F)	0.12%		(0.75)%	(E)
Portfolio turnover rate		196%		46%	(D)	196%		46%	(D)

(A)	The Catalyst Strategic Value Fund Class A and C shares commenced operations on October 28, 2010.
(B)					Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)					Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.
(D)	Not Annualized.
(E)	Annualized.
(F)	Ratio of net investment loss is less than (0.01)%.

CATALYST FUNDS
Catalyst Large Cap Value Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
		Class A (A)	Class C (A)

		For the	For the
		Period Ended	Period Ended
		June 30, 2012	June 30, 2012

Net asset value, beginning of period		$ 10.00	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (B)		0.06	(0.06)
Net realized and unrealized gain on investments		0.43	0.72
Total from investment operations		0.49	0.66

LESS DISTRIBUTIONS:
From net investment income		(0.07)	(0.03)
Total distributions		(0.07)	(0.03)

Net asset value, end of period		$ 10.42	$ 10.63

Total return (C)(D)		4.91%	6.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 422	$ 6
Ratios to average net assets
Expenses, before waiver and reimbursement (E)		16.13%	16.88%	(E)
Expenses, net waiver and reimbursement (E)		1.20%	1.95%
Net investment loss, before waiver and reimbursement(E)		(14.27)%	(15.02)%
Net investment income (loss), net waiver and reimbursement (E)		0.66%	(0.09)%
Portfolio turnover rate (D)		73%	73%

(A)	The Catalyst Large Cap Value Fund commenced operations on July 29, 2011.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and
	does not reflect the impact of sales charges.
(D)	Not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Capital Appreciation Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
		Class A (A)		Class C (A)

		For the		For the
		Period Ended		Period Ended
		June 30, 2012		June 30, 2012

Net asset value, beginning of period		$ 10.00		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.14	(B)	0.09	(B)
Net realized and unrealized loss on investments		(0.11)	(G)	(0.14)	(G)
Total from investment operations		0.03		(0.05)

LESS DISTRIBUTIONS:
From net investment income		(0.01)		-	(F)
Total distributions		(0.01)		-

Net asset value, end of period		$ 10.02		$ 9.95

Total return (C,D)		0.26%		(0.47)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 4,469		$ 1,025
Ratios to average net assets
Expenses, before waiver and reimbursement (E)		3.54%		4.29%
Expenses, net waiver and reimbursement (E)		1.55%		2.30%
Net investment loss, before waiver and reimbursement(E)		(0.49)%		(1.24)%
Net investment income, net waiver and reimbursement (E)		1.50%		0.75%
Portfolio turnover rate (D)		25%		25%

(A)	Catalyst/MAP Global Capital Appreciation Fund Class A and C commenced operations on July 29, 2011.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and
	does not reflect the impact of sales charges.
(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income distributed was less than $0.01 per share.
(G)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights
	tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and
	unrealized gain in the Statement of Operations for the period ending June 30, 2012, primarily due to the timing of sales and repurchases of the Fund's shares
	in relation to fluctuating market values for the Fund's portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

		Class A (A)	Class C (A)
		For the	For the
		Period Ended	Period Ended
		June 30, 2012	June 30, 2012

Net asset value, beginning of period		$ 10.00	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (B)		0.15	0.11
Net realized and unrealized gain on investments		0.03	-	(F)
Total from investment operations		0.18	0.11

LESS DISTRIBUTIONS:
From net investment income		(0.04)	(0.02)
Total distributions		(0.04)	(0.02)

Net asset value, end of period		$ 10.14	$ 10.09

Total return (C,D)		1.83%	1.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 4,925	$ 1,786
Ratios to average net assets
Expenses, before waiver and reimbursement (E)		2.81%	3.56%
Expenses, net waiver and reimbursement (E)		1.55%	2.30%
Net investment income (loss), before waiver and reimbursement (E)		0.32%	(0.43)%
Net investment income, net waiver and reimbursement (E)		1.58%	0.83%
Portfolio turnover rate (D)		39%	39%

(A)	Catalyst/MAP Global Total Return Income Fund Class A and C commenced operations on July 29, 2011.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and
	does not reflect the impact of sales charges.
(D)	Not annualized.
(E)	Annualized.
(F)	Represents an amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/CP Core Equity Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

		Class A (A)		Class C (A)
		For the		For the
		Period Ended		Period Ended
		June 30, 2012		June 30, 2012

Net asset value, beginning of period		$ 10.00		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss (B)		-	(F)	(0.04)
Net realized and unrealized gain on investments		0.68		0.68
Total from investment operations		0.68		0.64

Net asset value, end of period		$ 10.68		$ 10.64

Total return (C,D)		6.80%		6.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 20,530		$ 27
Ratios to average net assets
Expenses, before waiver and reimbursement (E)		1.81%		2.56%
Expenses, net waiver and reimbursement (E)		1.35%		2.10%
Net investment loss, before waiver and reimbursement (E)		(0.39)%		(1.18)%
Net investment income (loss), net waiver and reimbursement (E)		0.07%		(0.72)%
Portfolio turnover rate (D)		74%		74%

(A)	The Catalyst/CP Core Equity Fund Class A and Class C shares commenced operations on December 22, 2011.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and
	does not reflect the impact of sales charges.
(D)	Not annualized.
(E)	Annualized.
(F)	Represents an amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Long/Short Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

		Class A (A)	Class C (A)
		For the	For the
		Period Ended	Period Ended
		June 30, 2012	June 30, 2012

Net asset value, beginning of period		$ 10.00	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss (B)		(0.03)	(0.04)
Net realized and unrealized gain on investments		0.18	0.17
Total from investment operations		0.15	0.13

Net asset value, end of period		$ 10.15	$ 10.13

Total return (C,D)		1.50%	1.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 1,026	$ 22
Ratios to average net assets (including dividend and interest expense)
Expenses, before wavier and reimbursement (E)		21.96%	22.71%
Expenses, net waiver and reimbursement (E)		2.97%	3.72%
Ratios to average net assets (net of dividend and interest expense)
Expenses, before waiver and reimbursement (E)		20.24%	20.99%
Expenses, net waiver and reimbursement (E)		1.25%	2.00%
Net investment loss, before waiver and reimbursement (E)		(19.00)%	(19.75)%
Net investment loss, net waiver and reimbursement (E)		(0.01)%	(0.76)%
Portfolio turnover rate (D)		0%	0%

(A)	The Catalyst Insider Long/Short Fund Class A and Class C shares commenced operations on April 30, 2012.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect impact of sales charges.
(D)	Not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2012

ANNUAL REPORT

(1)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of twenty five series. These financial statements include the following ten series: Catalyst Value Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst Strategic Value Fund, Catalyst Large Cap Value Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst/CP Core Equity Fund and Catalyst Insider Long/Short Fund (each a “Fund” and collectively, the “Funds”). The Funds are registered as non-diversified. The investment objectives of each Fund are set forth below. The Funds’ investment advisor is Catalyst Capital Advisers, LLC (the “Manager” or “CCA”).

Catalyst Value Fund (“Value Fund”) Class A and Class C became effective with the Securities and Exchange Commission (“SEC”) on July 14, 2006 and commenced operations on July 31, 2006. Value Fund Class I became effective with the SEC and commenced operations on March 27, 2009. The Fund’s investment objective is to achieve long-term capital appreciation.

Catalyst/SMH High Income Fund (“High Income Fund”) became effective with the SEC and commenced operations on May 21, 2008. The Fund’s investment objective is to provide a high level of current income. The High Income Fund’s investment sub-advisor is SMH Capital Advisors, Inc. (“SMH”).

Catalyst/SMH Total Return Income Fund (“Total Return Income Fund”) became effective with the SEC and commenced operations on May 21, 2008. The Fund’s investment objective is to provide total return, including current income and capital appreciation. The Total Return Income Fund’s investment sub-advisor is SMH.

Catalyst/Groesbeck Growth of Income Fund (“Growth of Income Fund”) became effective with the SEC and commenced operations on December 30, 2009. The Fund’s investment objective is to provide current income that increases over time. The Growth of Income Fund’s investment sub-advisor is Groesbeck Investment Management Corp. (“GIM”).

Catalyst Strategic Value Fund (“Strategic Value Fund”) Class A and Class C became effective with the SEC on September 21, 2010 and commenced operations on October 28, 2010. The Fund’s investment objective is to achieve long-term capital appreciation.

Catalyst Large Cap Value Fund (“Large Cap Value Fund”) became effective with the SEC and commenced operations on July 29, 2011. The Fund’s investment objective is to achieve long-term capital appreciation.

Catalyst/MAP Global Capital Appreciation Fund (“Global Capital Appreciation Fund”) became effective with the SEC and commenced operations on July 29, 2011. The Fund’s investment objective is to achieve long-term capital appreciation. The Fund’s investment sub-advisor is Managed Asset Portfolios, LLC (“MAP”).

Catalyst/MAP Global Total Return Income Fund (“Global Total Return Income Fund”) became effective with the SEC and commenced operations on July 29, 2011. The Fund seeks to provide total return, which consists of current income and capital appreciation. The Fund’s investment sub-advisor is MAP.

Catalyst/CP Core Equity Fund (“Core Equity Fund”) became effective with the SEC and commenced operations on December 22, 2011. The Fund's goal is to achieve long-term capital appreciation. The Core Equity Fund’s investment sub-advisor is Cookson Peirce Investment Management (“CP”).

Catalyst Insider Long/Short Fund (“Insider Long/Short Fund”) became effective with the SEC and commenced operations on April 30, 2012. The Fund’s goal is to achieve long-term capital appreciation with low volatility and low correlation to the equity market.

The Strategic Value Fund, High Income Fund, Total Return Income Fund, Large Cap Value Fund, Global Capital Appreciation Fund, Global Total Return Income Fund, Core Equity Fund and Insider Long/Short Fund each offer two classes of shares, Class A and Class C. The Value Fund and Growth of Income Fund offer three classes of shares, Class A, Class C and Class I. Each class differs as to sales and redemption charges and ongoing fees.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

ANNUAL REPORT

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on, when no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

ANNUAL REPORT

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2012 for each Fund’s assets and liabilities measured at fair value:

Assets

Security Classification (a)(b)(c)	Value Fund	High Income Fund	Total Return Income Fund	Growth of Income Fund	Strategic Value Fund
Level 1
Common Stock	$50,743,900	$ -	$ 23,956,249	$ 12,328,758	$ 4,253,062
Preferred Stock	-	-	-	-	-
Warrants	3,396,792	-	-	-	-
Total Level 1	$54,140,692	$ -	$ 23,956,249	$ 12,328,758	$ 4,253,062

Level 2
Convertible Corp. Bonds	$ -	$ 14,174,770	$ 3,730,275	$ -	$ -
Corporate Bonds	-	115,730,499	31,973,697	-	-
Put Options	-	-	-	-	274,550
Warrants	1,080,454	-	-	-	-
Short-Term Investments	5,924,617	1,818,645	430,857	615,803	1,009,531
Total Level 2	$ 7,005,071	$ 131,723,914	$ 36,134,829	$ 615,803	$ 1,284,081

Total Assets	$ 61,145,763	$ 131,723,914	$ 60,091,078	$ 12,944,561	$ 5,537,143

Assets

Security Classification(a)(b)	Large Cap Value Fund	Global Capital Appreciation Fund	Global Total Return Income Fund	Core Equity Fund	Insider Long/ Short Fund
Level 1
Common Stock	$ 408,650	$ 5,007,080	$ 3,622,445	$ 20,446,961	$ 971,510
Exchange Traded Funds	-	96,885	133,120	-	-
Total Level 1	$ 408,650	$ 5,103,965	$ 3,755,565	$ 20,446,961	$ 971,510

Level 2
Corporate Bonds	$ -	$ -	$ 2,594,941	$ -	$ -
Short-Term Investments	29,642	672,508	571,412	114,935	201,144
Total Level 2	$ 29,642	$ 672,508	$ 3,166,353	$ 114,935	$ 201,144

Total Assets	$ 438,292	$ 5,776,473	$ 6,921,918	$ 20,561,896	$ 1,172,654

(a) For a detailed break-out by major industry classification of all securities held by the Funds, please refer to the Schedules of Investments.

(b) As of and during the year ended June 30, 2012, except for High Income Fund and Total Return Income Fund, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is shown for the High Income Fund and Total Return Income Fund.

(c) There were no significant transfers into or out of Level 1 and Level 2 during the year except as noted in the following table for the Value Fund. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The following is a reconciliation of assets for which Level 2 inputs were used in determining value for the Value Fund:

Warrants

Beginning balance June 30, 2011	$ -
Total realized gain/(loss)	-
Change in unrealized depreciation	(7,025,224)
Cost of purchases	-
Proceeds from sales	-
Net transfers in/(out) of Level 2	8,105,678
Ending balance June 30, 2012	$ 1,080,454

The following is a reconciliation of assets for which Level 3 inputs were used in determining value:

	High Income Fund	Total Return Income Fund
Common Stock
Beginning balance June 30, 2011	$ -	$ -
Total realized gain/(loss)	-	-
Change in unrealized depreciation	-	-
Cost of purchases	-	-
Proceeds from sales	-	-
Net transfers in/(out) of Level 3	-	-
Ending balance June 30, 2012	$ -	$ -

The total change in unrealized depreciation included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2012 was $0 and $0 for High Income Fund and Total Return Income Fund, respectively.

Liabilities

Security Classification(b)	Value Fund	High Income Fund	Total Return Income Fund	Growth of Income Fund	Strategic Value Fund
Level 1

Common Stock Sold Short(a)	$ -	$ -	$ -	$ -	$ (303,729)
Total Level 1	$ -	$ -	$ -	$ -	$ (303,729)
Level 2(c)

Call Options Written	$ -	$ -	$ (54,479)	$ -	$ (272,414)
Total Level 2	$ -	$ -	$ (54,479)	$ -	$ (272,414)

Total Liabilities	$ -	$ -	$ (54,479)	$ -	$ (576,143)

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

ANNUAL REPORT

Liabilities Security Classification(b)	Large Cap Value Fund	Global Capital Appreciation Fund	Global Total Return Income Fund	Core Equity Fund	Insider Long/Short Fund
Level 1

Common Stock Sold Short(a)	$ -	$ -	$ -	$ -	$ (275,999)
Total Level 1	$ -	$ -	$ -	$ -	$ (275,999)
Level 2(c)

Call Options Written	$ -	$ (73,223)	$ (67,867)	$ -	$ -
Total Level 2	$ -	$ (73,223)	$ (67,867)	$ -	$ -

Total Liabilities	$ -	$ (73,223)	$ (67,867)	$ -	$ (275,999)

(a) For a detailed break-out by major industry classification of all securities held short by the Funds, please refer to the Schedules of Investments.

(b) As of and during the year ended June 30, 2012, the Funds had no liabilities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of liabilities in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(c) There were no significant transfers into or out of Level 1 and Level 2 during the year or period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

b)

    Accounting for Options - The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk.  When the Funds write a call option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio.  If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. For the year or period ended June 30, 2012, the Total Return Income Fund, Strategic Value Fund, Large Cap Value Fund, Global Capital Appreciation Fund, Global Total Return Income Fund and Insider Long/Short Fund were permitted to invest in options.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

ANNUAL REPORT

All put options purchased and call options written by the Funds are on equity securities including exchange traded funds. The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2012, were as follows:

Fund	Derivatives not accounted for as hedginginstruments under GAAP	Location of derivatives on Statements of Assets and Liabilities	Fair value of asset/liability derivatives

Total Return Income Fund	Call options written	Call options written	$ (54,479)
	Totals		$ (54,479)

Strategic Value Fund	Put options purchased	Investments in securities, at value	$ 274,550

	Call options written	Call options written	(272,414)
	Totals		$ 2,136

Global Capital Appreciation Fund	Call options written	Call options written	$ (73,223)
	Totals		$ (73,223)

Global Total Return Income Fund	Call options written	Call options written	$ (67,867)
	Totals		$ (67,867)

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

ANNUAL REPORT

All put options purchased and call options written by the Funds are on equity securities including exchange traded funds. The effect of derivative instruments on the Statements of Operations for the year or period ended June 30, 2012, were as follows:

	Derivatives not accounted for as hedging	Location of gain (loss) on	Realized and unrealized gain (loss) on
Fund	instruments under GAAP	derivatives recognized in income	derivatives recognized in income

Total Return Income Fund	Call options written	Net realized gain on options written	$495,540
	Call options written	Net change in unrealized depreciation on options written	(279,630)
	Totals		$215,910
Strategic Value Fund	Call options written	Net realized gain on options written	$433,132
	Call options written	Net change in unrealized appreciation on options written	101,861
	Put options purchased	Net realized loss on options purchased	(46,666)
		Net change in unrealized
	Put options purchased	appreciation on options purchased	82,671
	Totals		$570,998

Global Capital Appreciation Fund	Call options written	Net realized gain on options written	$21,618
	Call options written	Net change in unrealized appreciation on options written	25,266
	Totals		$46,884

Global Total Return Income Fund	Call options written	Net realized gain on options written	$39,295
	Call options written	Net change in unrealized appreciation on options written	48,970
	Totals		$88,265

c)

Federal Income Tax - The Value Fund, High Income Fund, Total Return Income Fund, Growth of Income Fund and Strategic Value Fund have qualified and intend to continue to qualify and the Large Cap Value Fund, Global Capital Appreciation Fund, Global Total Return Income Fund, Core Equity Fund and Insider Long/Short Fund intend to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2012, the Funds’ did not have a liability for any unrecognized tax expense. The Funds’ recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2012, the Funds’ did not incur any interest or penalties. As required, management has analyzed the Funds tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended June 30, 2009, June 30, 2010, June 30, 2011 and June 30, 2012 for the Funds) and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

d)

Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

e)

Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

f)

Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g)

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)

Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i)

Redemption Fees and Sales Charges (loads) - A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Value Fund, Total Return Income Fund, Growth of Income Fund, Strategic Value Fund, Large Cap Value Fund, Global Capital Appreciation Fund, Global Total Return Income Fund, Core Equity Fund and Insider Long/Short Fund. A maximum sales charge of 4.75% is imposed on Class A shares of the High Income Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class C shares in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2012, there were CDSC fees of $14,146, $4,141, $17,253, $1, $101, $76 and $49 paid by shareholders of the Value Fund, High Income Fund, Total Return Income Fund, Growth of Income Fund, Strategic Value Fund, Global Capital Appreciation Fund and Global Total Return Income Fund respectively, to the Manager.  There were no CDSC fees paid by the shareholders of Large Cap Value Fund, Core Equity Fund and Insider Long/Short Fund.

j)

Security Loans - The Value Fund and Strategic Value Fund have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender's agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. At June 30, 2012, the Strategic Value Fund was below 102%.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

ANNUAL REPORT

(2)

INVESTMENT TRANSACTIONS

For the year or period ended June 30, 2012, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Value Fund	$ 46,758,733	$ 77,073,195
High Income Fund	53,435,281	39,916,784
Total Return Income Fund	25,486,966	41,157,777
Growth of Income Fund	6,028,663	2,547,474
Strategic Value Fund	9,229,575	9,316,683
Large Cap Value Fund (1)	673,253	287,612
Global Capital Appreciation Fund (1)	5,948,849	730,767
Global Total Return Income Fund (1)	7,945,144	1,518,115
Core Equity Fund (2)	33,670,826	14,512,239
Insider Long/Short Fund (3)	946,711	-

(1) For the period July 29, 2011 through June 30, 2012.
(2) For the period December 22, 2011 through June 30, 2012.
(3) For the period April 30, 2012 through June 30, 2012.

There were no governments securities purchased or sold during the year or period.

(3)

OPTIONS WRITTEN

A summary of option contracts written by the Total Return Income Fund during the year ended June 30, 2012 were as follows:

	Call Options
	Number of Options*	Option Premiums
Options outstanding at beginning of year	5,747	$ 706,198
Options written	8,822	624,392
Options covered	(475)	(186,773)
Options exercised	(409)	(197,743)
Options expired	(12,226)	(881,981)
Options outstanding end of year	1,459	$ 64,093

A summary of option contracts written by the Strategic Value Fund during the year ended June 30, 2012 were as follows:

	Call Options
	Number of Options*	Option Premiums
Options outstanding at beginning of year	1,834	$ 435,875
Options written	3,075	705,724
Options covered	(2,383)	(273,518)
Options exercised	(951)	(437,495)
Options expired	(930)	(193,175)
Options outstanding end of year	645	$ 237,411

* One option contract is equivalent to one hundred shares of common stock.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

ANNUAL REPORT

A summary of option contracts written by the Global Capital Appreciation Fund during the period since inception from July 29, 2011 through June 30, 2012 were as follows:

	Call Options
	Number of Options*	Option Premiums
Options outstanding at beginning of period	-	$ -
Options written	1,230	144,536
Options covered	(65)	(2,988)
Options exercised	(262)	(24,103)
Options expired	(193)	(18,956)

Options outstanding end of period	710	$ 98,489

A summary of option contracts written by the Global Total Return Income Fund during the period since inception from July 29, 2011 through June 30, 2012 were as follows:

	Call Options
	Number of Options*	Option Premiums
Options outstanding at beginning of period	-	$ -
Options written	1,963	194,319
Options covered	(116)	(11,361)
Options exercised	(366)	(37,442)
Options expired	(381)	(28,679)
	-	-
Options outstanding end of period	1,100	$ 116,837

* One option contract is equivalent to one hundred shares of common stock.

(4)

MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of the Management Agreements (the “Management Agreements”). Under the terms of the Management Agreements, the Manager manages the investment operations of the Funds in accordance with the Funds’ respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of the Funds’ portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee equal to 1.25% of average net assets of the Value Fund, Strategic Value Fund and Insider Long/Short Fund and 1.00% of each of the High Income Fund, Total Return Income Fund, Growth of Income Fund, Large Cap Value Fund, Global Capital Appreciation Fund, Global Total Return Income Fund and Core Equity Fund, such fees to be computed daily based upon daily average net assets of the Funds. For the year ended June 30, 2012, management fees of $968,963, $1,241,708, $667,748, $102,943 and $54,841 were incurred by the Value Fund, High Income Fund, Total Return Income Fund, Growth of Income Fund and Strategic Value Fund, respectively; and, for the period from July 29, 2011 to June 30, 2012, management fees of  $3,660, $27,089 and $35,006 were incurred by the Large Cap Value Fund, Global Capital Appreciation Fund and Global Total Return Income Fund, respectively; and, for the period from December 22, 2011 to June 30, 2012, management fees of $100,132 were incurred by the Core Equity Fund; and for the period April 30, 2012 to June 30, 2012, management fees of $994 were incurred by the Insider Long/Short Fund, before the waiver and reimbursement described below, with $46,947, $108,336, $48,367, $7,396, $1,008, and $11,109, remaining payable at June 30, 2012 for the Value Fund, High Income Fund, Total Return Income Fund, Growth of Income Fund, Global Total Return Income Fund and Core Equity Fund, respectively.  As of June 30, 2012, $2,380, $4,525, $1,651 and $7,630 was due from the Manager for the Strategic Value Fund, Large Cap Value Fund, Global Capital Appreciation Fund and Insider Long/Short Fund, respectively.

The Manager and the Funds have entered into Expense Limitation Agreements under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

ANNUAL REPORT

operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution plan; and extraordinary expenses) at 1.30% for Class A, Class C and Class I of the Value Fund's average daily net assets through October 31, 2012; at 1.30% for Class A and Class C of the Strategic Value Fund’s average daily net assets through October 31, 2012; at 1.20% for Class A and Class C of the High Income Fund’s average daily net assets through October 31, 2012; at 1.30% for Class A and Class C of the Total Return Income Fund’s average daily net assets through October 31, 2012; at 1.30% for Class A, Class C and Class I of the Growth of Income Fund’s average daily net assets through October 31, 2012; at 1.20%, voluntarily reduced to 0.75% on January 3, 2012, for Class A and Class C of the Large Cap Value Fund’s average daily net assets through October 31, 2012; at 1.30% for Class A and Class C of the Global Capital Appreciation Fund’s average daily net assets through October 31, 2012; at 1.30% for Class A and Class C of the Global Total Return Income Fund’s average daily net assets through October 31, 2012; at 1.10% for Class A and Class C of the Core Equity Fund’s average daily net assets through December 31, 2012; and at 1.50% voluntarily reduced to 1.00% for Class A and Class C of the Insider Long/Short Fund’s average daily net assets through October 31, 2013.  Each waiver or reimbursement by the Manager is subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year or period ended June 30, 2012, the Manager waived management fees and reimbursed expenses as follows:

	Management	Expenses
Fund	Fees Waived	Reimbursed
Value Fund	$ 196,735	$ -
High Income Fund	11,422	-
Growth of Income Fund	42,853	-
Strategic Value Fund	54,841	22,808
Large Cap Value Fund (1)	3,660	50,994
Global Capital Appreciation Fund (1)	27,089	28,926
Global Total Return Income Fund (1)	35,006	20,553
Core Equity Fund (2)	46,613	-
Insider Long/Short Fund (3)	994	14,051

(1) For the period July 29, 2011 through June 30, 2012.
(2) For the period December 22, 2011 through June 30, 2012.
(3) For the period April 30, 2012 through June 30, 2012.

As of June 30, 2012, the Manager may recapture a portion of the waived and/or reimbursed amounts no later than the dates as stated below:

	June 30,
Fund	2013	2014	2015
Value Fund	$ 128,381	$ 196,208	$ 196,735
High Income Fund	71,289	27,223	11,422
Total Return Income Fund*	61,864	3,640	-
Growth of Income Fund	31,536	45,792	42,853
Strategic Value Fund	-	52,013	77,649
Large Cap Value Fund	-	-	54,654
Global Capital Appreciation Fund	-	-	56,015
Global Total Return Income Fund	-	-	55,559
Core Equity Fund	-	-	46,613
Insider Long/Short Fund	-	-	15,045

* $1,653 was recaptured as of June 30, 2012.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and Catalyst Capital Advisors LLC, and is not paid any fees directly by the Trust for serving in such capacities.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

ANNUAL REPORT

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Manager will receive no salary or fees from the Trust.  Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per Fund in the Trust and $500 per special board meeting attended at the discretion of the Chairman.  The Chairman of the Trust’s Audit Committee receives an additional quarterly fee of $750. The fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Matrix 360 Administration, LLC (“Matrix”) served as the Funds’ administrator, fund accountant and transfer agent through April 27, 2012. Effective April 27, 2012, Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Matrix also acted as Distributor of the Funds’ shares. For the period ended April 27, 2012, Matrix received no commissions from the sale of Class A shares. Shares of the Funds are offered to the public on a continuous basis, but the Trust reserves the right to discontinue offering shares of the Funds at any time. There were no underwriter concessions paid to the former or current Distributors for the year or period ended June 30, 2012 by the Funds.

Matrix also acted as the broker of record on executions of purchases and sales of the Value Fund, Growth of Income Fund and Strategic Value Fund portfolio investments. For those services, Matrix received $37,860, $3,301 and $1,362 from the Value Fund, Growth of Income Fund and Strategic Value Fund, respectively, of brokerage commissions for the period ended April 27, 2012.

Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, excluding Class I shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse the Funds’ Distributor and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares.

For the year or period ended June 30, 2012, the 12b-1 expenses accrued by the Funds were as follows:

12b-1 Fees
Fund	Class A	Class C

Value Fund	$ 156,544	$ 130,964
High Income Fund	240,638	279,153
Total Return Income Fund	95,234	286,815
Growth of Income Fund	21,223	2,282
Strategic Value Fund	10,190	2,433
Large Cap Value Fund (1)	912	14
Global Capital Appreciation Fund (1)	5,716	4,226
Global Total Return Income Fund (1)	7,104	6,589
Core Equity Fund (2)	25,112	137
Insider Long/Short Fund (3)	196	10

(1) For the period July 29, 2011 through June 30, 2012.
(2) For the period December 22, 2011 through June 30, 2012.
(3) For the period April 30, 2012 through June 30, 2012.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

ANNUAL REPORT

(5)   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years or periods ended June 30, 2012 and June 30, 2011 were as follows:

	Fiscal Year Ended June 30, 2012			Fiscal Year Ended June 30, 2011
	Ordinary	Long-Term		Ordinary	Long-Term
	Income	Capital Gain	Total	Income	Capital Gain	Total
Value Fund	$ 1,805,545	$ 287,890	$ 2,093,435	$ -	$ 601,210	$ 601,210
High Income Fund	11,251,730	4,576,728	15,828,458	9,715,522	2,712,626	12,428,148
Total Return Income Fund	6,255,486	303,273	6,558,759	3,088,702	-	3,088,702
Growth of Income Fund	147,097	27,264	174,361	70,233	-	70,233
Strategic Value Fund	391,069	-	391,069	2,124	-	2,124
Large Cap Value Fund	2,851	-	2,851	-	-	-
Global Capital Appreciation Fund	1,563	-	1,563	-	-	-
Global Total Return Income Fund	16,503	-	16,503	-	-	-
Core Equity Fund	-	-	-	-	-	-
Insider Long/Short Fund	-	-	-	-	-	-

As of June 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Total
	Ordinary	Long-Term	Carry	& Late Year	Appreciation/	Accumulated
	Income	Gains	Forwards	Losses	(Depreciation)	Earnings/(Deficits)
Value Fund	$ 1,675,837	$ -	$ (5,037,461)	$ (11,546,586)	$ (14,915,623)	$ (29,823,833)
High Income Fund	262,105	-	-	(63,685)	(7,123,915)	(6,925,495)
Total Return Income Fund	-	-	-	(3,267,415)	(11,103,963)	(14,371,378)
Growth of Income Fund	504	43,009	-	(16,319)	1,049,319	1,076,513
Strategic Value Fund	-	-	-	(446,447)	(115,313)	(561,760)
Large Cap Value Fund	24,961	-	-	(443)	(1,952)	22,566
Global Capital Appreciation Fund	72,697	-	-	-	16,196	88,893
Global Total Return Income Fund	56,955	-	-	-	(4,929)	52,026
Core Equity Fund	7,393	-	(239,213)	-	1,527,590	1,295,770
Insider Long/Short Fund	-	-	-	(555)	26,434	25,879

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales; tax treatment of short-term capital gains; adjustments for real estate investment trusts, passive foreign investment companies, grantor trusts, partnerships and return of capital distributions.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

ANNUAL REPORT

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The following Funds incurred and elected to defer such late year losses as follows:

Late Year
Losses
Large Cap Value Fund	$ 443
Insider Long/Short Fund	555

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The following Funds incurred and elected to defer such capital losses as follows:

Capital
Losses
Value Fund	$ 11,546,586
High Income Fund	63,685
Total Return Income Fund	3,267,415
Growth of Income Fund	16,319
Strategic Value Fund	446,447

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  At June 30, 2012, the following Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Short-Term	Long-Term	Total	Expiration
Value Fund	$ 257,132	$ -	$ 257,132	June 30, 2017
	3,459,039	1,321,290	4,780,329	Non-Expiring
	3,716,171	1,321,290	5,037,461
Core Equity Fund	239,213	-	239,213	Non-Expiring

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency gains/ (losses) and swap transaction gains/ (losses), the reclassification of ordinary distributions and adjustments for real estate investment trusts, passive foreign investment companies, return of capital distributions and contingent convertible debt securities, resulted in reclassification for the year or period ended June 30, 2012 for the following Funds as follows:

			Accumulated Net Realized
	Paid in	Undistributed Net	Gain/(Loss) from Investment and
	Capital	Investment Income	Foreign Currency Transactions
Value Fund	$ 7	$ (66,288)	$ 66,281
High Income Fund	(96,445)	-	96,445
Total Return Income Fund	(34,001)	172,724	(138,723)
Growth of Income Fund	-	(8)	8
Strategic Value Fund	(7,936)	(22,056)	29,992
Global Capital Appreciation Fund	-	(884)	884
Global Total Return Income Fund	-	(847)	847
Insider Long/Short Fund	-	1,028	(1,028)

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012

ANNUAL REPORT

(6)

BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2012, the companies that held more than 25% of the voting securities of the Funds, and may be deemed to control each respective Fund, are as follows:

Ownership	Strategic Value Fund	Growth of Income Fund
	Class C	Class A	Class C	Class I
RBC Capital Markets LLC	-	-	-	41%
Reliance Trust Company	-	46%	-	-
Stifel Nicolaus & Co	32%	-	-	-
UBS Financial Services Inc.	-	-	28%	-

Ownership	Large Cap Value Fund		Insider Long/Short Fund
	Class A	Class C	Class A	Class C
Ameritrade Inc.	25%	-	-	-
Catalyst Capital Advisors LLC	25%	-	30%	-
Individual Investor	41%	84%	-	72%
LPL Financial Corp.	-	-	38%	-

Ownership	Core Equity Fund
	Class A	Class C
Charles Schwab & Co., Inc.	100%	-
Cookson, Peirce & Co., Inc.	-	100%

(7)

SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

(8)

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Mutual Fund Series Trust

and the Shareholders of the Catalyst Value Fund,

the Catalyst/SMH High Income Fund,

the Catalyst/SMH Total Return Income Fund,

the Catalyst/Groesbeck Growth of Income Fund,

the Catalyst Strategic Value Fund,

the Catalyst Large Cap Value Fund,

the Catalyst/MAP Global Capital Appreciation Fund,

the Catalyst/MAP Global Total Return Income Fund

the Catalyst/CP Core Equity Fund, and

the Catalyst Insider Long/Short Fund

We have audited the accompanying statements of assets and liabilities of the Catalyst Value Fund, the Catalyst/SMH High Income Fund, the Catalyst/SMH Total Return Income Fund, the Catalyst/Groesbeck Growth of Income Fund, the Catalyst Strategic Value Fund, the Catalyst Large Cap Value Fund, the Catalyst/MAP Global Capital Appreciation Fund, the Catalyst/MAP Global Total Return Income Fund, the Catalyst/CP Core Equity Fund, and the Catalyst Insider Long/Short Fund, each a series of shares of beneficial interest of the Mutual Fund Series Trust, including the schedules of investments, as of June 30, 2012, and the related statements of operations for the year or periods then ended, and the statements of changes in net assets and the financial highlights for each of the respective years or periods presented.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Catalyst Value Fund, the Catalyst/SMH High Income Fund, the Catalyst/SMH Total Return Income Fund, the Catalyst/Groesbeck Growth of Income Fund, the Catalyst Strategic Value Fund, the Catalyst Large Cap Value Fund, the Catalyst/MAP Global Capital Appreciation Fund, the Catalyst/MAP Global Total Return Income Fund, the Catalyst/CP Core Equity Fund, and the Catalyst Insider Long/Short Fund as of June 30, 2012, the results of their operations for the year or periods then ended, and the changes in their net assets and their financial highlights for the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

              BBD, LLP

Philadelphia, Pennsylvania

September 5,  2012

CATALYST FUNDS

ADDITIONAL INFORMATION (Unaudited)

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Board Deliberations Regarding Renewal of the Management Agreement with respect to the Value Fund, High Income Fund, Total Return Fund, Strategic Value Fund and Groesbeck Fund (Unaudited)

The Board of Trustees of Mutual Fund Series Trust (the “Trust”), including the Independent Trustees, unanimously renewed the Management Agreement between the Trust, on behalf of the Value Fund, High Income Fund, Total Return Fund, Strategic Value Fund and Groesbeck Fund (each a “Fund” and collectively, the “Funds”), and Catalyst Capital Advisors, LLC (“Catalyst” or the “Adviser”) at a meeting of the Board of Trustees held on May 16, 2012.

In connection with their deliberations, the Board reviewed materials prepared by Adviser with respect to the Funds.  The Trustees noted that Adviser is not affiliated with the transfer agent, underwriter, or custodian, and therefore does not derive any benefits from the relationships these parties have with the Funds.  The Trustees did note, however, that Adviser receives the benefit of 12b-1 fees and soft dollar payments. They then discussed the affiliation between MFund Services LLC (“MFund Services”) and Catalyst. The Trustees noted that MFund Services provides compliance, management and administrative services to the Catalyst Funds and other Funds of the Trust and receives fees for its compliance services but not for its administrative and management services from the Catalyst Funds.

Nature, Extent and Quality of Services - As to the nature, extent and quality of the services provided by Catalyst to the Catalyst Funds, the Trustees reviewed Catalyst’s Form ADV and its response to a series of questions regarding the services provided by Catalyst, as well as information on the corporate structure, officers, owners and compliance record of Catalyst.  The Trustees discussed the nature of the adviser’s operations, changes in personnel, and the experience of its fund management personnel. They discussed Catalyst’s supervisory activities with respect to the High Income Fund, Total Return Fund and the Groesbeck Fund.  The Board then reviewed financial information for Catalyst provided by the firm. The Trustees concluded that the adviser has provided a level of service consistent with the Board’s expectations.

Performance - As to the Funds’ performance, the Board referred to the report from Catalyst, which contained performance information as of April 30, 2012 of each of the Catalyst Funds, as well as comparative data with each Fund’s respective peer group.  He reviewed each Fund’s category ranking and performance relative to its benchmark and Morningstar category.

As to the Value Fund’s performance on a comparative basis, the Trustees reviewed the Fund’s performance for the one-year, three-year, five year and since inception periods ended April 30, 2012 and compared the performance of the S&P 500 and the Morningstar Small-Cap Blend category. Mr. Szilagyi noted the Fund’s underperformance for certain periods. He discussed the volatile market conditions for microcap funds and the Fund’s poor performance during 2011, but also noted that the Fund had performed well since inception. The Board concluded that it would continue to monitor the Fund’s performance and in light of the 2011 market conditions and favorable performance since inception, that the performance was acceptable.

With respect to the High Income Fund, the Trustees noted that the Fund’s year-to-date and three-year return ended April 30, 2012 exceeded those of the funds within the Morningstar High Yield Bond category but that the Fund’s 12-month return underperformed those of the category. He then noted the Fund’s trailing performance for the one-year, three-year and since inception periods relative to its benchmark.

With respect to the Total Return Fund, the Trustees discussed the Fund’s lagging returns relative to the S&P 500 Index for the one-year, three-year and since inception periods.  They then noted that the Fund had outperformed the Morningstar category average for three-year period and has received a five-star rating by Morningstar.  After discussion, the Board concluded that the High Income Fund and Total Return Fund’s performance was acceptable.

The Trustees then discussed the performance of the Groesbeck Fund.  They noted that the Fund outperformed the S&P 500 Index for the one-year period and the Morningstar Large Cap Blend category for the twelve month period ended April 30, 2012.   As a result, the Board concluded that the Fund’s performance was acceptable.

The Board reviewed the performance of the Strategic Value Fund, noting that the Fund had underperformed the S&P 500 Index for the one-year period and the Morningstar Long/Short Equity category for the twelve-month period ended April 30, 2012. The Board noted that the Fund had commenced operations in October 2010. After further discussion, the Board concluded that it would continue to monitor the Fund’s performance and that the performance was acceptable.

Fees and Expenses - As to comparative fees and expenses, the Trustees considered the management fee paid by each Catalyst Fund and compared that fee to the management fees paid by funds in a peer group.

The Trustees noted that the Value Fund’s management fee of 1.25% was above the average of its peer group, but in line with and lower than certain of the funds in the peer group.  The Trustees also noted that the Fund’s expense ratio was below the peer group’s average.

With respect to the Strategic Value Fund, the Board noted that the Fund’s management fee was higher than its peer group’s average. The Trustees also noted that the Fund’s expense ratios were higher than its peer group’s average but was comparable and lower than some of the peer group funds.

With respect to the Total Return Fund, the Board noted that the Fund’s management fee and expense ratio were higher than their respective peer group’s average; however, the Board also considered that the Fund’s strategy is unique and that most of the funds in its Morningstar category are traditional balanced funds (i.e., high-grade bonds and larger equities) which do not require the same expertise as high-yield bonds.

With respect to the High Income Fund, the Board noted that the Fund’s management fee and expense ratio were higher than its peer group’s averages, but in line with or lower than certain funds in the peer group.  Mr. Szilagyi reminded the Board that the High Income Fund actively manages only 30 bonds, whereas most advisers hold 200-300 bonds, creating essentially index funds that are not truly actively managed.  He further noted that the Fund’s sub-adviser conducts its own research and ratings analysis, which enables them to take a more concentrated investment approach because they know the issuers very well.  The Board noted that the sub-adviser’s significant expertise as a result of their research and active management of the Fund justifies the slightly higher expense to shareholders.

With respect to the Groesbeck Fund, the Board noted that the Fund’s management fee was higher than its peer group average, but in line with the median for the peer group and the expense ratio was also above the average.

The Trustees concluded that each Fund’s management fee was reasonable in light of the services the Fund receives from Catalyst, the size of the Funds, the adviser’s oversight of the sub-advisers (where applicable) and the level of fees paid by funds in the peer group.

Profitability - The Board considered the profits realized by the adviser in connection with the operation of each Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees concluded that because of each Fund’s current asset levels and the Fund’s expense limitation agreement, the adviser’s level of profitability from its relationship with each Fund was not excessive.

Economies of Scale - As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share its economies of scale with the Funds, and their respective shareholders if a Fund experiences a substantial growth in assets.  They also discussed the adviser’s profitability analysis in the context of economies of scale.  However, the Trustees recognized that no Catalyst Fund had yet reached asset levels where Catalyst could realize significant economies of scale and thus a discussion regarding economies of scale was not relevant at that time.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

Conclusion - Having requested and received such information from Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, determined that the renewal of the Management Agreement is in the best interests of the Funds and their shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the renewal of the Management Agreement.

Board Deliberations Regarding Renewal of the Sub-Advisory Agreement with respect to the Groesbeck Fund (Unaudited)

The Board of Trustees of Mutual Fund Series Trust (the “Trust”), including the Independent Trustees, unanimously renewed the Sub-Advisory Agreement between the Trust, on behalf of the Groesbeck Fund (the “Fund”), and Groesbeck Investment Management Corp. (“Groesbeck” or the “Sub-Adviser”) at a meeting of the Board of Trustees held on May 16, 2012.

In connection with their deliberations, the Board reviewed materials prepared by Sub-Adviser with respect to the Fund.  The Trustees noted that Sub-Adviser is not affiliated with the transfer agent, underwriter, or custodian, and therefore does not derive any benefits from the relationships these parties have with the Fund.  The Trustees did note, however, that Sub-Adviser receives the benefit of 12b-1 fees.

Nature, Extent and Quality of Services - As to the nature, extent and quality of the services provided by Groesbeck to the Groesbeck Fund, the Trustees reviewed Groesbeck’s Form ADV, which provided an overview of the services provided by Groesbeck, as well as information on the corporate structure, officers, owners and the compliance record of Groesbeck.  The Trustees discussed the nature of the adviser’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board then reviewed financial information for Groesbeck provided by the firm. The Trustees concluded that the adviser has provided a level of service consistent with the Board’s expectations.

Performance - As to the Groesbeck Fund’s relative performance, Mr. Szilagyi reminded the Board that, as discussed earlier in the meeting, the Fund outperformed the S&P 500 Index for the one-year period and the Morningstar Large Cap Blend category for the twelve month period ended April 30, 2012.  As a result, the Board concluded that the Fund’s performance was acceptable.

Fees and Expenses - As to comparative fees and expenses, the Trustees considered the management fees paid by Catalyst to Groesbeck and compared that fee to the management fees charged by Groesbeck to its other clients.  The information provided by Groesbeck reflected that the Funds contractual management fee of 50% of Catalyst’s net management fee appeared to be lower than what Groesbeck charges its other clients.  The Trustees concluded that the fees were reasonable.

Profitability - The Board considered the profits realized by the adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees concluded that because of the Fund’s current asset levels and the Fund’s expense limitation agreement, the adviser’s level of profitability from its relationship with the Fund was not excessive and economies of scale should be considered in the future if the Fund sees meaningful growth.

Economies of Scale - As to economies of scale, the Trustees noted that the Sub-Advisory Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share its economies of scale with the Funds, and their respective shareholders if a Fund experiences a substantial growth in assets.  They also discussed the adviser’s profitability analysis in the context of economies of scale.  However, the Trustees recognized that no Catalyst Fund had yet reached asset levels where Catalyst could realize significant economies of scale and thus a discussion regarding economies of scale was not relevant at that time.  Consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances.

Conclusion - Upon reconvening, as a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Sub-Advisory Agreement between the Trust and Groesbeck is in the best interests of the Fund and its shareholders.  Accordingly, the Board of Trustees, by separate vote of the Independent Trustees and the entire Board of Trustees, unanimously approved the renewal of the Sub-Advisory Agreement.

Approval of Interim and New Advisory and Sub-Advisory Agreements for Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Fund (Unaudited)

The Board of Trustees of Mutual Fund Series Trust (the “Trust”), including the Independent Trustees, unanimously approved Interim and New Advisory Agreements for Catalyst/SMH High Income Fund and Catalyst/SMH Total Return Fund (each a “Fund” and collectively the “Funds”), between the Trust and SMH Capital Advisors, Inc. (“SMH” or the “Adviser”), and Interim and New Sub-Advisory Agreements for the Funds between Catalyst Capital Advisers LLC ("Catalyst") and SMH at a meeting of the Board of Trustees held on May 16, 2012.

In connection with their deliberations, the Board reviewed materials prepared by Adviser with respect to the Fund.  The Trustees discussed the corporate organization of SMH and noted that SMH is not affiliated with the transfer agent, underwriter or custodian, and therefore will not derive any benefits from the relationships these parties have with the Trust.  SMH may benefit indirectly from the 12b-1 fees of the Funds to the extent that the fees are used successfully to grow the assets of the Funds.

As to the nature, extent and quality of the services provided by SMH to the Funds, the Trustees reviewed SMH’s responses to a series of questions regarding the services provided by SMH, as well as information on the corporate structure, officers, owners and compliance record of SMH.  The Trustees then discussed the nature of the SMH’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board then reviewed financial information for SMH provided by the firm. The Trustees concluded that the adviser has provided a level of service consistent with the Board’s expectations.

As to each Fund’s performance on a comparative basis, the Trustees reviewed each Fund’s performance for the 2011 period and compared the performance to that of a group of similarly managed funds and a benchmark index. The Board noted that the Funds had underperformed their respective peer group averages and benchmark index for the year. The Trustees acknowledged that 2011 was a challenging year in the markets and for the advisor. Following discussion, the Board concluded that each Fund’s performance was acceptable. The Board noted that no change to the investment personnel servicing the Funds was anticipated as a result of the Transaction.

The Board considered the profits realized by the adviser in connection with the operation of each Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds.  The Trustees concluded that the adviser’s level of profitability from its relationship with each Fund was not excessive.

As to comparative fees and expenses, the Trustees considered the management fee paid by the SMH Fund and compared that fee to the management fees paid by funds in a peer group.  The Board further noted that the advisor has contractually agreed to waive all fees and/or reimburse all ordinary expenses of the Fund so long as the Fund is used exclusively for “wrap account” programs and that SMH’s has agreed to continue such waiver of fees and expenses after the Transaction.   The Board then considered the sub-advisory fees paid to SMH for SMH High Income and SMH Total Return and noted that the sub-advisory fee was negotiated between Catalyst and SMH and is paid by Catalyst, not the Fund.  The Board noted that SMH receives 50% of each of the High Income Fund’s and Total Return Fund’s management fees.  Following discussion, the Trustees concluded that the management fee for the SMH Fund and sub-advisory fees for each of the other Funds were reasonable.

As to economies of scale, the Board considered whether there will be economies of scale with respect to the management of the Funds and whether there is the potential for realization of any further economies of scale.  After discussion, it was noted that because of each Fund’s size, economies of scale were unlikely to be realized in the near future and consequently, were not a relevant consideration at this time.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and SMH is in the best interests of the SMH Fund and its shareholders and continuation of the Sub-Advisory Agreement between Catalyst and SMH is in the best interests of the High Income Fund and Total Return Fund and each of their shareholders.

Board Deliberations Regarding Approval of the Management Agreement with respect to the Catalyst Insider Long/Short Fund (Unaudited)

The Board of Trustees of Mutual Fund Series Trust (the “Trust”), including the Independent Trustees, unanimously approved the Management Agreement between the Trust, on behalf of the Catalyst Insider Long/Short Fund (the “Fund”), and Catalyst Capital Advisors LLC (“Catalyst” or the “Adviser”) at a meeting of the Board of Trustees held on February 28, 2012.

In connection with their deliberations regarding approval of the Management Agreement, the Trustees reviewed a report prepared by Catalyst setting forth the adviser’s responses to a series of questions regarding, among other things, the adviser’s past investment performance, its proposed services to the Fund, comparative information regarding the Fund’s proposed fees and expenses, and the adviser’s anticipated profitability from managing the Fund.  The Trustees noted that Catalyst will receive the benefit of 12b-1 fees as a resource for distribution related expenses.

As to the business and the qualifications of the personnel of the firm, the Trustees examined a copy of the firm’s registration statement on Form ADV and discussed, in particular, the experience of its fund management personnel.  The Trustees also reviewed the draft Prospectus and Statement of Additional Information for the Fund.  The Trustees considered  Catalyst’s duties under the terms of the Management Agreement.  Following discussion, the Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided to the Fund under the Management Agreement.

Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund.  With respect to the Insider Long/Short Fund, the Board considered the performance of the other series of the Trust for which Catalyst serves as adviser.  Based upon their review, the Trustees concluded that Catalyst has the potential to deliver favorable returns.

As to the costs of the services to be provided and the profits to be realized by Catalyst, the Trustees reviewed the firm’s estimates of its profitability and financial information about the firm.  The Trustees also considered whether Catalyst had agreed to waive fees or reimburse expenses to the extent that the Fund’s total operating expenses exceed certain limits.  Based on their review, the Trustees concluded that they were satisfied that the firm’s expected level of profitability from its relationship with the Fund would not be excessive.

As to comparative fees and expenses, the Trustees considered the management fee to be paid by the Fund and compared that fee to management fees paid by funds in a relevant peer group.  The Trustees also compared the total expense ratio of the Fund with the expense ratios of the funds in the applicable peer group.  The Board noted that the Fund’s proposed management fee and expense ratio were at the higher end of the range of fees and expenses of funds in the Fund’s peer group, but in line with or lower than certain funds in the peer group.  Following the discussion, the Trustees concluded that the Fund’s proposed management fee was reasonable.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share the economies of scale with the Fund and its shareholders if the Fund experiences a substantial growth in assets.  The Trustees recognized that management agreements with competitor funds do not always contain breakpoints and consequently, the Trustees concluded that the absence of breakpoints was acceptable under the circumstances, including the expense caps.

As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that approval of the Management Agreement was in the best interests of the Fund the its shareholders.  As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and Catalyst is in the best interests of the Fund and its shareholders.

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CATALYST FUNDS

Trustees (Unaudited)

Management Information. Following are the Trustees and Officers of the Trust, their address and year of birth, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Manager, are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-866-447-4228.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 4020 South 147th Street, Suite 2 Omaha, NE 68137 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 2000. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	[25]	None
Tiberiu Weisz c/o Mutual Fund Series Trust 4020 South 147th Street, Suite 2 Omaha, NE 68137 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	[25]	None
Dr. Bert Pariser The MITCU Corp. 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991	[25]	None

Interested Trustee** and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street, Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Chief Executive Officer	Trustee since 7/2006; President and Chief Executive Officer since 4/2012

Managing Member, Catalyst Capital Advisors LLC, January 2006- present;

President, MFund Services LLC, 1/2012 to present;

President, Abbington Capital Group LLC, 1998- present; President,  Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 3/2010; SVP Business Development, Integrity Mutual Funds, Inc., 5/2003- 7/2006.

				[25]	None
Erik Naviloff 450 Wireless Blvd Hauppauge, New York 11788 Year of Birth: 1968	Treasurer and Principal Financial Officer and	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, New York 11788 Year of Birth: 1976	Secretary	Since 4/2012

Vice President of Gemini Fund Services, LLC (since 2011); Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

				N/A	N/A
Debra Brown CCO Compliance 32 Saddlebrook Lane Phoenixville, PA 19460 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present	N/A	N/A

* The term of office of each Trustee is indefinite.

** The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of an advisor that manages a series of the Trust.

CATALYST FUNDS

ANNUAL REPORT

Information About Your Funds’ Expenses (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/12) and held for the entire period through 06/30/12.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/12	Ratio For the Period	Value 06/30/12	During the Period (1)
Catalyst Value Fund

Actual Fund Return (in parentheses)
Class A (2.79%)	$ 1,000.00	1.55%	$ 1,027.90	$ 7.82
Class C (2.29%)	1,000.00	2.30%	1,022.90	11.57
Class I (2.86%)	1,000.00	1.30%	1,028.60	6.56

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.16	7.77
Class C	1,000.00	2.30%	1,013.43	11.51
Class I	1,000.00	1.30%	1,018.40	6.52

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/12	Ratio For the Period	Value 06/30/12	During the Period (1)
Catalyst/SMH High Income Fund

Actual Fund Return (in parentheses)
Class A (6.76%)	$ 1,000.00	1.45%	$ 1,067.60	$ 7.45
Class C (6.38%)	1,000.00	2.20%	1,063.80	11.29

Hypothetical 5% Return
Class A	1,000.00	1.45%	1,017.65	7.27
Class C	1,000.00	2.20%	1,013.92	11.02

CATALYST FUNDS

ANNUAL REPORT

Information About Your Funds’ Expenses (Unaudited) (Continued)

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/12	Ratio For the Period	Value 06/30/12	During the Period (1)
Catalyst/SMH Total Return Income Fund

Actual Fund Return (in parentheses)
Class A (5.18%)	$ 1,000.00	1.55%	$ 1,051.80	$ 7.91
Class C (4.79%)	1,000.00	2.30%	1,047.90	11.71

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.16	7.77
Class C	1,000.00	2.30%	1,013.43	11.51

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/12	Ratio For the Period	Value 06/30/12	During the Period (1)
Catalyst/Groesbeck Growth of Income Fund

Actual Fund Return (in parentheses)
Class A (4.05%)	$ 1,000.00	1.55%	$ 1,040.50	$ 7.86
Class C (3.65%)	1,000.00	2.30%	1,036.50	11.65
Class I (4.17%)	1,000.00	1.30%	1,041.70	6.60

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.16	7.77
Class C	1,000.00	2.30%	1,013.43	11.51
Class I	1,000.00	1.30%	1,018.40	6.52

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/12	Ratio For the Period	Value 06/30/12	During the Period (1)
Catalyst Strategic Value Fund

Actual Fund Return (in parentheses)
Class A (-2.52%)	$ 1,000.00	1.55%	$ 974.80	$ 7.61
Class C (-2.93%)	1,000.00	2.30%	970.70	11.27

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.16	7.77
Class C	1,000.00	2.30%	1,013.43	11.51

CATALYST FUNDS

ANNUAL REPORT

Information About Your Funds’ Expenses (Unaudited) (Continued)

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/12	Ratio For the Period	Value 06/30/12	During the Period (1)
Catalyst Large Cap Value Fund

Actual Fund Return (in parentheses)
Class A (5.47%)	$ 1,000.00	1.00%	$ 1,054.70	$ 5.11
Class C (7.60%)	1,000.00	1.75%	1,076.00	9.03

Hypothetical 5% Return
Class A	1,000.00	1.00%	1,019.89	5.02
Class C	1,000.00	1.75%	1,016.16	8.77

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/12	Ratio For the Period	Value 06/30/12	During the Period (1)
Catalyst/MAP Global Capital Appreciation Fund

Actual Fund Return (in parentheses)
Class A (4.48%)	$ 1,000.00	1.55%	$ 1,044.80	$ 7.88
Class C (4.08%)	1,000.00	2.30%	1,040.80	11.67

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.16	7.77
Class C	1,000.00	2.30%	1,013.43	11.51

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/12	Ratio For the Period	Value 06/30/12	During the Period (1)
Catalyst/MAP Global Total Return Income Fund

Actual Fund Return (in parentheses)
Class A (1.83%)	$ 1,000.00	1.55%	$ 1,018.30	$ 7.78
Class C (1.49%)	1,000.00	2.30%	1,014.90	11.52

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.16	7.77
Class C	1,000.00	2.30%	1,013.43	11.51

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/12	Ratio For the Period	Value 06/30/12	During the Period (1)
Catalyst/CP Core Equity Fund

Actual Fund Return (in parentheses)
Class A (7.01%)	$ 1,000.00	1.35%	$ 1,070.10	$ 6.95
Class C (6.61%)	1,000.00	2.10%	1,066.10	10.79

Hypothetical 5% Return
Class A	1,000.00	1.35%	1,018.15	6.77
Class C	1,000.00	2.10%	1,014.42	10.52

CATALYST FUNDS

ANNUAL REPORT

Information About Your Funds’ Expenses (Unaudited) (Continued)

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/12	Ratio For the Period	Value 06/30/12	During the Period
Catalyst Insider Long/Short Fund

Actual Fund Return (in parentheses)
Class A (1.50%)	$ 1,000.00	1.25%	$ 1,015.00	$ 2.13(2)
Class C (1.30%)	1,000.00	2.00%	1,013.00	3.36(2)

Hypothetical 5% Return
Class A	1,000.00	1.25%	1,018.65	6.27 (1)
Class C	1,000.00	2.00%	1,014.92	10.02 (1)

(1) Expenses are equal to the Funds’ annualized expense ratios of 1.55%, 2.30% and 1.30% for the Catalyst Value Fund Class A, Class C and Class I shares, respectively; 1.45% and 2.20% for the Catalyst/SMH High Income Fund Class A and Class C shares, respectively; 1.55% and 2.30% for the Catalyst/SMH Total Return Income Fund Class A and Class C shares, respectively, 1.55%, 2.30% and 1.30% for the Catalyst/Groesbeck Growth of Income Fund Class A, Class C and Class I shares, respectively, 1.55% and 2.30% for the Catalyst Strategic Value Fund Class A and Class C shares, respectively, 1.00% and 1.75% for the Catalyst Large Cap Value Fund Class A and Class C shares, respectively, 1.55% and 2.30% for the Catalyst/MAP Global Capital Appreciation Fund Class A and Class C shares, respectively, 1.55% and 2.30% for the Catalyst/MAP Global Total Return Income Fund Class A and Class C shares, respectively, 1.35% and 2.10% for the Catalyst/CP Core Equity Fund Class A and Class C shares, respectively, and 1.25% and 2.00% for the Catalyst Insider Long/Short Fund Class A and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

 (2) Expenses are equal to the Funds’ annualized expense ratios of 1.25% and 2.00% for the Catalyst Insider Long/Short Class A and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 62/366 to reflect the period since inception from 04/30/12 through 6/30/12.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

MANAGER

Catalyst Capital Advisors, LLC

22 High Street

Huntington, NY 11743

ADMINISTRATOR & TRANSFER AGENT

Gemini Fund Services LLC

17605 Wright Street Suite 2

Omaha, NE  68130

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2012	2011
Catalyst Value Fund	10,000	10,000
Catalyst Large Cap Value Fund	10,000	0
Catalyst Insider Long/Short Fund	6,000	0
Catalyst Strategic Value Fund	11,000	0
Catalyst/CP Core Equity Fund	11,000	0
Catalyst/SMH High Income Fund	11,500	11,500
Catalyst/SMH Total Return Income Fund	11,500	11,500
Catalyst/Groesbeck Growth of Income Fund	10,000	10,000
Catalyst/MAP Global Capital Appreciation Fund	11,500	0
Catalyst/MAP Global Total Return Income Fund	12,000	0

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2012	2011
Catalyst Value Fund	2,000	2,000
Catalyst Large Cap Value Fund	2,000	0
Catalyst Insider Long/Short Fund	2,000	0
Catalyst Strategic Value Fund	2,000	0
Catalyst/CP Core Equity Fund	2,500	0
Catalyst/SMH High Income Fund	2,500	2,500
Catalyst/SMH Total Return Income Fund	2,500	2,500
Catalyst/Groesbeck Growth of Income Fund	2,000	2,000
Catalyst/MAP Global Capital Appreciation Fund	2,500	0
Catalyst/MAP Global Total Return Income Fund	2,500	0

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2012 and 2011 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2012 and 2011 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
President
Date: September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Treasurer
Date: September 6, 2012